                                             HOME LOAN TRUST 2007-HI1

                                                      ISSUER

                                                        AND

                                         LASALLE BANK NATIONAL ASSOCIATION

                                                 INDENTURE TRUSTEE

                                                     INDENTURE

                                            DATED AS OF MARCH 30, 2007

                                    __________________________________________

                                      HOME LOAN-BACKED NOTES, SERIES 2007-HI1

                                                   _____________

         Section 4.02.         Registration of and Limitations on Transfer and Exchange of Notes;

         Section 10.04.        Notices, etc., to Indenture Trustee, Issuer, Credit Enhancer and Rating

Exhibit A                 Form of Notes

                                  RECONCILIATION AND TIE BETWEEN TRUST INDENTURE
                                        ACT OF 1939 AND INDENTURE PROVISIONS*

          Trust Indenture
            Act Section                                                            Indenture Section

             310(a)(1)......................................................               6.11
                (a)(2)......................................................               6.11
                (a)(3)......................................................               6.10
                (a)(4)......................................................          Not Applicable
                (a)(5)......................................................               6.11
                (b).........................................................               6.08, 6.11
                (c).........................................................          Not Applicable
             311(a).........................................................               6.12
                (b).........................................................               6.12
                (c).........................................................          Not Applicable
             312(a).........................................................               7.01, 7.02(a)
                (b).........................................................               7.02(b)
                (c).........................................................               7.02(c)
             313(a).........................................................               7.04
                (b).........................................................               7.04
                (c).........................................................               7.03(a)(iii), 7.04
                (d).........................................................               7.04
             314(a).........................................................               3.10, 7.03(a)
                 (b)........................................................               3.07
                (c)(1)......................................................               8.05(c), 10.01(a)
                (c)(2)......................................................               8.05(c), 10.01(a)
                (c)(3)......................................................          Not Applicable
                (d)(1)......................................................               8.05(c), 10.01(b)
                (d)(2)......................................................               8.05(c), 10.01(b)
                (d)(3)......................................................               8.05(c), 10.01(b)
                (e).........................................................              10.01(a)
             315(a).........................................................               6.01(b)
                (b).........................................................               6.05
                (c).........................................................               6.01(a)
                (d).........................................................               6.01(c)
                (d)(1)......................................................               6.01(c)
                (d)(2)......................................................               6.01(c)
                (d)(3)......................................................               6.01(c)
                (e).........................................................               5.13
             316(a)(1)(A)...................................................               5.11
             316(a)(1)(B)...................................................               5.12
             316(a)(2)......................................................          Not Applicable
             316(b).........................................................               5.07
             317(a)(1)......................................................               5.04
             317(a)(2)......................................................               5.03(d)
             317(b).........................................................               3.03(a)
             318(a).........................................................              10.07

         This is the  Indenture,  dated as of March  30,  2007,  between  HOME  LOAN  TRUST  2007-HI1,  a  Delaware statutory  trust,  as Issuer (the  "Issuer"),  and LaSalle Bank  National  Association,  as Indenture  Trustee (the
"Indenture Trustee"),

                                                 WITNESSETH THAT:

         Each party  hereto  agrees as follows  for the  benefit of the other  party and for the equal and  ratable benefit of the Holders of the Issuer's Series 2007-HI1 Home Loan-Backed Notes (the "Notes").

                                                  GRANTING CLAUSE

         The Issuer and the Owner  Trustee  hereby Grant to the  Indenture  Trustee at the Closing Date, as trustee for the  benefit  of the  Holders  of the Notes,  all of the  Issuer's  and the Owner  Trustee's  right,  title and interest in and to whether now  existing or  hereafter  created (a) the Home Loans;  (b) all funds on deposit  from time to time in the  Payment  Account  and in all  proceeds  thereof;  (c) all  property  securing  the  payment or performance of the Home Loans and all  supporting  obligations  for the Home Loans;  and (d) all present and future claims,  demands,  causes and choses in action in respect of any or all of the  foregoing  and all  payments  on or under,  and all proceeds of every kind and nature  whatsoever  in respect of, any or all of the  foregoing  and all payments on or under,  and all proceeds of every kind and nature  whatsoever in the conversion  thereof,  voluntary or involuntary,  into cash or other liquid  property,  all cash proceeds,  accounts,  accounts  receivable,  notes, drafts,  acceptances,  checks,  deposit  accounts,  rights to payment  of any and every  kind,  and other  forms of obligations  and  receivables,  instruments  and other property which at any time  constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Trust Estate" or the "Collateral").

         The  foregoing  Grant is made in trust to secure the  payment of  principal  of and  interest  on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice,  priority or distinction,  and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

         The  foregoing  Grant shall  inure to the  benefit of the Credit  Enhancer in respect of draws made on the
Credit Enhancement  Instrument and amounts owing from time to time pursuant to the Insurance Agreement  (regardless of whether such amounts relate to the Notes or the  Certificates),  and such Grant shall continue in full force and effect for the benefit of the Credit Enhancer until all such amounts owing to it have been repaid in full.

         The Indenture  Trustee,  as trustee on behalf of the Holders of the Notes:  (i)  acknowledges  such Grant,
(ii) accepts the trust under this Indenture in accordance with the provisions  hereof,  (iii) agrees to perform its duties as Indenture Trustee as required herein and (iv) acknowledges  receipt of the Credit Enhancement  Instrument and shall hold such Credit  Enhancement  Instrument in accordance  with the terms of this Indenture for the benefit of the Holders of the Notes.

ARTICLE I

                                                    DEFINITIONS

Section 1.01.       Definitions.  For all  purposes  of this  Indenture,  except as  otherwise  expressly  provided herein or unless the context  otherwise  requires,  capitalized  terms not otherwise  defined herein shall have the meanings  assigned  to such  terms in the  Definitions  attached  hereto as  Appendix  A which is  incorporated  by reference herein.  All other capitalized terms used herein shall have the meanings specified herein.

Section 1.02.       Incorporation  by  Reference  of Trust  Indenture  Act.  Whenever  this  Indenture  refers to a provision of the Trust  Indenture Act (the "TIA"),  the provision is  incorporated  by reference in and made a part of this Indenture.  The following TIA terms used in this Indenture have the following meanings:

         "Commission" means the Securities and Exchange Commission.

         "indenture securities" means the Notes.

         "indenture security holder" means a Noteholder.

         "indenture to be qualified" means this Indenture.

         "indenture trustee" means the Indenture Trustee.

         "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

         All other TIA terms used in this  Indenture  that are  defined by the TIA,  defined  by TIA  reference  to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

Section 1.03.       Rules of Construction.  Unless the context otherwise requires:

(i)      a term has the meaning assigned to it;

(ii)     an accounting  term not otherwise  defined has the meaning  assigned to it in  accordance  with  generally accepted accounting principles as in effect from time to time;

(iii)    "or" is not exclusive;

(iv)     "including" means including without limitation;

(v)      words in the singular include the plural and words in the plural include the singular; and

(vi)     any  agreement,  instrument or statute  defined or referred to herein or in any  instrument or certificate delivered  in  connection  herewith  means  such  agreement,  instrument  or  statute as from time to time amended,  modified or supplemented  and includes (in the case of agreements or instruments)  references to all  attachments  thereto and  instruments  incorporated  therein;  references to a Person are also to its permitted successors and assigns.

ARTICLE II

                                            ORIGINAL ISSUANCE OF NOTES

Section 2.01.       Form. The Notes,  together with the Indenture  Trustee's  certificate of authentication,  shall be in substantially  the form set forth in Exhibit A, with such appropriate  insertions,  omissions,  substitutions and other  variations as are required or permitted by this  Indenture  and may have such letters,  numbers or other marks of  identification  and such  legends or  endorsements  placed  thereon  as may,  consistently  herewith,  be determined  by the officers  executing  such Notes,  as evidenced by their  execution of the Notes.  Any portion of the text of any Note may be set forth on the reverse  thereof,  with an appropriate  reference  thereto on the face of the Note.

         The Notes shall be  typewritten,  printed,  lithographed  or engraved  or produced by any  combination  of these methods (with or without steel  engraved  borders),  all as determined by the Authorized  Officers  executing such Notes,  as  evidenced  by their  execution  of such  Notes.  The terms of the Notes set forth in Exhibit A are part of the terms of this Indenture.

Section 2.02.       Execution,  Authentication  and  Delivery.  The Notes shall be executed on behalf of the Issuer by any of its  Authorized  Officers.  The  signature of any such  Authorized  Officer on the Notes may be manual or facsimile.

         Notes bearing the manual or facsimile  signature of individuals who were at any time  Authorized  Officers of the Issuer  shall bind the  Issuer,  notwithstanding  that such  individuals  or any of them have ceased to hold such  offices  prior to the  authentication  and delivery of such Notes or did not hold such offices at the date of such Notes.

         The Indenture  Trustee shall upon Issuer Request  authenticate  and deliver Notes for original issue in an aggregate  initial  principal amount of $97,701,000  with respect to the Class A-1 Notes,  $26,745,000 with respect to the Class A-2 Notes,  $51,770,000  with respect to the Class A-3 Notes and $78,740,000 with respect to the Class
A-4 Notes.

         The Notes shall be dated the date of their  authentication.  The Notes  shall be  issuable  as  registered
Notes.  The Notes shall be issuable in the minimum  initial Note Balances of $100,000 and in integral  multiples of
$1 in excess thereof.

         No Note shall be entitled to any benefit under this  Indenture or be valid or obligatory  for any purpose, unless there appears on such Note a certificate  of  authentication  substantially  in the form provided for herein executed  by the  Indenture  Trustee  by the  manual  signature  of one of its  authorized  signatories,  and  such certificate  upon any Note  shall be  conclusive  evidence,  and the only  evidence,  that  such Note has been duly authenticated and delivered hereunder.

ARTICLE III

                                                     COVENANTS

Section 3.01.       Collection of Payments with respect to the Home Loans.  The Indenture  Trustee shall  establish and maintain with itself the Payment  Account as further  described in Section 5.01 of the  Servicing  Agreement in which the  Indenture  Trustee  shall,  subject to the terms of this  paragraph,  deposit,  on the same day as it is received from the Master  Servicer,  each  remittance  received by the  Indenture  Trustee with respect to the Home
Loans.  The Payment  Account shall be a segregated  account and an Eligible  Account.  The Indenture  Trustee shall make all payments of principal of and interest on the Notes,  subject to Section  3.03, as provided in Section 3.05 herein from monies on deposit in the Payment Account.

Section 3.02.       Maintenance  of Office or Agency.  The Issuer will  maintain in the City of New York,  New York or Chicago,  Illinois,  an office or agency where,  subject to satisfaction  of conditions set forth herein,  Notes may be surrendered for  registration  of transfer or exchange,  and where notices and demands to or upon the Issuer in respect of the Notes and this  Indenture  may be served.  The Issuer  hereby  initially  appoints the  Indenture
Trustee to serve as its agent for the  foregoing  purposes.  If at any time the Issuer  shall fail to maintain  any such office or agency or shall fail to furnish the Indenture  Trustee with the address  thereof,  such  surrenders, notices and  demands may be made or served at the  Corporate  Trust  Office,  and the Issuer  hereby  appoints  the
Indenture Trustee as its agent to receive all such surrenders, notices and demands.

Section 3.03.       Money for Payments To Be Held in Trust;  Paying  Agent.  (a) As provided in Section  3.01,  all payments of amounts due and payable with respect to any Notes that are to be made from amounts  withdrawn  from the
Payment Account  pursuant to Section 3.01 shall be made on behalf of the Issuer by the Indenture  Trustee or by the
Paying  Agent,  and no amounts so  withdrawn  from the Payment  Account for payments of Notes shall be paid over to the Issuer  except as  provided  in this  Section  3.03.  The Issuer  will cause each  Paying  Agent other than the
Indenture  Trustee to execute and deliver to the  Indenture  Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture  Trustee acts as Paying Agent it hereby so agrees),  subject to the provisions of this Section 3.03, that such Paying Agent will:

(i)      hold all sums  held by it for the  payment  of  amounts  due with  respect  to the  Notes in trust for the benefit of the Persons entitled  thereto until such sums shall be paid to such Persons or otherwise  disposed of as herein provided and pay such sums to such Persons as herein provided;

(ii)     give the Indenture  Trustee and the Credit  Enhancer  written notice of any default by the Issuer of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

(iii)    at any time  during the  continuance  of any such  default,  upon the  written  request  of the  Indenture
Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

(iv)     immediately  resign as Paying  Agent and  forthwith  pay to the  Indenture  Trustee all sums held by it in trust  for the  payment  of Notes if at any time it  ceases to meet the  standards  required  to be met by a Paying
Agent at the time of its appointment;

(v)      comply with all  requirements of the Code with respect to the withholding  from any payments made by it on any Notes of any  applicable  withholding  taxes  imposed  thereon  and with  respect to any  applicable  reporting requirements in connection therewith; and

(vi)     deliver  to the  Indenture  Trustee a copy of the  report to  Noteholders  prepared  with  respect to each
Payment Date by the Master Servicer pursuant to Section 4.01 of the Servicing Agreement.

         The  Issuer  may at any time,  for the  purpose  of  obtaining  the  satisfaction  and  discharge  of this
Indenture or for any other purpose,  by Issuer Request direct any Paying Agent to pay to the Indenture  Trustee all sums held in trust by such Paying  Agent,  such sums to be held by the  Indenture  Trustee  upon the same trusts as those  upon  which the sums were held by such  Paying  Agent;  and upon such  payment  by any  Paying  Agent to the
Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Subject to applicable  laws with respect to escheat of funds,  any money held by the Indenture  Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and  remaining  unclaimed  for one year after  such  amount has become  due and  payable  shall be  discharged  from such trust and be paid to the
Issuer on Issuer Request;  and the Holder of such Note shall thereafter,  as an unsecured  general  creditor,  look only to the Issuer for  payment  thereof  (but only to the extent of the  amounts so paid to the  Issuer),  and all liability of the  Indenture  Trustee or such Paying Agent with respect to such trust money shall  thereupon  cease;
provided,  however,  that the  Indenture  Trustee or such  Paying  Agent,  before  being  required to make any such repayment,  shall at the  expense  and  direction  of the  Issuer  cause to be  published  once,  in an  Authorized
Newspaper,  notice that such money remains unclaimed and that, after a date specified  therein,  which shall not be less than 30 days from the date of such  publication,  any unclaimed  balance of such money then  remaining will be repaid to the  Issuer.  The  Indenture  Trustee may also adopt and employ,  at the  expense  and  direction  of the
Issuer,  any other  reasonable  means of  notification  of such repayment  (including,  but not limited to, mailing notice of such  repayment to Holders whose Notes have been called but have not been  surrendered  for redemption or whose  right to or interest  in monies due and  payable  but not  claimed is  determinable  from the records of the
Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).
Section 3.04.       Existence.  The Issuer  will keep in full  effect its  existence,  rights and  franchises  as a statutory trust under the laws of the State of Delaware  (unless it becomes,  or any successor  Issuer hereunder is or  becomes,  organized  under the laws of any other state or of the United  States of  America,  in which case the
Issuer will keep in full effect its  existence,  rights and franchises  under the laws of such other  jurisdiction)
and will obtain and preserve its qualification to do business in each  jurisdiction in which such  qualification is or shall be necessary to protect the validity and  enforceability of this Indenture,  the Notes, the Home Loans and each other instrument or agreement included in the Trust Estate.

Section 3.05.       Payment of Principal and Interest;  Defaulted  Interest.  (a) On each Payment Date from amounts on deposit in the Payment Account,  the Paying Agent shall pay to the Noteholders,  the Certificate Paying Agent on
behalf of the  Certificateholder  and to other Persons the amounts to which they are entitled,  as set forth in the statements  delivered to the Indenture  Trustee pursuant to Section 4.01 of the Servicing  Agreement,  as set forth below in the following order of priority:

(i)      to the Credit Enhancer,  the Premium for the Credit Enhancement  Instrument,  plus any unpaid Premium from any prior Payment Date (with interest thereon as provided in the Insurance Agreement);

(ii)     to the  Noteholders,  Accrued  Note  Interest  for such Payment  Date,  on a pro rata basis,  based on the amount of Accrued Note Interest for such Payment Date,  plus any Accrued Note  Interest  remaining  unpaid from any prior Payment Date, less any Prepayment Interest  Shortfalls and Relief Act Shortfalls  allocated thereto as provided in Section 3.05(d) below;

(iii)    to the  Noteholders as principal on the Notes,  the Principal  Collection  Payment Amount for such Payment
         Date, in the order described in Section 3.05(f) below,  until the Note Balances  thereof have been reduced to zero;

(iv)     to the Noteholders as principal on the Notes,  the Liquidation  Loss Payment Amount for such Payment Date, in the order  described in Section  3.05(f)  below,  until the Note Balances  thereof have been reduced to zero;

(v)      to the Credit Enhancer,  to reimburse it for prior draws made on the Credit  Enhancement  Instrument (with interest thereon as provided in the Insurance Agreement);

(vi)     to the  Noteholders as principal on the Notes,  the Reserve  Increase Amount for such Payment Date, in the order described in Section 3.05(f) below, until the Note Balances thereof have been reduced to zero;

(vii)    to the  Credit  Enhancer,  any  other  amounts  owed to the  Credit  Enhancer  pursuant  to the  Insurance
         Agreement; and

(viii)   any remaining amount to the Certificate Paying Agent, on behalf of the holders of the Certificates;

provided,  however,  in the event that on a Payment  Date a Credit  Enhancer  Default  shall have  occurred  and be continuing,  (a) no  payments  will be made to the Credit  Enhancer  pursuant to clause (v) above until all Insured
Payments  that are due and  required to be paid by the Credit  Enhancer on the Notes on such  Payment  Date or were due and  required to be paid by the Credit  Enhancer on any prior  Payment  Date have been paid in full and (b) any amounts  payable to the Credit  Enhancer  pursuant to clause (v) shall instead be paid pursuant to clause (vii). In addition,  on the Final Insured  Payment Date or other final Payment Date (including the Payment Date following any purchase  by the Master  Servicer of the Home Loans  pursuant  to Section  8.08 of the  Servicing  Agreement),  the
amount to be paid  pursuant  to  clause  (ii)  above  shall be equal to the  aggregate  Note  Balance  of the Notes immediately prior to such Payment Date.

(b)      On each Payment Date, the Certificate Paying Agent shall deposit in the Certificate  Distribution  Account all  amounts  it  received  pursuant  to this  Section  3.05 for the  purpose  of  distributing  such  funds to the
Certificateholder.

(c)      The amounts paid to Noteholders  shall be paid to the Notes in accordance  with the applicable  percentage as set forth in the  definition  of Note Rate.  Interest  will accrue on the Notes (other than the Class A-1 Notes)
on the basis of a 360-day year  consisting  of twelve  30-day  months.  Interest will accrue on the Class A-1 Notes on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

(d)      To the extent the amount  available  for interest  distributions  on the Notes is less than the  aggregate amount of Accrued Note Interest on the Notes, a draw on the Credit Enhancement  Instrument will be made;  provided, however,  that to the  extent  such  shortfall  is a  result  of  Prepayment  Interest  Shortfalls  or  Relief  Act
Shortfalls,  whether related to the current  Collection Period or a prior Collection Period, the shortfall will not be covered by the Credit  Enhancement  Instrument,  and the  shortfall  will be  allocated to the amount of Accrued
Note Interest on the Notes on a pro rata basis.

(e)      Any  installment  of interest or principal,  if any,  payable on any Note that is punctually  paid or duly provided for by the Issuer on the  applicable  Payment Date shall be paid to each Holder of record on the preceding
Record Date,  by wire transfer to an account  specified in writing by such Holder  reasonably  satisfactory  to the
Indenture  Trustee as of the  preceding  Record  Date or in all other  cases or if no such  instructions  have been delivered to the Indenture  Trustee,  by check or money order to such Noteholder mailed to such Holder's address as it appears in the Note  Register the amount  required to be paid to such Holder on such  Payment  Date  pursuant to such Holder's Securities;  provided,  however,  that the Indenture Trustee shall not pay to such Holders any amount required to be withheld from a payment to such Holder by the Code.

(f)      Any payments to the Notes  pursuant to clauses  3.05(a)(iii),  (iv) and (vi) above plus  amounts  drawn on the Credit  Enhancement  Instrument in respect of principal shall be distributed to the Class A-1, Class A-2, Class
A-3 and Class A-4 Notes, in that order,  in each case until the  outstanding  Note Balance thereof has been reduced to zero.

(g)      The Note  Balance  of each Note  shall be due and  payable in full on the Final  Insured  Payment  Date as provided  in the form of Note set forth in  Exhibit A. All  principal  payments  on the Notes  shall be made to the
Noteholders  entitled thereto in accordance with the Percentage  Interests  represented by such Notes. Upon written notice to the  Indenture  Trustee by the Issuer (or by the Master  Servicer  on behalf of the  Issuer,  pursuant to
Section  8.08(c)  of the  Servicing  Agreement)  of the Final  Insured  Payment  Date for the Notes or other  final
Payment Date, the Indenture  Trustee shall notify the related  Noteholders  of record of the Final Insured  Payment
Date or other  final  Payment  Date,  by mail or  facsimile,  no later than five  Business  Days prior to the Final
Insured Payment Date or other final Payment Date and shall specify:

(i)      that the Record Date otherwise applicable to such Payment Date is not applicable;

(ii)     that payment of the  principal  amount and any interest due with respect to such Note at the Final Insured
         Payment  Date or other final  Payment Date will be payable only upon  presentation  and  surrender of such
         Note and shall  specify  the place  where  such  Note may be  presented  and  surrendered  for such  final payment; and

(iii)    the amount of any such final payment, if known.

Section 3.06.       Protection  of Trust  Estate.  (a) The Issuer  will from time to time  execute  and deliver all such supplements and amendments hereto and all such financing statements,  continuation statements,  instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

(i)      maintain or preserve  the lien and  security  interest  (and the  priority  thereof) of this  Indenture or carry out more effectively the purposes hereof;

(ii)     perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

(iii)    cause the Trust to enforce any of the Home Loans; and

(iv)     preserve  and  defend  title  to the  Trust  Estate  and  the  rights  of the  Indenture  Trustee  and the
         Noteholders in such Trust Estate against the claims of all persons and parties.

(b)      Except as otherwise  provided in this  Indenture,  the  Indenture  Trustee shall not remove any portion of the Trust Estate that  consists of money or is evidenced by an  instrument,  certificate  or other writing from the jurisdiction in which it was held at the date of the most recent Opinion of Counsel delivered  pursuant to Section
3.07 (or from the  jurisdiction  in which it was held as  described  in the  Opinion  of Counsel  delivered  at the
Closing Date  pursuant to Section  3.07(a),  if no Opinion of Counsel has yet been  delivered  pursuant to Section
3.07(b))  unless  the  Trustee  shall  have first  received  an Opinion of Counsel to the effect  that the lien and security  interest  created by this  Indenture  with respect to such property will continue to be maintained  after giving  effect to such  action or  actions.  The Issuer  hereby  designates  the  Indenture  Trustee  its agent and attorney in fact to execute any financing  statement,  continuation  statement or other  instrument  required to be executed pursuant to this Section 3.06.

Section 3.07.       Opinions  as to Trust  Estate.  (a)  On  the  Closing  Date,  the Issuer  shall  furnish to the
Indenture  Trustee and the Owner  Trustee an Opinion of Counsel at the expense of the Issuer  either  stating that, in the  opinion of such  counsel,  such  action has been taken  with  respect to the  recording  and filing of this
Indenture,  any  indentures  supplemental  hereto,  and any other  requisite  documents,  and with  respect  to the execution and filing of any  financing  statements  and  continuation  statements,  as are necessary to perfect and make  effective  the lien and  security  interest in the Home Loans and  reciting  the details of such  action,  or stating that, in the opinion of such counsel,  no such action is necessary to make such lien and security  interest effective.

(b)      On or before  December  31st in each  calendar  year,  beginning in 2007,  the Issuer shall furnish to the
Indenture  Trustee and the Credit  Enhancer an Opinion of Counsel at the expense of the Issuer either stating that, in the opinion of such counsel, such action has been taken with respect to the recording,  filing,  rerecording and refiling of this Indenture,  any indentures  supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing  statements  and  continuation  statements as is necessary to maintain the lien and  security  interest in the Home Loans and  reciting  the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain  such lien and security  interest.  Such Opinion of
Counsel shall also describe the  recording,  filing,  re recording and refiling of this  Indenture,  any indentures supplemental  hereto and any other  requisite  documents and the  execution and filing of any financing  statements and  continuation  statements  that will,  in the opinion of such  counsel,  be  required to maintain  the lien and security interest in the Home Loans until December 31 in the following calendar year.

Section 3.08.       Performance of Obligations;  Servicing  Agreement.  (a) The Issuer will punctually  perform and observe  all of its  obligations  and  agreements  contained  in this  Indenture,  the Basic  Documents  and in the instruments and agreements included in the Trust Estate.

(b)      The Issuer may contract  with other Persons to assist it in  performing  its duties under this  Indenture, and any performance of such duties by a Person identified to the Indenture  Trustee in an Officer's  Certificate of
the Issuer shall be deemed to be action taken by the Issuer.

(c)      The Issuer  will not take any action or permit any action to be taken by others  which  would  release any
Person from any of such Person's  covenants or  obligations  under any of the documents  relating to the Home Loans or under any  instrument  included in the Trust  Estate,  or which would  result in the  amendment,  hypothecation, subordination,  termination  or discharge  of, or impair the  validity or  effectiveness  of, any of the  documents relating  to the Home  Loans or any such  instrument,  except  such  actions as the Master  Servicer  is  expressly permitted to take in the Servicing Agreement.

(d)      The  Issuer  may  retain  an  administrator  and may enter  into  contracts  with  other  Persons  for the performance of the Issuer's  obligations  hereunder,  and performance of such  obligations by such Persons shall be deemed to be performance of such obligations by the Issuer.

Section 3.09.       Negative Covenants.  So long as any Notes are Outstanding, the Issuer shall not:

(i)      except as expressly  permitted by this Indenture,  sell,  transfer,  exchange or otherwise  dispose of the
         Trust Estate, unless directed to do so by the Indenture Trustee;

(ii)     claim any credit on, or make any  deduction  from the  principal  or  interest  payable in respect of, the
         Notes  (other  than  amounts  properly  withheld  from such  payments  under the Code) or assert any claim against any present or former  Noteholder  by reason of the payment of the taxes  levied or assessed  upon any part of the Trust Estate;

(iii)    (A) permit the validity or  effectiveness  of this  Indenture  to be impaired,  or permit the lien of this
         Indenture to be amended,  hypothecated,  subordinated,  terminated or discharged,  or permit any Person to be released from any covenants or  obligations  with respect to the Notes under this  Indenture  except as may be expressly permitted hereby, permit any lien, charge,  excise,  claim,  security interest,  mortgage or other  encumbrance  (other than the lien of this  Indenture) to be created on or extend to or otherwise arise  upon or burden  the Trust  Estate or any part  thereof  or any  interest  therein  or the  proceeds thereof or (B)  permit the lien of this  Indenture  not to  constitute  a valid  first  priority  security interest in the Trust Estate; or

(iv)     waive or impair,  or fail to assert  rights  under the Home Loans,  or impair or cause to be impaired  the
         Home Loans or the Issuer's  interest in the Home Loans,  the Home Loan Purchase  Agreement or in any Basic
         Document, if any such action would materially and adversely affect the interests of the Noteholders.

Section 3.10.       Annual  Statement as to  Compliance.  The Issuer will deliver to the Indenture  Trustee and the
Credit Enhancer,  within 120 days after the end of each fiscal year of the Issuer  (commencing with the fiscal year
2008), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

(i)      a review of the  activities of the Issuer  during such year and of its  performance  under this  Indenture and the Trust Agreement has been made under such Authorized Officer's supervision; and

(ii)     to the best of such Authorized  Officer's  knowledge,  based on such review,  the Issuer has complied with all conditions and covenants  under this  Indenture and the provisions of the Trust  Agreement  throughout such  year,  or,  if there has been a default  in its  compliance  with any such  condition  or  covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

Section 3.11.       Recording of  Assignments.  The Issuer  shall  enforce the  obligation  of the Seller under the
Home Loan Purchase  Agreement to submit or cause to be submitted for recording all Assignments of Mortgages  within
60 days of receipt of recording information by the Master Servicer.

Section 3.12.       Representations  and Warranties  Concerning the Home Loans. The Indenture  Trustee,  as pledgee of the Home Loans, has the benefit of the  representations  and warranties made by the Seller in Section 3.1(a) and
Section  3.1(b) of the Home Loan  Purchase  Agreement  concerning  the Home  Loans  and the  right to  enforce  the remedies  against the Seller  provided in such Section  3.1(a) or Section  3.1(b) to the same extent as though such representations and warranties were made directly to the Indenture Trustee.

Section 3.13.       Assignee of Record of the Home Loans.  The Issuer hereby  directs and  authorizes the Indenture
Trustee to hold record title to the Home Loans by being named as payee in the  endorsements  of the Mortgage  Notes and  assignee  in the  Assignments  of  Mortgage  to be  recorded  under  Section  2.1 of the  Home  Loan  Purchase
Agreement.  Except as expressly  provided in the Home Loan Purchase  Agreement or in the Servicing  Agreement  with respect to any specific  Home Loan,  the  Indenture  Trustee  shall not execute any  endorsement  or  assignment or otherwise  release or transfer  such record title to any of the Home Loans until such time as the  remaining  Trust
Estate may be released  pursuant to Section  8.05(b).  The Indenture  Trustee's  holding of such record title shall in all respects be subject to its fiduciary obligations to the Noteholders hereunder.

Section 3.14.       Master  Servicer  as Agent  and  Bailee  of the  Indenture  Trustee.  Solely  for  purposes  of perfection under Section 9-305 of the Uniform  Commercial Code or other similar  applicable law, rule or regulation of the state in which such property is held by the Master  Servicer,  the Issuer and the Indenture  Trustee  hereby acknowledge  that the Master Servicer is acting as agent and bailee of the Indenture  Trustee in holding amounts on deposit in the  Custodial  Account  pursuant to Section 3.02 of the Servicing  Agreement  that are allocable to the
Home  Loans,  as well as its agent and bailee in holding  any Related  Documents  released  to the Master  Servicer pursuant  to Section  3.06(c) of the  Servicing  Agreement,  and any other items  constituting  a part of the Trust
Estate  which from time to time come into the  possession  of the Master  Servicer.  It is  intended  that,  by the
Master  Servicer's  acceptance of such agency  pursuant to Section 3.02 of the Servicing  Agreement,  the Indenture
Trustee,  as a pledgee of the Home Loans, will be deemed to have possession of such Related Documents,  such monies and such other  items for  purposes  of Section  9-305 of the  Uniform  Commercial  Code of the state in which such property is held by the Master Servicer.

Section 3.15.       Investment  Company  Act. The Issuer shall not become an  "investment  company" or  "controlled by" an  investment  company as such terms are defined in the  Investment  Company  Act of 1940,  as amended (or any successor  or  amendatory  statute),  and the rules and  regulations  thereunder  (taking into account not only the general  definition  of  the  term  "investment  company"  but  also  any  available  exceptions  to  such  general definition);  provided,  however,  that the Issuer shall be in  compliance  with this Section 3.15 if it shall have obtained an order exempting it from  regulation as an "investment  company" so long as it is in compliance with the conditions imposed in such order.

Section 3.16.       Issuer May  Consolidate,  etc. (a) The Issuer shall not  consolidate  or merge with or into any other Person, unless:

(i)      the Person (if other than the Issuer)  formed by or  surviving  such  consolidation  or merger  shall be a
         Person  organized  and  existing  under  the laws of the  United  States  of  America  or any state or the
         District of Columbia  and shall  expressly  assume,  by an  indenture  supplemental  hereto,  executed and delivered to the Indenture  Trustee,  in form reasonably  satisfactory to the Indenture  Trustee,  the due and punctual  payment of the principal of and interest on all Notes and to the  Certificate  Paying Agent, on behalf of the  Certificateholder  and the  performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

(ii)     immediately  after  giving  effect to such  transaction,  no Event of Default  shall have  occurred and be continuing;

(iii)    the Issuer  receives  consent of the Credit  Enhancer (so long as no Credit  Enhancer  Default exists) and the Rating  Agencies  shall have  notified the Issuer  (with a copy to the  Indenture  Trustee)  that such transaction  shall  not  cause  the  rating  of  the  Notes,  without  regard  to the  Credit  Enhancement
         Instrument,  to be reduced,  suspended or  withdrawn or to be  considered  by either  Rating  Agency to be below investment grade without taking into account the Credit Enhancement Instrument;

(iv)     the Issuer  shall have  received an Opinion of Counsel  (and shall have  delivered  copies  thereof to the
         Indenture  Trustee  and the  Credit  Enhancer)  to the  effect  that  such  transaction  will not have any material adverse tax consequence to the Issuer, any Noteholder or any Certificateholder;

(v)      any action that is necessary to maintain the lien and security  interest  created by this Indenture  shall have been taken; and

(vi)     the Issuer  shall have  delivered to the  Indenture  Trustee an  Officer's  Certificate  and an Opinion of
         Counsel each stating that such  consolidation or merger and such  supplemental  indenture comply with this
         Article III and that all conditions  precedent  herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

(b)      The Issuer shall not convey or transfer any of its properties or assets,  including  those included in the
Trust Estate, to any Person, unless:

(i)      the  Person  that  acquires  by  conveyance  or  transfer  the  properties  and  assets of the  Issuer the conveyance  or transfer of which is hereby  restricted  shall (A) be a United  States  citizen or a Person organized  and  existing  under the laws of the  United  States of America  or any  state,  (B)  expressly assume, by an indenture  supplemental  hereto,  executed and delivered to the Indenture  Trustee,  in form satisfactory to the Indenture  Trustee,  the due and punctual  payment of the principal of and interest on all Notes and the  performance  or  observance of every  agreement  and covenant of this  Indenture on the part of the Issuer to be performed or observed,  all as provided  herein,  (C) expressly agree by means of such  supplemental  indenture  that all right,  title and  interest so conveyed  or  transferred  shall be subject  and  subordinate  to the rights of Holders of the Notes,  (D) unless  otherwise  provided in such supplemental  indenture,  expressly  agree to indemnify,  defend and hold harmless the Issuer  against and from any loss,  liability  or expense  arising  under or related to this  Indenture  and the Notes and (E)
         expressly agree by means of such supplemental  indenture that such Person (or if a group of Persons,  then one  specified  Person)  shall make all filings with the  Commission  (and any other  appropriate  Person)
         required by the Exchange Act in connection with the Notes;

(ii)     immediately  after giving effect to such  transaction,  no Default or Event of Default shall have occurred and be continuing;

(iii)    the Issuer  receives  consent of the Credit  Enhancer (so long as no Credit  Enhancer  Default exists) and the Rating  Agencies  shall have  notified the Issuer  (with a copy to the  Indenture  Trustee)  that such transaction  shall  not  cause  the  rating  of  the  Notes,  without  regard  to the  Credit  Enhancement
         Instrument, to be reduced, suspended or withdrawn;

(iv)     the Issuer  shall have  received an Opinion of Counsel  (and shall have  delivered  copies  thereof to the
         Indenture  Trustee  and the  Credit  Enhancer)  to the  effect  that  such  transaction  will not have any material adverse tax consequence to the Issuer or any Noteholder;

(v)      any action that is necessary to maintain the lien and security  interest  created by this Indenture  shall have been taken; and

(vi)     the Issuer  shall have  delivered to the  Indenture  Trustee an  Officer's  Certificate  and an Opinion of
         Counsel each stating that such  conveyance or transfer and such  supplemental  indenture  comply with this
         Article III and that all conditions  precedent  herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

Section 3.17.       Successor  or  Transferee.  (a) Upon any  consolidation  or merger of the Issuer in  accordance with Section  3.16(a),  the Person formed by or surviving such  consolidation  or merger (if other than the Issuer)
shall  succeed  to, and be  substituted  for,  and may  exercise  every  right and power of, the Issuer  under this
Indenture with the same effect as if such Person had been named as the Issuer herein.

(b)      Upon a  conveyance  or  transfer  of all the assets and  properties  of the  Issuer  pursuant  to Section
3.16(b),  the Issuer will be  released  from every  covenant  and  agreement  of this  Indenture  to be observed or performed on the part of the Issuer with respect to the Notes  immediately  upon the delivery of written  notice to the Indenture Trustee of such conveyance or transfer.

Section 3.18.       No Other  Business.  The  Issuer  shall  not  engage  in any  business  other  than  financing, purchasing,  owning and selling and managing the Home Loans and the  issuance of the Notes and the  Certificate  in the manner contemplated by this Indenture and the Basic Documents and all activities incidental thereto.

Section 3.19.       No  Borrowing.  The Issuer  shall not issue,  incur,  assume,  guarantee  or  otherwise  become liable, directly or indirectly, for any indebtedness except for the Notes.

Section 3.20.       Guarantees,  Loans,  Advances and Other  Liabilities.  Except as contemplated by this Indenture or the Basic  Documents,  the Issuer  shall not make any loan or advance or credit to, or  guarantee  (directly  or indirectly or by an instrument  having the effect of assuring  another's  payment or  performance on any obligation or capability of so doing or otherwise),  endorse or otherwise become contingently liable,  directly or indirectly, in  connection  with the  obligations,  stocks or dividends of, or own,  purchase,  repurchase or acquire (or agree contingently  to do so) any stock,  obligations,  assets or  securities  of, or any other  interest in, or make any capital contribution to, any other Person.

Section 3.21.       Capital  Expenditures.  The Issuer  shall not make any  expenditure  (by long term or operating lease or otherwise) for capital assets (either realty or personalty).

Section 3.22.       Owner  Trustee Not Liable for the  Certificate  or Related  Documents.  The recitals  contained herein shall be taken as the statements of the Depositor,  and the Owner Trustee assumes no responsibility  for the correctness  thereof.  The Owner  Trustee  makes no  representations  as to the  validity  or  sufficiency  of this
Indenture,  of any Basic  Document or of the  Certificate  (other than the  signatures  of the Owner Trustee on the
Certificate) or the Notes,  or of any Related  Documents,  or of MERS or the MERS(R)System.  The Owner Trustee shall at no time have any  responsibility  or  liability  with  respect  to the  sufficiency  of the Trust  Estate or its ability to generate  the  payments to be  distributed  to the  Certificateholder  under the Trust  Agreement or the
Noteholders  under this  Indenture,  including,  the compliance by the Depositor or the Seller with any warranty or representation  made under any Basic  Document or in any related  document or the accuracy of any such  warranty or representation,  or any action of the Certificate Paying Agent, the Certificate  Registrar or the Indenture Trustee
taken in the name of the Owner Trustee.

Section 3.23.       Restricted  Payments.  The Issuer shall not,  directly or  indirectly,  (i) pay any dividend or make any payment (by reduction of capital or  otherwise),  whether in cash,  property,  securities or a combination thereof,  to the Owner  Trustee or any owner of a beneficial  interest in the Issuer or  otherwise  with respect to any  ownership  or equity  interest or security in or of the Issuer,  (ii)  redeem,  purchase,  retire or otherwise acquire for value any such ownership or equity  interest or security or (iii) set aside or otherwise  segregate any amounts for any such purpose;  provided,  however,  that the Issuer may make, or cause to be made,  (x) payments to the Owner  Trustee and the  Certificateholder  as  contemplated  by, and to the extent funds are available for such purpose under the Trust Agreement,  and (y) payments to the Master Servicer  pursuant to the terms of the Servicing
Agreement.  The Issuer will not,  directly or indirectly,  make payments to or payments from the Custodial  Account except in accordance with this Indenture and the Basic Documents.

Section 3.24.       Notice  of  Events of  Default.  The  Issuer  shall  give the  Indenture  Trustee,  the  Credit
Enhancer and the Rating  Agencies  prompt written  notice of each Event of Default  hereunder and any default under the Trust Agreement.

Section 3.25.       Further  Instruments and Acts. Upon request of the Indenture  Trustee,  the Issuer will execute and deliver such further  instruments  and do such further acts as may be  reasonably  necessary or proper to carry out more effectively the purpose of this Indenture.

Section 3.26.       Statements to  Noteholders.  On each Payment Date,  the Indenture  Trustee and the  Certificate
Registrar shall make available on its website  initially located at  "www.etrustee.net"  to the Credit Enhancer and each Noteholder and Certificateholder,  respectively,  the statement delivered to it, on the Business Day following the related Determination Date pursuant to Section 4.01 of the Servicing Agreement.

Section 3.27.       Payments  under  the  Credit  Enhancement  Instrument.  (a) On or prior to 12:00  noon New York
City time on the second  Business Day before any Payment  Date,  including  the Final  Insured  Payment  Date,  the
Indenture  Trustee  shall make a draw on the Credit  Enhancement  Instrument  in an  amount,  if any,  equal to the
Insured Payment.

(b)      The  Indenture  Trustee  shall submit,  if an Insured  Payment is specified in any  Servicing  Certificate prepared  by the Master  Servicer  pursuant to Section  4.01 of the  Servicing  Agreement,  the notice (in the form attached as Exhibit A to the Credit  Enhancement  Instrument)  in the amount of the  Insured  Payment to the Credit
Enhancer no later than 12:00 noon New York City time, on the second  Business Day prior to the  applicable  Payment
Date. Upon receipt of such Insured Payment in accordance with the terms of the Credit Enhancement  Instrument,  the
Indenture  Trustee  shall  deposit such Insured  Payment in the Payment  Account for  distribution  to  Noteholders pursuant to Section 3.05.

Section 3.28.       Reserved.

Section 3.29.       Determination  of Class A-1 Note Rate. On the second LIBOR Business Day  immediately  preceding
(i) the Closing Date in the case of the first  Interest  Accrual  Period and (ii) the first day of each  succeeding
Interest  Accrual Period,  the Indenture  Trustee shall determine LIBOR and the Master Servicer shall determine the
Note Rate for the Class A-1 Notes for such  Interest  Accrual  Period  and shall  inform  the  Issuer,  the  Master
Servicer  (with  respect to the  Indenture  Trustee's  determination  of the LIBOR),  the  Indenture  Trustee (with respect to the Master  Servicer's  determination  of the Note Rate), the Credit Enhancer and the Depositor at their respective  facsimile  numbers given to the Master Servicer or the Indenture  Trustee,  as applicable,  in writing.
All  determinations  of LIBOR by the Indenture  Trustee shall,  in the absence of manifest error, be conclusive for all  purposes,  and each holder of a Class A-1 Note,  by accepting  its Class A-1 Note,  agrees to be bound by such determination.

Section 3.30.       Liquidation  on Final Insured  Payment  Date.  On the Final Insured  Payment Date, if the Notes
are not paid in full on or prior to the Final Insured  Payment Date, the Indenture  Trustee shall take full account of the assets and liabilities of the Trust,  shall liquidate the assets,  in a commercially  reasonable  manner and on  commercially  reasonable  terms,  as promptly as is  consistent  with  obtaining  the fair value thereof and in accordance  with Section  5.15,  and shall apply and  distribute  the  proceeds  therefrom in the order of priority described in Section 3.05(c).

Section 3.31.       No Recourse.  Upon the  occurrence  of an Event of Default under the Notes,  this  Indenture or the other Basic  Documents,  Holders of the Notes  shall have  recourse  only to the  Collateral  and all  proceeds thereof,  as and to the extent provided herein,  and no recourse shall be had by such Holders against the Issuer or its other assets or properties.

Section 3.32.       Additional  UCC  Representations  and  Warranties.  The Issuer hereby  represents  and warrants that:

(i)      this Agreement  creates a valid and  continuing  security  interest (as defined in the applicable  UCC) in the Trust Estate in favor of the Indenture  Trustee on behalf of the Holders of the Notes,  which security interest is prior to all other liens, and is enforceable as such as against creditors of the Issuer.

(ii)     the Issuer owns and has good and  marketable  title to the Trust Estate free and clear of any lien,  claim or encumbrance of any Person.

(iii)    the Issuer will cause the filing of all  appropriate  financing  statements in the proper filing office in the  appropriate  jurisdictions  under  applicable  law  within  10 days of the  Closing  Date in order to perfect  the  security  interest in the Trust  Estate  granted to the  Indenture  Trustee on behalf of the
         Holders of the Notes.

(iv)     other than the security  interest  granted to the Indenture  Trustee on behalf of the Holders of the Notes pursuant to the Basic Documents,  the Issuer has not pledged,  assigned, sold, granted a security interest in, or  otherwise  conveyed any of the Trust  Estate.  The Issuer is not aware of any judgment or tax lien filings  against  it.  The  Issuer  has not  authorized  the  filing of and is not aware of any  financing statements  against the Issuer that include a description  of  collateral  covering the Trust Estate other than any  financing  statement  (i) relating to the  security  interest  granted to  Indenture  Trustee on behalf of the Holders of the Notes hereunder or (ii) that has been terminated.

         The foregoing representations may not be waived and shall survive the issuance of the Notes.

ARTICLE IV

                                THE NOTES; SATISFACTION AND DISCHARGE OF INDENTURE

Section 4.01.       The  Notes.  The  Notes  shall  be  registered  in the  name  of a  nominee  designated  by the
Depository.  Beneficial  Owners will hold  interests in the Notes as set forth in Section 4.06 herein.  The minimum initial Note Balances with respect to the Notes shall be $100,000 and integral multiples of $1 in excess thereof.

         The Indenture  Trustee may for all purposes  (including the making of payments due on the Notes) deal with the  Depository  as the  authorized  representative  of the  Beneficial  Owners  with  respect to the Notes for the purposes  of  exercising  the rights of Holders  of Notes  hereunder.  Except as  provided  in the next  succeeding paragraph  of this  Section  4.01,  the rights of  Beneficial  Owners with respect to the Notes shall be limited to those  established  by law and  agreements  between  such  Beneficial  Owners  and the  Depository  and  Depository
Participants.  Except as  provided  in  Section  4.08,  Beneficial  Owners  shall  not be  entitled  to  definitive certificates  for the Notes as to which they are the Beneficial  Owners.  Requests and  directions  from, and votes of,  the  Depository  as Holder of the Notes  shall not be deemed  inconsistent  if they are made with  respect  to different  Beneficial  Owners.  The  Indenture  Trustee may establish a reasonable  record date in connection  with solicitations  of consents  from or voting by  Noteholders  and give notice to the  Depository of such record date.
Without the consent of the Issuer and the Indenture  Trustee,  no Note may be transferred by the Depository  except to a successor Depository that agrees to hold such Note for the account of the Beneficial Owners.

         In the event the  Depository  Trust Company  resigns or is removed as  Depository,  the Indenture  Trustee with the  approval  of the  Issuer  may  appoint  a  successor  Depository.  If no  successor  Depository  has been appointed  within 30 days of the effective date of the Depository's  resignation or removal,  each Beneficial Owner shall be entitled to certificates  representing the Notes it beneficially owns in the manner prescribed in Section
4.08.

         The Notes shall, on original  issue, be executed on behalf of the Issuer by the Owner Trustee,  not in its individual  capacity  but  solely as Owner  Trustee,  authenticated  by the Note  Registrar  and  delivered  by the
Indenture Trustee to or upon the order of the Issuer.

Section 4.02.       Registration of and Limitations on Transfer and Exchange of Notes;  Appointment of Certificate
Registrar.  The Issuer shall cause to be kept at the  Indenture  Trustee's  Corporate  Trust Office a Note Register
in which,  subject to such  reasonable  regulations as it may prescribe,  the Note Registrar  shall provide for the registration of Notes and of transfers and exchanges of Notes as herein provided.

         Subject to the restrictions  and limitations set forth below,  upon surrender for registration of transfer of any Note at the Corporate Trust Office,  the Issuer shall execute and the Note Registrar shall  authenticate and deliver,  in the name of the  designated  transferee or  transferees,  one or more new Notes in authorized  initial
Note Balances evidencing the same aggregate Percentage Interests.

         Subject to the  foregoing,  at the option of the  Noteholders,  Notes may be exchanged  for other Notes of like tenor, in authorized initial Note Balances evidencing the same aggregate  Percentage  Interests upon surrender of the Notes to be  exchanged  at the  Corporate  Trust  Office of the Note  Registrar.  Whenever  any Notes are so
surrendered  for  exchange,  the Issuer shall execute and the Note  Registrar  shall  authenticate  and deliver the
Notes which the  Noteholder  making the exchange is entitled to receive.  Each Note  presented or  surrendered  for registration  of transfer or exchange  shall (if so required  by the Note  Registrar)  be duly  endorsed  by, or be accompanied  by a written  instrument  of transfer  in form  reasonably  satisfactory  to the Note  Registrar  duly executed by, the Holder  thereof or his attorney  duly  authorized in writing with such  signature  guaranteed by a commercial  bank or trust  company  located  or  having a  correspondent  located  in the city of New  York.  Notes delivered upon any such transfer or exchange will evidence the same  obligations,  and will be entitled to the same rights and privileges, as the Notes surrendered.

         No service  charge shall be imposed for any  registration  of transfer or exchange of Notes,  but the Note
Registrar  shall require  payment of a sum sufficient to cover any tax or  governmental  charge that may be imposed in connection with any registration of transfer or exchange of Notes.

         All Notes  surrendered for  registration of transfer and exchange shall be cancelled by the Note Registrar and delivered to the Indenture Trustee for subsequent destruction without liability on the part of either.

         The Issuer hereby appoints the Indenture  Trustee as Certificate  Registrar to keep at its Corporate Trust
Office a  Certificate  Register  pursuant  to  Section  3.09 of the  Trust  Agreement  in  which,  subject  to such reasonable  regulations as it may prescribe,  the Certificate  Registrar shall provide for the  registration of the
Certificate  and of  transfers  and  exchanges  thereof  pursuant  to  Section  3.05 of the  Trust  Agreement.  The
Indenture Trustee hereby accepts such appointment.

         Each  purchaser  and  transferee  of a Note,  by its  acceptance  of the  Note,  shall be  deemed  to have represented  and warranted  that either (i) it is not  acquiring  the Note with the assets of an "employee  benefit plan" as defined in  Section  3(3) of ERISA,  which is  subject  to the  provisions  of Title I of ERISA,  a "plan"
described in Section  4975(e)(1) of the Code, an entity whose underlying  assets include "plan assets" by reason of an employee  benefit  plan's or other plan's  investment  in such entity or any other plan that is subject to a law that is similar to Title I of ERISA or Section  4975 of the Code or (ii) the  acquisition  and  holding of the Note will not give rise to a non-exempt  prohibited  transaction under Section 406 of ERISA, Section 4975 of the Code or any similar applicable law.

Section 4.03.       Mutilated,  Destroyed,  Lost or Stolen Notes.  If (i) any mutilated  Note is surrendered to the
Indenture  Trustee,  or the Indenture  Trustee receives  evidence to its  satisfaction of the destruction,  loss or theft of any Note,  and (ii) there is  delivered  to the  Indenture  Trustee  such  security or indemnity as may be required  by it to hold the  Issuer and the  Indenture  Trustee  harmless,  then,  in the  absence of notice to the
Issuer,  the Note  Registrar or the Indenture  Trustee that such Note has been  acquired by a bona fide  purchaser, and provided  that the  requirements  of Section 8-405 of the UCC are met, the Issuer shall  execute,  and upon its request the Indenture  Trustee shall  authenticate  and deliver,  in exchange for or in lieu of any such mutilated, destroyed,  lost or stolen Note, a replacement Note; provided,  however, that if any such destroyed, lost or stolen
Note,  but not a  mutilated  Note,  shall have  become or within  seven days shall be due and  payable,  instead of issuing a replacement  Note, the Issuer may pay such destroyed,  lost or stolen Note when so due or payable without surrender  thereof.  If, after the  delivery of such  replacement  Note or payment of a  destroyed,  lost or stolen
Note  pursuant to the proviso to the  preceding  sentence,  a bona fide  purchaser of the original  Note in lieu of which such  replacement  Note was issued  presents for payment such  original  Note,  the Issuer and the  Indenture
Trustee  shall be  entitled  to recover  such  replacement  Note (or such  payment)  from the Person to whom it was delivered or any Person taking such  replacement  Note from such Person to whom such replacement Note was delivered or any assignee of such Person,  except a bona fide  purchaser,  and shall be entitled to recover upon the security or indemnity  provided  therefor to the extent of any loss,  damage,  cost or expense incurred by the Issuer or the
Indenture Trustee in connection therewith.

         Upon the issuance of any  replacement  Note under this Section 4.03, the Issuer may require the payment by the Holder of such Note of a sum  sufficient to cover any tax or other  governmental  charge that may be imposed in relation  thereto and any other  reasonable  expenses  (including  the fees and expenses of the Indenture  Trustee)
connected therewith.

         Every  replacement  Note issued pursuant to this Section 4.03 in replacement of any mutilated,  destroyed, lost or stolen Note shall constitute an original additional  contractual  obligation of the Issuer,  whether or not the mutilated,  destroyed,  lost or stolen Note shall be at any time  enforceable by anyone,  and shall be entitled to all the  benefits  of this  Indenture  equally  and  proportionately  with any and all other  Notes duly  issued hereunder.  The  provisions of this Section 4.03 are exclusive and shall  preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

Section 4.04.       Persons Deemed  Owners.  Prior to due  presentment  for  registration  of transfer of any Note, the Issuer,  the Credit Enhancer,  the Indenture  Trustee and any agent of the Issuer or the Indenture  Trustee may treat the Person in whose name any Note is registered  (as of the day of  determination)  as the owner of such Note for the  purpose of  receiving  payments  of  principal  of and  interest,  if any,  on such Note and for all other purposes  whatsoever,  whether  or not such Note be  overdue,  and none of the  Issuer,  the Credit  Enhancer,  the
Indenture Trustee or any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

Section 4.05.       Cancellation.  All Notes  surrendered  for  payment,  registration  of  transfer,  exchange  or redemption  shall,  if  surrendered to any Person other than the Indenture  Trustee,  be delivered to the Indenture
Trustee  and shall be  promptly  cancelled  by the  Indenture  Trustee.  The Issuer may at any time  deliver to the
Indenture  Trustee for  cancellation any Notes previously  authenticated  and delivered  hereunder which the Issuer may have  acquired  in any  manner  whatsoever,  and all Notes so  delivered  shall be  promptly  cancelled  by the
Indenture  Trustee.  No Notes shall be  authenticated in lieu of or in exchange for any Notes cancelled as provided in this  Section  4.05,  except as  expressly  permitted  by this  Indenture.  All  cancelled  Notes may be held or disposed of by the Indenture  Trustee in accordance with its standard  retention or disposal policy as in effect at the time unless the Issuer  shall direct by an Issuer  Request that they be destroyed or returned to it;  provided, however,  that such Issuer  Request is timely and the Notes have not been  previously  disposed of by the Indenture
Trustee.

Section 4.06.       Book Entry  Notes.  Each Class of Notes shall  initially be issued as one or more Notes held by the Book Entry Custodian or, if appointed to hold such Notes as provided below, the Depository  Trust Company,  the initial  Depository,  and registered in the name of its nominee Cede & Co. Except as provided  below,  registration of such Notes may not be transferred  by the Indenture  Trustee  except to another  Depository  that agrees to hold such Notes for the respective  Beneficial Owners.  The Indenture Trustee is hereby initially  appointed as the Book
Entry  Custodian and hereby agrees to act as such in accordance  herewith and in accordance with the agreement that it has with the Depository  authorizing  it to act as such.  The Book Entry  Custodian may, and, if it is no longer qualified  to act as such,  the Book Entry  Custodian  shall,  appoint,  by a written  instrument  delivered to the
Depositor,  the Master  Servicer  and, if the  Indenture  Trustee is not the Book Entry  Custodian,  the  Indenture
Trustee,  any other  transfer agent  (including  the  Depository or any successor  Depository) to act as Book Entry
Custodian  under such  conditions  as the  predecessor  Book Entry  Custodian  and the  Depository or any successor
Depository may prescribe,  provided that the  predecessor  Book Entry Custodian shall not be relieved of any of its duties or  responsibilities  by reason of any new  appointment,  except if the  Depository  is the successor to the
Book Entry  Custodian.  If the Indenture  Trustee  resigns or is removed in accordance  with the terms hereof,  the successor  trustee or, if it so elects,  the Depository shall immediately  succeed to its  predecessor's  duties as
Book Entry  Custodian.  The Depositor  shall have the right to inspect,  and to obtain copies of, any Notes held as
Book Entry Notes by the Book Entry  Custodian.  No  Beneficial  Owner will receive a Definitive  Note  representing such Beneficial  Owner's interest in such Note,  except as provided in Section 4.08.  Unless and until  definitive, fully registered Notes (the "Definitive Notes") have been issued to Beneficial Owners pursuant to Section 4.08:

(i)      the provisions of this Section 4.06 shall be in full force and effect;

(ii)     the Note  Registrar  and the  Indenture  Trustee  shall be  entitled to deal with the  Depository  for all purposes of this  Indenture  (including  the  payment of  principal  of and  interest on the Notes and the giving of  instructions  or  directions  hereunder)  as the sole  holder of the  Notes,  and shall have no obligation to the Owners of Notes;

(iii)    to the extent  that the  provisions  of this  Section  4.06  conflict  with any other  provisions  of this
         Indenture, the provisions of this Section 4.06 shall control;

(iv)     the rights of Beneficial  Owners shall be exercised  only through the  Depository  and shall be limited to those  established  by law and  agreements  between  such  Owners of Notes and the  Depository  and/or the
         Depository  Participants.  Unless and until  Definitive  Notes are issued  pursuant to Section  4.08,  the initial  Depository  will make  book-entry  transfers  among the Depository  Participants  and receive and transmit payments of principal of and interest on the Notes to such Depository Participants; and

(v)      whenever this Indenture  requires or permits actions to be taken based upon  instructions or directions of
         Holders of Notes  evidencing  a specified  percentage  of the  aggregate  Note  Balance of the Notes,  the
         Depository  shall  be  deemed  to  represent  such  percentage  only to the  extent  that it has  received
         instructions  to  such  effect  from  Beneficial   Owners  and/or   Depository   Participants   owning  or
         representing,  respectively,  such  required  percentage of the  beneficial  interest in the Notes and has delivered such instructions to the Indenture Trustee.

Section 4.07.       Notices  to  Depository.  Whenever  a notice  or other  communication  to the Note  Holders  is required  under this  Indenture,  unless and until  Definitive  Notes shall have been issued to  Beneficial  Owners pursuant to Section 4.08, the Indenture  Trustee shall give all such notices and  communications  specified  herein to be given to Holders of the Notes to the Depository, and shall have no obligation to the Beneficial Owners.

Section 4.08.       Definitive  Notes.  If (i) the Indenture  Trustee  determines  that the Depository is no longer willing or able to properly discharge its  responsibilities  with respect to the Notes and the Indenture Trustee is unable to locate a qualified  successor,  (ii) the  Indenture  Trustee  elects to terminate the  book-entry  system through  the  Depository  or (iii)  after the  occurrence  of an Event of  Default,  Owners  of Notes  representing beneficial  interests  aggregating  at least a majority  of the  aggregate  Note  Balance  of the Notes  advise the
Depository  in writing that the  continuation  of a book-entry  system  through the  Depository is no longer in the best interests of the Beneficial  Owners,  then the Depository shall notify all Beneficial Owners and the Indenture
Trustee of the  occurrence  of any such event and of the  availability  of Definitive  Notes to  Beneficial  Owners requesting  the same.  Upon  surrender to the Indenture  Trustee of the  typewritten  Notes  representing  the Book
Entry  Notes  by  the  Book  Entry  Custodian  or  the  Depository,  as  applicable,  accompanied  by  registration instructions,  the Issuer shall  execute and the Indenture  Trustee  shall  authenticate  the  Definitive  Notes in accordance  with the  instructions  of the  Depository.  None of the Issuer,  the Note  Registrar or the  Indenture
Trustee shall be liable for any delay in delivery of such  instructions and may conclusively  rely on, and shall be protected in relying on, such  instructions.  Upon the issuance of Definitive  Notes,  the Indenture  Trustee shall recognize the Holders of the Definitive Notes as Noteholders.

Section 4.09.       Tax  Treatment.  The  Issuer has  entered  into this  Indenture,  and the Notes will be issued, with the intention  that,  for federal,  state and local income,  single  business and franchise tax purposes,  the
Notes  will  qualify as  indebtedness  of the  Issuer.  The  Issuer,  by  entering  into this  Indenture,  and each
Noteholder,  by its  acceptance  of its Note (and each  Beneficial  Owner by its  acceptance  of an interest in the applicable  Book Entry Note),  agree to treat the Notes for federal,  state and local income,  single  business and franchise tax purposes as indebtedness of the Issuer.

Section 4.10.       Satisfaction  and Discharge of Indenture.  This  Indenture  shall cease to be of further effect with respect to the Notes except as to (i) rights of  registration of transfer and exchange,  (ii)  substitution of mutilated,  destroyed,  lost or stolen Notes,  (iii) rights of Noteholders to receive payments of principal thereof and interest  thereon,  (iv) Sections 3.03,  3.04,  3.06,  3.09,  3.16,  3.17, 3.18, 3.19 and 3.20, (v) the rights, obligations  and  immunities of the Indenture  Trustee  hereunder  (including  the rights of the Indenture  Trustee under  Section  6.07 and the  obligations  of the  Indenture  Trustee  under  Section  4.11) and (vi) the rights of
Noteholders as  beneficiaries  hereof with respect to the property so deposited with the Indenture  Trustee payable to all or any of them,  and the  Indenture  Trustee,  on demand of and at the expense of the Issuer,  shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when

(A)      either

(1)      the Notes  theretofore  authenticated  and delivered (other than (i) Notes that have been destroyed,  lost or stolen  and that have been  replaced  or paid as  provided  in  Section  4.03 and (ii)  Notes for whose payment money has  theretofore  been  deposited in trust or segregated and held in trust by the Issuer and thereafter  repaid to the Issuer or  discharged  from such trust,  as provided in Section  3.03) have been delivered to the Indenture Trustee for cancellation; or

(2)      the Notes not theretofore delivered to the Indenture Trustee for cancellation

a.       have become due and payable,

b.       will become due and payable at the Final Insured Payment Date within one year, or

c.       have been declared immediately due and payable pursuant to Section 5.02.

         and the Issuer,  in the case of a. or b. above,  has  irrevocably  deposited  or caused to be  irrevocably deposited  with the  Indenture  Trustee cash or direct  obligations  of or  obligations  guaranteed by the
         United  States of America  (which will mature  prior to the date such amounts are  payable),  in trust for such purpose,  in an amount  sufficient to pay and  discharge the entire  indebtedness  on such Notes then outstanding  not theretofore  delivered to the Indenture  Trustee for  cancellation  when due on the Final
         Insured Payment Date;

(B)      the  Issuer  has paid or  caused to be paid all  other  sums  payable  hereunder  and under the  Insurance
Agreement by the Issuer; and

(C)      the Issuer has delivered to the Indenture  Trustee and the Credit  Enhancer an Officer's  Certificate  and
an Opinion of  Counsel,  each  meeting the  applicable  requirements  of Section  10.01 and each  stating  that all conditions  precedent  herein provided for relating to the  satisfaction  and discharge of this Indenture have been complied with and, if the Opinion of Counsel  relates to a deposit made in connection  with Section  4.10(A)(2)b.
above,  such  opinion  shall  further be to the effect that such  deposit  will not have any  material  adverse tax consequences to the Issuer, any Noteholders or any Certificateholder.

Section 4.11.       Application  of Trust  Money.  All monies  deposited  with the  Indenture  Trustee  pursuant to
Section 4.10 hereof shall be held in trust and applied by it, in  accordance  with the  provisions of the Notes and this Indenture,  to the payment,  either  directly or through any Paying Agent or Certificate  Paying Agent, as the
Indenture  Trustee  may  determine,  to the  Holders of  Securities,  of all sums due and to become due thereon for principal  and  interest;  but such monies need not be  segregated  from other funds except to the extent  required herein or required by law.

Section 4.12.       Subrogation  and  Cooperation.  The Issuer and the Indenture  Trustee  acknowledge  that (i) to the extent the Credit  Enhancer makes payments under the Credit  Enhancement  Instrument on account of principal of or interest on the Home Loans,  the Credit  Enhancer will be fully  subrogated to the rights of the  Noteholders to receive  such  principal  and  interest  from the Home  Loans,  and (ii) the  Credit  Enhancer  shall be paid  such principal and interest but only from the sources and in the manner provided  herein and in the Insurance  Agreement for the payment of such principal and interest.

         The Indenture  Trustee shall cooperate in all respects with any reasonable  request by the Credit Enhancer for action to preserve or enforce the Credit  Enhancer's  rights or interest  under this Indenture or the Insurance
Agreement,  consistent  with this  Indenture and without  limiting the rights of the  Noteholders  as otherwise set forth in the Indenture,  including,  without limitation, upon the occurrence and continuance of a default under the
Insurance Agreement, a request to take any one or more of the following actions:

(i)      institute  Proceedings  for the  collection  of all  amounts  then  payable  on the  Notes,  or under this
         Indenture in respect to the Notes and all amounts  payable  under the  Insurance  Agreement and to enforce any judgment obtained and collect from the Issuer monies adjudged due;

(ii)     sell the Trust  Estate or any  portion  thereof or rights or  interest  therein,  at one or more public or private Sales (as defined in Section 5.15 hereof) called and conducted in any manner permitted by law;

(iii)    file or record all assignments that have not previously been recorded;

(iv)     institute Proceedings from time to time for the complete or partial foreclosure of this Indenture; and

(v)      exercise  any  remedies  of a  secured  party  under  the  Uniform  Commercial  Code and  take  any  other appropriate action to protect and enforce the rights and remedies of the Credit Enhancer hereunder.

         Following  the payment in full of the Notes,  the Credit  Enhancer  shall  continue to have all rights and privileges  provided to it under this  Section and in all other  provisions  of this  Indenture,  until all amounts owing to the Credit Enhancer have been paid in full.

Section 4.13.       Repayment of Monies Held by Paying Agent.  In connection  with the  satisfaction  and discharge of this  Indenture with respect to the Notes,  all monies then held by any Person other than the Indenture  Trustee under the  provisions of this  Indenture  with respect to such Notes shall,  upon demand of the Issuer,  be paid to the Indenture  Trustee to be held and applied  according to Section 3.05 and  thereupon  such Paying Agent shall be released from all further liability with respect to such monies.

Section 4.14.       Temporary  Notes.  Pending the preparation of any Definitive  Notes, the Issuer may execute and upon its written  direction,  the Indenture  Trustee may  authenticate  and make available for delivery,  temporary
Notes that are  printed,  lithographed,  typewritten,  photocopied  or  otherwise  produced,  in any  denomination, substantially  of the tenor of the  Definitive  Notes in lieu of which they are  issued  and with such  appropriate insertions,  omissions,  substitutions and other variations as the officers executing such Notes may determine,  as evidenced by their execution of such Notes.

         If  temporary  Notes  are  issued,  the  Issuer  will  cause  Definitive  Notes  to  be  prepared  without unreasonable  delay.  After the preparation of the Definitive  Notes, the temporary Notes shall be exchangeable for
Definitive  Notes upon surrender of the temporary Notes at the office or agency of the Indenture  Trustee,  without charge to the Holder.  Upon  surrender  for  cancellation  of any one or more  temporary  Notes,  the Issuer  shall execute and the Indenture  Trustee shall  authenticate  and make  available  for  delivery,  in exchange  therefor,
Definitive  Notes  of  authorized  denominations  and of like  tenor  and  aggregate  principal  amount.  Until  so exchanged,  such  temporary  Notes shall in all respects be entitled to the same benefits  under this  Indenture as
Definitive Notes.

ARTICLE V

                                               DEFAULT AND REMEDIES

Section 5.01.       Events of Default.  The Issuer shall deliver to the Indenture  Trustee and the Credit  Enhancer within five  calendar  days after  learning of the  occurrence of any event which with the giving of notice and the lapse of time would become an Event of Default under clause (iii) of the  definition of "Event of Default"  written notice in the form of an  Officer's  Certificate  of its status and what action the Issuer is taking or proposes to take with respect thereto.

Section 5.02.       Acceleration  of Maturity;  Rescission and  Annulment.  If an Event of Default should occur and be  continuing,  then and in every such case the Indenture  Trustee or the Holders of Notes  representing  not less than a majority of the  aggregate  Note  Balance of all Notes with the written  consent of the Credit  Enhancer (so long as no Credit Enhancer Default  exists),  or the Credit Enhancer (so long as no Credit Enhancer Default exists)
may  declare  the Notes to be  immediately  due and  payable,  by a notice in  writing  to the  Issuer  (and to the
Indenture  Trustee if given by  Noteholders),  and upon any such  declaration the unpaid  principal  amount of such
Notes,  together  with  accrued  and  unpaid  interest  thereon  through  the date of  acceleration,  shall  become immediately due and payable.

         At any time after such  declaration  of  acceleration  of maturity with respect to an Event of Default has been made and before a judgment or decree for payment of the money due has been obtained by the  Indenture  Trustee as  hereinafter  in this Article V provided,  the Holders of Notes  representing  a majority of the aggregate  Note
Balance of all Notes,  by written  notice to the Issuer and the Indenture  Trustee with the written  consent of the
Credit  Enhancer  (so long as no Credit  Enhancer  Default  exists),  or the Credit  Enhancer (so long as no Credit
Enhancer  Default exists) may in writing waive the related Event of Default and rescind and annul such  declaration and its consequences if:

(i)      the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

                           (A)      all sums due and payable to the Credit Enhancer; and

                           (B)      all payments of  principal  of and interest on the Notes and all other  amounts that would then be due  hereunder  or upon the Notes if the Event of Default  giving rise to such acceleration had not occurred; and

                           (C)      all  sums  paid  or  advanced  by  the  Indenture  Trustee  hereunder  and  the reasonable  compensation,  expenses,  disbursements and advances of the Indenture Trustee and its agents and counsel; and

(ii)     all  Events of  Default,  other  than the  nonpayment  of the  principal  of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

No such rescission shall affect any subsequent default or impair any right consequent thereto.

Section 5.03.       Collection of  Indebtedness  and Suits for  Enforcement  by Indenture  Trustee.  (a) Subject to
Section  3.31,  the Issuer  covenants  that if default in the payment of (i) any interest on any Note when the same becomes due and payable,  and such default  continues  for a period of five days,  or (ii) the  principal of or any installment  of the principal of any Note when the same becomes due and payable,  the Issuer shall,  upon demand of the Indenture  Trustee,  pay to it, for the benefit of the Holders of Notes,  the whole amount then due and payable on the Notes for principal and interest,  with interest upon the overdue  principal,  and in addition  thereto such further  amount as shall be sufficient  to cover the costs and expenses of  collection,  including  the  reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

(b)      In case the Issuer shall fail forthwith to pay such amounts upon such demand,  the Indenture  Trustee,  in its own name and as trustee of an express  trust,  subject to the  provisions of Section 10.17 hereof may institute a Proceeding  for the collection of the sums so due and unpaid,  and may prosecute  such  Proceeding to judgment or final  decree,  and may enforce  the same  against  the Issuer or other  obligor  upon the Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon the Notes,  wherever  situated,  the monies adjudged or decreed to be payable.

(c)      If an Event of Default  occurs and is  continuing,  the  Indenture  Trustee  subject to the  provisions of
Section 10.17 hereof may, as more  particularly  provided in Section 5.04,  in its  discretion,  proceed to protect and  enforce  its  rights and the rights of the  Noteholders,  by such  appropriate  Proceedings  as the  Indenture
Trustee shall deem most effective to protect and enforce any such rights,  whether for the specific  enforcement of any covenant or agreement in this  Indenture or in aid of the exercise of any power granted  herein,  or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

(d)      In case there shall be pending,  relative to the Issuer or any other  obligor upon the Notes or any Person having or claiming an  ownership  interest in the Trust  Estate,  Proceedings  under Title 11 of the United  States
Code or any other applicable  federal or state bankruptcy,  insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization,  liquidator,  sequestrator or similar official shall have been appointed  for or taken  possession  of the Issuer or its property or such other  obligor or Person,  or in case of any other  comparable  judicial  Proceedings  relative  to the Issuer or other  obligor  upon the Notes,  or to the creditors or property of the Issuer or such other  obligor,  the  Indenture  Trustee,  irrespective  of whether the principal  of any Notes shall then be due and payable as therein  expressed  or by  declaration  or  otherwise  and irrespective  of whether  the  Indenture  Trustee  shall have made any demand  pursuant to the  provisions  of this
Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

(i)      to file and prove a claim or claims for the whole  amount of principal  and  interest  owing and unpaid in respect of the Notes and to file such other  papers or  documents  as may be  necessary  or  advisable  in order to have the claims of the Indenture  Trustee  (including  any claim for reasonable  compensation  to the Indenture Trustee and each predecessor  Indenture Trustee, and their respective agents,  attorneys and counsel,  and for  reimbursement of all expenses and liabilities  incurred,  and all advances made, by the
         Indenture  Trustee and each  predecessor  Indenture  Trustee,  except as a result of  negligence,  willful misconduct or bad faith) and of the Noteholders allowed in such Proceedings;

(ii)     unless  prohibited by  applicable  law and  regulations,  to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

(iii)    to collect and  receive  any monies or other  property  payable or  deliverable  on any such claims and to distribute  all  amounts  received  with  respect to the claims of the  Noteholders  and of the  Indenture
         Trustee on their behalf; and

(iv)     to file such proofs of claim and other  papers or  documents  as may be necessary or advisable in order to have the claims of the  Indenture  Trustee or the  Holders of Notes  allowed in any  judicial  proceedings relative to the Issuer, its creditors and its property; and any trustee, receiver,  liquidator,  custodian or other similar  official in any such  Proceeding is hereby  authorized  by each of such  Noteholders  to make payments to the  Indenture  Trustee,  and, in the event that the  Indenture  Trustee shall consent to the making of payments  directly to such  Noteholders,  to pay to the  Indenture  Trustee  such amounts as shall  be  sufficient  to  cover  reasonable  compensation  to the  Indenture  Trustee,  each  predecessor
         Indenture  Trustee  and their  respective  agents,  attorneys  and  counsel,  and all other  expenses  and liabilities  incurred,  and all advances  made, by the Indenture  Trustee and each  predecessor  Indenture
         Trustee except as a result of negligence, willful misconduct or bad faith.

(e)      Nothing  herein  contained  shall be deemed to authorize the Indenture  Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization,  arrangement,  adjustment or composition  affecting the Notes or the rights of any Holder thereof or to authorize the Indenture  Trustee to vote in respect of the claim of any Noteholder in any such  proceeding  except,  as aforesaid,  to vote for the election of a trustee in bankruptcy or similar Person.

(f)      All rights of action and of  asserting  claims  under this  Indenture,  or under any of the Notes,  may be enforced by the  Indenture  Trustee  without the  possession of any of the Notes or the  production  thereof in any trial or other  Proceedings  relative  thereto,  and any such action or  proceedings  instituted  by the  Indenture
Trustee shall be brought in its own name as trustee of an express trust,  and any recovery of judgment,  subject to the payment of the expenses,  disbursements and compensation of the Indenture Trustee,  each predecessor  Indenture
Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes.

(g)      In  any  Proceedings   brought  by  the  Indenture  Trustee  (and  also  any  Proceedings   involving  the
interpretation of any provision of this Indenture to which the Indenture  Trustee shall be a party),  the Indenture
Trustee  shall be held to  represent  all the  Holders  of the  Notes,  and it shall not be  necessary  to make any
Noteholder a party to any such Proceedings.

Section 5.04.       Remedies;  Priorities.  (a) If an Event of Default shall have occurred and be  continuing,  the
Indenture  Trustee  subject to the  provisions of Section  10.17 hereof may with the written  consent of the Credit
Enhancer (so long as no Credit Enhancer Default exists),  or shall at the written  direction of the Credit Enhancer
(so long as no Credit Enhancer Default exists), do one or more of the following (subject to Section 5.05):

(i)      institute  Proceedings  in its own name and as  trustee  of an  express  trust for the  collection  of all amounts then payable on the Notes or under this  Indenture  with respect  thereto,  whether by declaration or otherwise,  and all amounts payable under the Insurance  Agreement enforce any judgment  obtained,  and collect from the Issuer and any other obligor upon such Notes monies adjudged due;

(ii)     institute  Proceedings  from time to time for the complete or partial  foreclosure  of this Indenture with respect to the Trust Estate;

(iii)    exercise any remedies of a secured  party under the UCC and take any other  appropriate  action to protect and enforce the rights and remedies of the Indenture Trustee and the Holders of the Notes;

(iv)     sell the Trust  Estate or any  portion  thereof or rights or  interest  therein,  at one or more public or private sales called and conducted in any manner permitted by law; provided,  however,  that the Indenture
         Trustee may not sell or otherwise  liquidate  the Trust Estate  following an Event of Default,  unless (A)
         the Indenture  Trustee obtains the consent of the Credit  Enhancer,  or if a Credit  Enhancer  Default has
         occurred  and is  continuing,  the consent of the  Holders of 100% of the  aggregate  Note  Balance of the
         Notes,  (B) the proceeds of such Sale  distributable  to Holders are  sufficient  to discharge in full all amounts  then due and  unpaid  upon the Notes for  principal  and  interest  and to  reimburse  the Credit
         Enhancer  for any amounts  drawn under the Credit  Enhancement  Instrument  and any other  amounts due the
         Credit  Enhancer  under the Insurance  Agreement or (C) the  Indenture  Trustee  determines  that the Home
         Loans will not  continue to provide  sufficient  funds for the payment of principal of and interest on the
         Notes  as they  would  have  become  due if the  Notes  had not been  declared  due and  payable,  and the
         Indenture  Trustee  obtains  the consent of the Credit  Enhancer  (so long as no Credit  Enhancer  Default exists),  which consent will not be unreasonably  withheld;  provided  further that the Indenture  Trustee shall not sell or otherwise  liquidate the Trust Estate if the proceeds of such sale or  liquidation  will not be  sufficient  to discharge in full all amounts then due and unpaid upon the Notes for  principal and interest  and to  reimburse  the Credit  Enhancer  for any  amounts  drawn  under the  Credit  Enhancement
         Instrument  and any other  amounts  due the  Credit  Enhancer  under the  Insurance  Agreement  unless the
         Indenture  Trustee  obtains  the consent of the Holders of 66 2/3% of the  aggregate  Note  Balance of the
         Notes with the consent of the Credit  Enhancer  (so long as no Credit  Enhancer  Default  exists),  or the
         Credit  Enhancer (so long as no Credit  Enhancer  Default  exists).  In  determining  such  sufficiency or insufficiency  with respect to clauses (B) and (C), the  Indenture  Trustee may, but need not,  obtain and rely upon an opinion of an Independent  investment  banking or accounting  firm of national  reputation as to the  feasibility  of such  proposed  action  and as to the  sufficiency  of the Trust  Estate  for such purpose.  Notwithstanding  the  foregoing,  so long as a Servicing  Default has not occurred,  any Sale of the Trust  Estate  shall be made  subject  to the  continued  servicing  of the Home  Loans by the  Master
         Servicer as provided in the Servicing Agreement.

(b)      If the Indenture  Trustee collects any money or property  pursuant to this Article V, it shall pay out the money or property in the following order:

         FIRST: to the Indenture Trustee for all amounts due under Section 6.07 herein;

         SECOND:  to the Holders of the Notes for amounts due and unpaid on the Notes for  interest,  according  to the order and priority  set forth in Section  3.05(a)(ii)  from amounts  available in the Trust Estate for such Noteholders;

         THIRD:  on a pro rata  basis,  to  Holders  of the  Notes  for  amounts  due and  unpaid  on the Notes for principal,  from amounts available in the Trust Estate for such Noteholders,  according to the amounts due and payable on the Notes for principal, until the related Note Balances of the Notes are reduced to zero;

         FOURTH:  [reserved];

         FIFTH:  to the payment of all amounts due and owing to the Credit Enhancer under the Insurance Agreement;

         SIXTH: to the Certificate Paying Agent for amounts due under Article VIII of the Trust Agreement; and

         SEVENTH: to the payment of the remainder, if any, to the Issuer or any other person legally entitled thereto.

         The Indenture  Trustee may fix a record date and payment date for any payment to  Noteholders  pursuant to this Section 5.04. At least 15 days before such record date,  the Indenture  Trustee shall mail to each  Noteholder a notice that states the record date, the payment date and the amount to be paid.

Section 5.05.       Optional  Preservation  of the Trust  Estate.  If the Notes  have been  declared  to be due and payable under Section 5.02 following an Event of Default and such  declaration and its  consequences  have not been rescinded and annulled,  the Indenture  Trustee may, but need not (but shall at the written direction of the Credit
Enhancer,  so long as no  Credit  Enhancer  Default  exists)  elect to take and  maintain  possession  of the Trust
Estate.  It is the desire of the parties hereto and the  Noteholders  that there be at all times  sufficient  funds for the payment of principal of and interest on the Notes and other  obligations  of the Issuer  including  payment to the Credit Enhancer and the Indenture  Trustee shall take such desire into account when  determining  whether or not to take and maintain  possession of the Trust Estate.  In determining  whether to take and maintain  possession of the Trust Estate,  the Indenture  Trustee may, but need not, obtain (at the expense of the Issuer) and rely upon an opinion of an Independent  investment  banking or accounting  firm of national  reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

Section 5.06.       Limitation of Suits.  No Holder of any Note shall have any right to institute  any  Proceeding, judicial or otherwise,  with respect to this  Indenture,  or for the  appointment of a receiver or trustee,  or for any other remedy hereunder, unless and subject to the provisions of Section 10.17 hereof:

(i)      such  Holder has  previously  given  written  notice to the  Indenture  Trustee of a  continuing  Event of
         Default;

(ii)     the Holders of not less than 25% of the aggregate  Note Balance of the Notes have made written  request to the  Indenture  Trustee to institute  such  Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

(iii)    such Holder or Holders have  offered to the  Indenture  Trustee  reasonable  indemnity  against the costs, expenses and liabilities to be incurred in complying with such request;

(iv)     the  Indenture  Trustee for 60 days after its receipt of such notice,  request and offer of indemnity  has failed to institute such Proceedings; and

(v)      no direction  inconsistent  with such written request has been given to the Indenture  Trustee during such
         60 day period by the Holders of a majority  of the  aggregate  Note  Balance of the Notes or by the Credit
         Enhancer.

It is understood  and intended that no one or more Holders of Notes shall have any right in any manner  whatever by virtue of, or by availing of, any  provision of this  Indenture to affect,  disturb or prejudice  the rights of any other  Holders  of Notes or to obtain or to seek to obtain  priority  or  preference  over any other  Holders or to enforce any right under this Indenture, except in the manner herein provided.

         In the event the Indenture Trustee shall receive  conflicting or inconsistent  requests and indemnity from two or more groups of Holders of Notes,  each  representing  less than a majority of the aggregate  Note Balance of the Notes,  the  Indenture  Trustee in its sole  discretion  may  determine  what action,  if any,  shall be taken, notwithstanding any other provisions of this Indenture.

Section 5.07.       Rights  of  Noteholders  to  Receive   Principal  and  Interest.   Notwithstanding   any  other
provisions in this  Indenture,  but subject to Section 3.31, the Holder of any Note shall have the right,  which is absolute and unconditional,  to receive payment of the principal of and interest,  if any, on such Note on or after the  respective  due dates  thereof  expressed  in such Note or in this  Indenture  and to  institute  suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

Section 5.08.       Restoration  of  Rights  and  Remedies.   If  the  Indenture  Trustee  or  any  Noteholder  has
instituted  any  Proceeding  to enforce  any right or remedy  under this  Indenture  and such  Proceeding  has been discontinued  or abandoned  for any reason or has been  determined  adversely to the  Indenture  Trustee or to such
Noteholder,  then and in every such case the Issuer,  the Indenture Trustee and the Noteholders  shall,  subject to any determination in such Proceeding,  be restored  severally and respectively to their respective former positions hereunder,  and thereafter all rights and remedies of the Indenture  Trustee and the Noteholders  shall continue as though no such Proceeding had been instituted.

Section 5.09.       Rights and Remedies  Cumulative.  No right or remedy herein  conferred  upon or reserved to the
Indenture  Trustee,  the Credit  Enhancer or to the  Noteholders  is intended to be exclusive of any other right or remedy,  and every right and remedy shall,  to the extent  permitted by law, be cumulative and in addition to every other  right and  remedy  given  hereunder  or now or  hereafter  existing  at law or in equity or  otherwise.  The assertion  or  employment  of any  right or remedy  hereunder,  or  otherwise,  shall not  prevent  the  concurrent assertion or employment of any other appropriate right or remedy.

Section 5.10.       Delay or  Omission  Not a Waiver.  No delay or omission of the  Indenture  Trustee,  the Credit
Enhancer  or any  Holder of any Note to  exercise  any right or remedy  accruing  upon any Event of  Default  shall impair any such right or remedy or  constitute  a waiver of any such Event of Default or an  acquiescence  therein.
Every right and remedy  given by this Article V or by law to the  Indenture  Trustee or to the  Noteholders  may be
exercised  from  time to  time,  and as  often as may be  deemed  expedient,  by the  Indenture  Trustee  or by the
Noteholders, as the case may be.

Section 5.11.       Control  by  the  Credit  Enhancer  or  the  Noteholders.  The  Holders  of a  majority  of the aggregate  Note  Balance of Notes with the consent of the Credit  Enhancer (so long as no Credit  Enhancer  Default exists),  or the Credit Enhancer (so long as no Credit Enhancer  Default exists) shall have the right to direct the time,  method and place of  conducting  any  Proceeding  for any remedy  available  to the  Indenture  Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that:

(i)      such direction shall not be in conflict with any rule of law or with this Indenture;

(ii)     subject  to the  express  terms of  Section  5.04,  any  direction  to the  Indenture  Trustee  to sell or liquidate the Trust Estate shall be by Holders of Notes  representing  not less than 100% of the aggregate
         Note  Balance of Notes with the  consent of the Credit  Enhancer  (so long as no Credit  Enhancer  Default exists), or the Credit Enhancer (so long as no Credit Enhancer Default exists);

(iii)    if the  conditions  set forth in Section 5.05 have been  satisfied  and the  Indenture  Trustee  elects to retain the Trust Estate pursuant to such Section,  then any direction to the Indenture  Trustee by Holders of Notes  representing  less than 100% of the  aggregate  Note Balance of Notes to sell or  liquidate  the
         Trust Estate shall be of no force and effect; and

(iv)     the  Indenture  Trustee may take any other  action  deemed  proper by the  Indenture  Trustee  that is not inconsistent with such direction.

Notwithstanding  the rights of  Noteholders  set forth in this  Section,  subject to Section  6.01,  the  Indenture
Trustee need not take any action that it  determines  might involve it in liability or might  materially  adversely affect the rights of any  Noteholders  not  consenting  to such action  unless the  Indenture  Trustee has received satisfactory indemnity from the Credit Enhancer or the Noteholders.

Section 5.12.       Waiver of Past Defaults.  Prior to the  declaration of the  acceleration of the maturity of the
Notes as provided in Section 5.02,  the Holders of Notes of not less than a majority of the aggregate  Note Balance of the Notes  with the  consent of the Credit  Enhancer  (so long as no Credit  Enhancer  Default  exists),  or the
Credit  Enhancer  (so long as no Credit  Enhancer  Default  exists)  may waive any past  Event of  Default  and its consequences  except an Event of Default  (a) with  respect to payment of  principal  of or  interest on any of the
Notes or (b) in respect of a covenant or provision  hereof which cannot be modified or amended  without the consent of the Holder of each Note. In the case of any such waiver,  the Issuer,  the Indenture  Trustee and the Holders of
the Notes  shall be restored to their  former  positions  and rights  hereunder,  respectively;  but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

         Upon any such waiver,  any Event of Default  arising  therefrom shall be deemed to have been cured and not to have occurred,  for every purpose of this Indenture;  but no such waiver shall extend to any subsequent or other
Event of Default or impair any right consequent thereto.

Section 5.13.       Undertaking  for Costs.  All parties to this  Indenture  agree,  and each Holder of any Note by such Holder's  acceptance thereof shall be deemed to have agreed,  that any court may in its discretion require, in any suit for the  enforcement  of any right or remedy under this  Indenture,  or in any suit against the  Indenture
Trustee for any action taken,  suffered or omitted by it as Indenture Trustee,  the filing by any party litigant in such  suit of an  undertaking  to pay the costs of such  suit,  and that such  court may in its  discretion  assess reasonable  costs,  including  reasonable  attorneys'  fees,  against any party  litigant in such suit,  having due regard to the merits and good faith of the claims or defenses made by such party  litigant;  but the  provisions of this Section 5.13 shall not apply to (a) any suit instituted by the Indenture  Trustee,  (b) any suit instituted by any  Noteholder,  or group of  Noteholders,  in each case holding in the  aggregate  more than 10% of the aggregate
Note  Balance of the Notes or (c) any suit  instituted  by any  Noteholder  for the  enforcement  of the payment of principal  of or  interest  on any Note on or after the  respective  due dates  expressed  in such Note and in this
Indenture.

Section 5.14.       Waiver of Stay or  Extension  Laws.  The Issuer  covenants  (to the extent that it may lawfully do so) that it will not at any time insist upon,  or plead or in any manner  whatsoever,  claim or take the benefit or  advantage  of, any stay or extension  law wherever  enacted,  now or at any time  hereafter in force,  that may affect the covenants or the  performance of this  Indenture;  and the Issuer (to the extent that it may lawfully do
so) hereby  expressly  waives all benefit or  advantage of any such law,  and  covenants  that it shall not hinder, delay or impede the  execution of any power herein  granted to the  Indenture  Trustee,  but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 5.15.       Sale of Trust Estate.  (a) The power to effect any sale,  liquidation  or other  disposition (a
"Sale") of any portion of the Trust  Estate  pursuant to Section  5.04 is expressly  subject to the  provisions  of
Section  5.05 and this  Section  5.15.  The power to effect any such Sale shall not be exhausted by any one or more
Sales as to any portion of the Trust  Estate  remaining  unsold,  but shall  continue  unimpaired  until the entire
Trust  Estate  shall have been sold or all  amounts  payable on the Notes and under  this  Indenture  and under the
Insurance  Agreement  shall have been paid.  The  Indenture  Trustee may from time to time postpone any public Sale by public  announcement  made at the time and place of such Sale.  The Indenture  Trustee hereby  expressly  waives its right to any amount fixed by law as compensation for any Sale.

(b)      The  Indenture  Trustee  shall not in any private  Sale sell the Trust  Estate,  or any  portion  thereof, unless:

(1)      the Holders of all Notes with the consent of the Credit  Enhancer (so long as no Credit  Enhancer  Default exists),  or the Credit Enhancer (so long as no Credit Enhancer  Default exists) consent to, or direct the
         Indenture Trustee to make, such Sale, or

(2)      the  proceeds  of such  Sale  would not be less than the  entire  amount  which  would be  payable  to the
         Noteholders  under the Notes,  the  Certificateholder  under the  Certificate  and the Credit  Enhancer in respect of amounts drawn under the Credit  Enhancement  Instrument and any other amounts due the Indenture
         Trustee in connection  with expenses  incurred by reason of such sale and any other amounts due the Credit
         Enhancer under the Insurance  Agreement,  in full payment  thereof in accordance with Section 5.02, on the
         Payment Date next succeeding the date of such Sale, or

(3)      the Indenture Trustee determines,  in its sole discretion,  that the conditions for retention of the Trust
         Estate set forth in Section  5.05 cannot be satisfied  (in making any such  determination,  the  Indenture
         Trustee may rely upon an opinion of an  Independent  investment  banking firm  obtained  and  delivered as provided in Section 5.05),  and the Credit Enhancer (so long as no Credit  Enhancer  Default  exists),  or the Holders  representing  at least 66-2/3% of the aggregate Note Balance of the Notes with the consent of the Credit Enhancer (so long as no Credit Enhancer Default exists), consent to such Sale.

The  purchase by the  Indenture  Trustee of all or any portion of the Trust  Estate at a private  Sale shall not be deemed a Sale or other disposition thereof for purposes of this Section 5.15(b).

(c)      Unless the  Holders  with the  consent  of the  Credit  Enhancer  (so long as no Credit  Enhancer  Default exists),  or the Credit  Enhancer  (so long as no Credit  Enhancer  Default  exists)  have  otherwise  consented or directed  the  Indenture  Trustee,  at any public Sale of all or any portion of the Trust Estate at which a minimum bid equal to or greater than the amount  described in paragraph (2) of subsection  (b) of this Section 5.15 has not been established by the Indenture  Trustee and no Person bids an amount equal to or greater than such amount,  such
Sale shall fail.

(d)      In connection with a Sale of all or any portion of the Trust Estate:

(1)      any  Holder or Holders of Notes may bid for and with the  consent  of the Credit  Enhancer  (so long as no
         Credit  Enhancer  Default  exists)  purchase the property  offered for sale, and upon  compliance with the terms of sale may hold, retain and possess and dispose of such property,  without further  accountability, and may, in paying the purchase money therefor,  deliver any Notes or claims for interest  thereon in lieu of cash up to the amount which shall,  upon payment of the net proceeds of such sale, be payable  thereon, and such Notes,  in case the amounts so payable  thereon shall be less than the amount due thereon,  shall be returned to the Holders thereof after being appropriately stamped to show such partial payment;

(2)      the Indenture  Trustee may bid for and acquire the property  offered for Sale in connection  with any Sale thereof,  and,  subject  to any  requirements  of,  and to the  extent  permitted  by,  applicable  law in connection  therewith,  may  purchase all or any portion of the Trust  Estate in a private  sale,  and, in lieu of paying cash  therefor,  may make  settlement  for the purchase  price by crediting  the gross Sale price against the sum of (A) the amount which would be  distributable  to the Holders of the Notes and the
         Holder  of the  Certificate  and  amounts  owing  to the  Credit  Enhancer  as a  result  of such  Sale in accordance  with  Section  5.04(b) on the Payment Date next  succeeding  the date of such Sale and (B) the expenses  of the Sale and of any  Proceedings  in  connection  therewith  which  are  reimbursable  to it, without  being  required to produce  the Notes in order to complete  any such Sale or in order for the net
         Sale price to be credited  against  such Notes,  and any  property  so acquired by the  Indenture  Trustee shall be held and dealt with by it in accordance with the provisions of this Indenture;

(3)      the Indenture Trustee shall execute and deliver an appropriate  instrument of conveyance  transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;

(4)      the Indenture  Trustee is hereby  irrevocably  appointed the agent and  attorney-in-fact  of the Issuer to transfer  and convey its interest in any portion of the Trust Estate in  connection  with a Sale  thereof, and to take all action necessary to effect such Sale; and

(5)      no purchaser or transferee at such a Sale shall be bound to ascertain the Indenture  Trustee's  authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

Section 5.16.       Action on Notes.  The Indenture  Trustee's  right to seek and recover  judgment on the Notes or under this  Indenture  shall not be affected by the seeking,  obtaining or application of any other relief under or with respect to this  Indenture.  Neither the lien of this  Indenture  nor any rights or remedies of the  Indenture
Trustee or the Noteholders  shall be impaired by the recovery of any judgment by the Indenture  Trustee against the
Issuer or by the levy of any  execution  under such  judgment  upon any portion of the Trust  Estate or upon any of the  assets  of the  Issuer.  Any  money or  property  collected  by the  Indenture  Trustee  shall be  applied  in accordance with Section 5.04(b).

Section 5.17.       Performance and Enforcement of Certain  Obligations.  (a) Promptly  following a written request from the Credit  Enhancer or the  Indenture  Trustee with the written  consent of the Credit  Enhancer to do so (so long as no Credit Enhancer Default exists),  the Issuer,  in its capacity as holder of the Home Loans,  shall, with the written  consent of the Credit Enhancer (so long as no Credit Enhancer  Default  exists),  take all such lawful action as the  Indenture  Trustee  may  request  to cause the  Issuer to  compel  or  secure  the  performance  and observance by the Seller and the Master Servicer,  as applicable,  of each of their obligations to the Issuer under or in connection  with the Home Loan Purchase  Agreement and the Servicing  Agreement,  and to exercise any and all rights,  remedies,  powers and  privileges  lawfully  available to the Issuer under or in connection  with the Home
Loan  Purchase  Agreement  and the  Servicing  Agreement to the extent and in the manner  directed by the Indenture
Trustee,  as pledgee of the Home Loans,  including the transmission of notices of default on the part of the Seller or the Master Servicer  thereunder and the institution of legal or administrative  actions or proceedings to compel or secure  performance  by the  Seller or the  Master  Servicer  of each of their  obligations  under the Home Loan
Purchase Agreement and the Servicing Agreement.

(b)      If an Event of Default has occurred  and is  continuing,  the  Indenture  Trustee,  as pledgee of the Home
Loans,  subject to the rights of the Credit  Enhancer  under the  Servicing  Agreement  may,  and at the  direction
(which  direction  shall be in writing or by telephone  (confirmed in writing  promptly  thereafter)) of the Credit
Enhancer  (or if a Credit  Enhancer  Default has occurred and is  continuing,  Holders of 66-2/3% of the  aggregate
Note  Balance of the Notes)  shall,  exercise all rights,  remedies,  powers,  privileges  and claims of the Issuer against the Seller or the Master  Servicer  under or in connection  with the Home Loan  Purchase  Agreement and the
Servicing  Agreement,  including  the  right or power to take  any  action  to  compel  or  secure  performance  or observance by the Seller or the Master  Servicer,  as the case may be, of each of their  obligations  to the Issuer thereunder and to give any consent, request, notice, direction,  approval,  extension or waiver under the Home Loan
Purchase  Agreement  and the  Servicing  Agreement,  as the case may be,  and any right of the  Issuer to take such action shall not be suspended.  In connection  therewith,  as determined by the Indenture Trustee, the Issuer shall take all actions necessary to effect the transfer of the Home Loans to the Indenture Trustee.

ARTICLE VI

                                               THE INDENTURE TRUSTEE

Section 6.01.       Duties of Indenture  Trustee.  (a) If an Event of Default has occurred and is  continuing,  the
Indenture  Trustee shall  exercise the rights and powers vested in it by this  Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the  circumstances  in the conduct of such person's own affairs.

(b)      Except during the continuance of an Event of Default:

(i)      the  Indenture  Trustee  undertakes  to perform such duties and only such duties as are  specifically  set forth in this  Indenture  and no  implied  covenants  or  obligations  shall be read into  this  Indenture against the Indenture Trustee; and

(ii)     in the absence of bad faith on its part, the Indenture  Trustee may conclusively  rely, as to the truth of the statements and the  correctness  of the opinions  expressed  therein,  upon  certificates  or opinions furnished to the Indenture  Trustee and conforming to the  requirements  of this Indenture;  however,  the
         Indenture  Trustee shall examine the  certificates  and opinions to determine  whether or not they conform to the requirements of this Indenture.

(c)      The Indenture Trustee may not be relieved from liability for its own negligent  action,  its own negligent failure to act or its own willful misconduct, except that:

(i)      this paragraph does not limit the effect of paragraph (b) of this Section 6.01;

(ii)     the  Indenture  Trustee  shall not be liable for any error of judgment made in good faith by a Responsible
         Officer  unless it is proved that the  Indenture  Trustee was  negligent  in  ascertaining  the  pertinent facts; and

(iii)    the  Indenture  Trustee  shall not be liable with  respect to any action it takes or omits to take in good faith in  accordance  with a direction  received by it (A) pursuant to Section 5.11 or (B) from the Credit
         Enhancer, which it is entitled to give under any of the Basic Documents.

(d)      The  Indenture  Trustee  shall not be  liable  for  interest  on any  money  received  by it except as the
Indenture Trustee may agree in writing with the Issuer.

(e)      Money  held in trust by the  Indenture  Trustee  need not be  segregated  from other  funds  except to the extent required by law or the terms of this Indenture or the Trust Agreement.

(f)      No provision of this  Indenture  shall  require the  Indenture  Trustee to expend or risk its own funds or otherwise  incur financial  liability in the  performance of any of its duties  hereunder or in the exercise of any of its rights or powers,  if it shall have  reasonable  grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(g)      Every  provision  of this  Indenture  relating to the conduct or affecting  the  liability of or affording protection to the Indenture  Trustee  shall be subject to the  provisions of this Section and to the  provisions of the TIA.

Section 6.02.       Rights of Indenture  Trustee.  (a) The Indenture  Trustee may rely on any document  believed by it to be genuine  and to have been  signed or  presented  by the proper  person.  The  Indenture  Trustee  need not investigate any fact or matter stated in the document.

(b)      Before the Indenture Trustee acts or refrains from acting,  it may require an Officer's  Certificate or an
Opinion of  Counsel.  The  Indenture  Trustee  shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer's Certificate or Opinion of Counsel.

(c)      The Indenture  Trustee may execute any of the trusts or powers  hereunder or perform any duties  hereunder either  directly or by or through  agents or attorneys or a custodian or nominee,  and the Indenture  Trustee shall not be  responsible  for any  misconduct or negligence on the part of, or for the  supervision  of, any such agent, attorney,  custodian  or nominee  appointed  with due care by it  hereunder.  The  Indenture  Trustee  shall not be liable for any action of the Custodian for so long as the Custodian is unaffiliated with the Indenture Trustee.

(d)      The  Indenture  Trustee  shall not be liable for any action it takes or omits to take in good faith  which it believes to be  authorized  or within its rights or powers;  provided,  however,  that the  Indenture  Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

(e)      The  Indenture  Trustee may consult  with  counsel,  and the advice or opinion of counsel  with respect to legal matters  relating to this  Indenture and the Notes shall be full and complete  authorization  and  protection from  liability  in  respect  to any  action  taken,  omitted  or  suffered  by it  hereunder  in good faith and in accordance with the advice or opinion of such counsel.

Section 6.03.       Individual  Rights of Indenture  Trustee.  The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may  otherwise  deal with the Issuer or its  Affiliates  with the same rights it would have if it were not  Indenture  Trustee.  Any Note  Registrar,  co  registrar or co paying agent may do the same with like rights.  However, the Indenture Trustee must comply with Sections 6.11 and 6.12.

Section 6.04.       Indenture  Trustee's  Disclaimer.  The Indenture Trustee shall not be  (i) responsible  for and makes no  representation  as to the validity or adequacy of this Indenture or the Notes,  (ii)  accountable for the
Issuer's use of the proceeds from the Notes or (iii)  responsible  for any statement of the Issuer in the Indenture or in any  document  issued  in  connection  with the sale of the Notes or in the Notes  other  than the  Indenture
Trustee's certificate of authentication.

Section 6.05.       Notice of Event of  Default.  If an Event of  Default  occurs  and is  continuing  and if it is known to a Responsible  Officer of the Indenture  Trustee,  the Indenture  Trustee shall give notice thereof to the
Credit  Enhancer.  The Indenture  Trustee shall mail to each  Noteholder  notice of the Event of Default  within 90 days after it occurs.  Except in the case of an Event of Default in  payment of  principal  of or  interest  on any
Note, the Indenture  Trustee may withhold the notice if and so long as a committee of its  Responsible  Officers in good faith  determines  that  withholding  the notice is in the interests of  Noteholders.  The  Indenture  Trustee shall not be deemed to have  knowledge of any Event of Default  unless a Responsible  Officer has written notice or actual knowledge thereof.

Section 6.06.       Reports  by  Indenture  Trustee  to  Holders.  The  Indenture  Trustee  shall  deliver  to each
Noteholder such  information,  to the extent such  information is in its  possession,  as may be required to enable such holder to prepare its federal and state income tax returns.  In addition,  upon the Issuer's  written request, the Indenture  Trustee shall promptly  furnish  information  reasonably  requested by the Issuer that is reasonably available  to the  Indenture  Trustee to enable the Issuer to perform its federal  and state  income tax  reporting obligations.

Section 6.07.       Compensation  and  Indemnity.  The Indenture  Trustee shall be compensated  and  indemnified by the  Master  Servicer  in  accordance  with  Section  6.06 of the  Servicing  Agreement.  The  Indenture  Trustee's
compensation shall not be limited by any law on compensation of a trustee of an express trust.

Section 6.08.       Replacement of Indenture  Trustee.  No  resignation or removal of the Indenture  Trustee and no appointment  of a successor  Indenture  Trustee shall become  effective  until the acceptance of appointment by the successor  Indenture  Trustee  pursuant to this Section 6.08.  The  Indenture  Trustee may resign at any time by so notifying  the Issuer and the Credit  Enhancer.  The Holders of a majority  of the  aggregate  Note  Balance of the
Notes or the Credit  Enhancer (so long as no Credit Enhancer  Default  exists) may remove the Indenture  Trustee by so notifying the  Indenture  Trustee and the Credit  Enhancer and may appoint a successor  Indenture  Trustee.  The
Issuer shall remove the Indenture Trustee if:

(i)      the Indenture Trustee fails to comply with Section 6.11;

(ii)     the Indenture Trustee is adjudged a bankrupt or insolvent;

(iii)    a receiver or other public officer takes charge of the Indenture Trustee or its property; or

(iv)     the Indenture Trustee otherwise becomes incapable of acting.

If the Indenture  Trustee  resigns or is removed or if a vacancy exists in the office of the Indenture  Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring  Indenture  Trustee),  the
Issuer shall promptly  appoint a successor  Indenture  Trustee with the consent of the Credit  Enhancer (so long as no Credit Enhancer Default exists),  which consent will not be unreasonably  withheld.  In addition,  the Indenture
Trustee will resign to avoid being directly or indirectly controlled by the Issuer.

         A successor  Indenture  Trustee shall  deliver a written  acceptance  of its  appointment  to the retiring
Indenture  Trustee and to the Issuer.  Thereupon,  the  resignation  or removal of the retiring  Indenture  Trustee shall become effective,  and the successor  Indenture  Trustee shall have all the rights,  powers and duties of the
Indenture  Trustee under this Indenture.  The successor  Indenture Trustee shall mail a notice of its succession to
Noteholders.  The retiring  Indenture  Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

         If a  successor  Indenture  Trustee  does not take  office  within 60 days  after the  retiring  Indenture
Trustee  resigns or is removed,  the  retiring  Indenture  Trustee,  the Issuer or the Holders of a majority of the aggregate  Note  Balance of the Notes may petition any court of competent  jurisdiction  for the  appointment  of a successor Indenture Trustee.

         If the  Indenture  Trustee  fails to comply with Section 6.11,  any  Noteholder  may petition any court of competent  jurisdiction  for the removal of the  Indenture  Trustee and the  appointment  of a successor  Indenture
Trustee.

         Notwithstanding  the  replacement  of the  Indenture  Trustee  pursuant  to  this  Section,  the  Issuer's obligations under Section 6.07 shall continue for the benefit of the retiring Indenture Trustee.

Section 6.09.       Successor  Indenture Trustee by Merger. If the Indenture Trustee  consolidates  with, merges or converts  into,  or  transfers  all or  substantially  all its  corporate  trust  business  or assets  to,  another corporation or banking  association,  the resulting,  surviving or transferee  corporation  without any further act shall be the  successor  Indenture  Trustee;  provided,  that such  corporation  or  banking  association  shall be otherwise  qualified  and eligible  under Section 6.11.  The  Indenture  Trustee shall provide the Rating  Agencies written notice of any such transaction occurring after the Closing Date.

         In case at the time such successor or successors by merger,  conversion or  consolidation to the Indenture
Trustee shall succeed to the trusts  created by this Indenture any of the Notes shall have been  authenticated  but not delivered,  any such successor to the Indenture  Trustee may adopt the  certificate  of  authentication  of any predecessor trustee,  and deliver such Notes so authenticated;  and in case at that time any of the Notes shall not have been  authenticated,  any successor to the Indenture Trustee may authenticate such Notes either in the name of any  predecessor  hereunder or in the name of the  successor to the Indenture  Trustee;  and in all such cases such certificates  shall have the full force which it is anywhere in the Notes or in this  Indenture  provided  that the certificate of the Indenture Trustee shall have.

Section 6.10.       Appointment of Co-Indenture  Trustee or Separate Indenture  Trustee.  (a)  Notwithstanding  any
other  provisions  of this  Indenture,  at any time,  for the  purpose  of  meeting  any legal  requirement  of any jurisdiction  in which any part of the Trust Estate may at the time be located,  the  Indenture  Trustee shall have the power and may execute and deliver all  instruments  to appoint one or more  Persons to act as a  co-trustee  or co-trustees,  or separate  trustee or separate  trustees,  of all or any part of the Trust  Estate,  and to vest in such Person or Persons,  in such capacity and for the benefit of the  Noteholders,  such title to the Trust Estate, or any part  thereof,  and,  subject to the other  provisions of this Section,  such powers,  duties,  obligations, rights and trusts as the  Indenture  Trustee  may  consider  necessary  or  desirable.  No  co-trustee  or separate trustee  hereunder  shall be required to meet the terms of  eligibility  as a successor  trustee under Section 6.11 and no notice to  Noteholders  of the  appointment  of any  co-trustee or separate  trustee shall be required under
Section 6.08 hereof.

(b)      Every  separate  trustee and  co-trustee  shall,  to the extent  permitted  by law, be  appointed  and act subject to the following provisions and conditions:

(i)      all rights,  powers,  duties and  obligations  conferred or imposed upon the  Indenture  Trustee  shall be conferred or imposed upon and  exercised or performed by the Indenture  Trustee and such separate  trustee or co-trustee  jointly (it being  understood that such separate trustee or co-trustee is not authorized to act separately  without the Indenture  Trustee  joining in such act),  except to the extent that under any law of any  jurisdiction  in which any  particular  act or acts are to be performed the Indenture  Trustee shall be  incompetent  or  unqualified  to perform such act or acts,  in which event such rights,  powers, duties and  obligations  (including the holding of title to the Trust Estate or any portion thereof in any such  jurisdiction)  shall be exercised and performed singly by such separate  trustee or co-trustee,  but solely at the direction of the Indenture Trustee;

(ii)     no trustee  hereunder  shall be  personally  liable by reason of any act or omission of any other  trustee hereunder; and

(iii)    the  Indenture  Trustee  may at any time  accept  the  resignation  of or remove any  separate  trustee or co-trustee.

(c)      Any notice,  request or other writing  given to the  Indenture  Trustee shall be deemed to have been given to each of the then  separate  trustees  and  co-trustees,  as  effectively  as if  given  to each of  them.  Every instrument  appointing any separate  trustee or co-trustee shall refer to this Agreement and the conditions of this
Article VI. Each separate  trustee and  co-trustee,  upon its acceptance of the trusts  conferred,  shall be vested with the estates or property  specified  in its  instrument  of  appointment,  either  jointly  with the  Indenture
Trustee or separately,  as may be provided therein,  subject to all the provisions of this Indenture,  specifically including  every provision of this Indenture  relating to the conduct of,  affecting the liability of, or affording protection to, the Indenture Trustee.  Every such instrument shall be filed with the Indenture Trustee.

(d)      Any  separate  trustee or  co-trustee  may at any time  constitute  the  Indenture  Trustee,  its agent or attorney in fact with full power and  authority,  to the extent not  prohibited  by law, to do any lawful act under or in respect of this  Agreement on its behalf and in its name. If any separate  trustee or  co-trustee  shall die, become  incapable of acting,  resign or be removed,  all of its estates,  properties,  rights,  remedies and trusts shall vest in and be exercised by the Indenture  Trustee,  to the extent  permitted by law, without the appointment of a new or successor trustee.

Section 6.11.       Eligibility;   Disqualification.   The  Indenture  Trustee  shall  at  all  times  satisfy  the requirements  of TIAss.310(a).  The  Indenture  Trustee  shall  have a  combined  capital  and  surplus of at least
$50,000,000  as set forth in its most recent  published  annual report of condition and it or its parent shall have a long term debt  rating  of A or  better  by  Moody's.  The  Indenture  Trustee  shall  comply  with TIAss.310(b), including the optional  provision  permitted by the second  sentence of TIAss.310(b)(9);  provided,  however,  that there shall be excluded  from the  operation  of TIAss.310(b)(1)  any  indenture  or  indentures  under which other securities of the Issuer are  outstanding if the  requirements  for such exclusion set forth in TIAss.310(b)(1) are met.

         Within 90 days after  ascertaining  the  occurrence of an Event of Default which shall not have been cured or waived,  unless  authorized by the Securities and Exchange  Commission,  the Indenture Trustee shall resign with respect to one or more Classes of Notes in  accordance  with Section 6.08 of this  Indenture,  and the Issuer shall appoint a successor  Indenture  Trustee for such Classes.  In the event the Indenture  Trustee fails to comply with the terms of the preceding sentence, the Indenture Trustee shall comply with clause (ii) of TIAss.310(b).

         In the case of the  appointment  hereunder of a successor  Indenture  Trustee with respect to any Class of
Notes  pursuant to this Section  6.11,  the Issuer,  the retiring  Indenture  Trustee and the  successor  Indenture
Trustee with  respect to such Class of Notes shall  execute and deliver an indenture  supplemental  hereto  wherein each  successor  Indenture  Trustee shall accept such  appointment  and which (i) shall contain such  provisions as shall be necessary or desirable  to transfer and confirm to, and to vest in, the  successor  Indenture  Trustee all the rights,  powers,  trusts and duties of the retiring Indenture Trustee with respect to the Notes of the Class to which the appointment of such successor  Indenture Trustee relates,  (ii) if the retiring  Indenture Trustee is not retiring  with respect to all Classes of Notes,  shall  contain  such  provisions  as shall be deemed  necessary or desirable  to confirm  that all the  rights,  powers,  trusts and duties of the  retiring  Indenture  Trustee  with respect to the Notes of each Class as to which the retiring  Indenture  Trustee is not retiring  shall  continue to be vested in the Indenture  Trustee,  and  (iii) shall  add to or change any of the provisions of this Indenture as shall be  necessary  to provide for or  facilitate  the  administration  of the trusts  hereunder  by more than one
Indenture  Trustee,  it being  understood that nothing herein or in such  supplemental  indenture shall  constitute such Indenture  Trustees  co-trustees of the same trust and that each such Indenture  Trustee shall be trustee of a trust or trusts  hereunder  separate and apart from any trust or trusts  hereunder  administered  by any other such
Indenture  Trustee;  and upon the removal of the retiring  Indenture  Trustee shall become  effective to the extent provided therein.

Section 6.12.       Preferential  Collection of Claims  Against  Issuer.  The  Indenture  Trustee shall comply with
TIAss.311(a),  excluding any creditor  relationship  listed in TIAss.311(b).  An Indenture Trustee who has resigned or been removed shall be subject to TIAss.311(a) to the extent indicated.

Section 6.13.       Representations and Warranties.  The Indenture Trustee hereby represents that:

(i)      The Indenture  Trustee is a banking  association  duly  organized,  validly  existing and in good standing under the laws of the United  States with power and  authority  to own its  properties  and to conduct its business as such properties are currently owned and such business is presently conducted.

(ii)     The Indenture  Trustee has the power and authority to execute and deliver this  Indenture and to carry out its terms;  and the execution,  delivery and  performance  of this Indenture have been duly  authorized by the Indenture Trustee by all necessary corporate action.

(iii)    The  consummation  of the  transactions  contemplated  by this Indenture and the  fulfillment of the terms hereof do not conflict  with,  result in any breach of any of the terms and  provisions  of, or constitute
         (with or without notice or lapse of time) a default under,  the articles of  organization or bylaws of the
         Indenture  Trustee or any agreement or other  instrument  to which the Indenture  Trustee is a party or by which it is bound.

(iv)     To the  Indenture  Trustee's  best  knowledge,  there are no  proceedings  or  investigations  pending  or
         threatened   before  any   court,   regulatory   body,   administrative   agency  or  other   governmental
         instrumentality  having  jurisdiction  over the  Indenture  Trustee or its  properties:  (A) asserting the invalidity  of  this  Indenture  (B)  seeking  to  prevent  the  consummation  of any of the  transactions contemplated  by this  Indenture  or (C) seeking any  determination  or ruling that might  materially  and adversely  affect the performance by the Indenture  Trustee of its  obligations  under, or the validity or enforceability of, this Indenture.

(v)      The  Indenture  Trustee does not have notice of any adverse  claim (as such terms are used in Delaware UCC
         Section 8-302) with respect to the Home Loans.

Section 6.14.       Directions to Indenture Trustee.  The Indenture Trustee is hereby directed:

(a)      to accept the pledge of the Home Loans and hold the assets of the Trust in trust for the  Noteholders  and the Credit Enhancer;

(b)      to  authenticate  and deliver the Notes  substantially  in the form  prescribed by Exhibit A in accordance with the terms of this Indenture;

(c)      on the Closing Date, to enter into the Credit  Enhancement  Instrument for the benefit of the  Noteholders with the Credit Enhancer;

(d)      to execute the other Basic Documents to which it is a party; and

(e)      to take all other actions as shall be required to be taken by the terms of this Indenture.

Section 6.15.       Indenture  Trustee May Own Securities.  The Indenture  Trustee,  in its individual or any other capacity  may  become  the  owner or  pledgee  of  Securities  with the same  rights  it would  have if it were not
Indenture Trustee.

ARTICLE VII

                                          NOTEHOLDERS' LISTS AND REPORTS

Section 7.01.       Issuer to Furnish  Indenture  Trustee  Names and  Addresses  of  Noteholders.  The Issuer  will furnish or cause to be  furnished  to the  Indenture  Trustee (a) not more than five days after each Record Date, a list, in such form as the Indenture  Trustee may reasonably  require,  of the names and addresses of the Holders of
Notes as of such Record Date and,  (b) at such other times as the  Indenture  Trustee and the Credit  Enhancer  may
request in writing,  within 30 days after  receipt by the Issuer of any such  request,  a list of similar  form and content as of a date not more than 10 days prior to the time such list is  furnished;  provided,  however,  that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

Section 7.02.       Preservation of Information;  Communications  to Noteholders.  (a) The Indenture  Trustee shall preserve,  in as current a form as is  reasonably  practicable,  the names and  addresses  of the  Holders of Notes contained  in the most recent list  furnished  to the  Indenture  Trustee as provided in Section 7.01 and the names and  addresses  of Holders of Notes  received  by the  Indenture  Trustee in its  capacity as Note  Registrar.  The
Indenture  Trustee may destroy any list  furnished  to it as provided in such  Section  7.01 upon  receipt of a new list so furnished.

(b)      Noteholders may communicate  pursuant to TIAss.312(b) with other  Noteholders with respect to their rights under this Indenture or under the Notes.

(c)      The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIAss.312(c).

Section 7.03.       Reports by Issuer.  (a) The Issuer shall:

(i)      file with the  Indenture  Trustee,  within 15 days after the Issuer is  required to file the same with the
         Commission,  copies of the annual reports and the  information,  documents and other reports (or copies of such portions of any of the  foregoing as the  Commission  may from time to time by rules and  regulations prescribe)  that the Issuer may be  required to file with the  Commission  pursuant to Section 13 or 15(d)
         of the Exchange Act;

(ii)     file with the Indenture  Trustee,  and the Commission in accordance with rules and regulations  prescribed from time to time by the Commission  such  additional  information,  documents and reports with respect to compliance  by the Issuer with the  conditions  and  covenants of this  Indenture as may be required  from time to time by such rules and regulations; and

(iii)    supply to the Indenture  Trustee (and the  Indenture  Trustee  shall  transmit by mail to all  Noteholders described in TIAss.313(c)) such summaries of any  information,  documents and reports required to be filed by the Issuer  pursuant  to clauses  (i) and (ii) of this  Section  7.03(a)  and by rules and  regulations prescribed from time to time by the Commission.

(b)      Unless the Issuer  otherwise  determines,  the fiscal year of the Issuer  shall end on December 31 of each year.

Section 7.04.       Reports by Indenture  Trustee.  If required by TIAss.313(a),  within 60 days after each January
1 beginning with January 1, 2008, the Indenture  Trustee shall mail to each  Noteholder as required by TIAss.313(c)
and to the Credit  Enhancer a brief report dated as of such date that  complies  with TIAss.313(a).  The  Indenture
Trustee  also shall  comply  with TIAss.313(b).  A copy of each  report at the time of its  mailing to  Noteholders shall be filed by the Indenture  Trustee with the  Commission and each stock  exchange,  if any, on which the Notes are listed.  The Issuer shall notify the Indenture Trustee if and when the Notes are listed on any stock exchange.

Section 7.05.       Exchange Act  Reporting.  In connection  with the  preparation  and filing of periodic  reports by the Master  Servicer  pursuant to Section 4.04 of the Servicing  Agreement,  the Indenture  Trustee shall timely provide to the Master  Servicer (I) a list of Holders as shown on the Note Register or  Certificate  Register as of the end of each calendar year, (II) copies of all pleadings,  other legal process and any other documents  relating to any claims,  charges or complaints  involving the Indenture  Trustee,  as indenture  trustee  hereunder,  or the
Trust  Estate  that are  received  by the  Indenture  Trustee,  (III)  notice of all  matters  that,  to the actual knowledge of a Responsible  Officer of the Indenture Trustee,  have been submitted to a vote of the Holders,  other than those  matters  that have been  submitted  to a vote of the  Holders at the  request of the  Depositor  or the
Master  Servicer,  and (IV)  notice of any failure of the  Indenture  Trustee to make any payment to the Holders as required  pursuant  to this  Indenture.  Neither  the Master  Servicer  nor the  Indenture  Trustee  shall have any liability  with  respect to the  Master  Servicer's  failure to  properly  prepare  or file such  periodic  reports resulting from or relating to the Master  Servicer's  inability or failure to obtain any  information not resulting from the Master Servicer's own negligence or willful misconduct.

ARTICLE VIII

                                       ACCOUNTS, DISBURSEMENTS AND RELEASES

Section 8.01.       Collection of Money.  Except as otherwise  expressly  provided  herein,  the Indenture  Trustee may demand payment or delivery of, and shall receive and collect,  directly and without  intervention or assistance of any fiscal agent or other  intermediary,  all money and other property payable to or receivable by the Indenture
Trustee  pursuant to this  Indenture.  The Indenture  Trustee shall apply all such money received by it as provided in this Indenture.  Except as otherwise  expressly provided in this Indenture,  if any default occurs in the making of any payment or  performance  under any agreement or instrument  that is part of the Trust Estate,  the Indenture
Trustee  may take such  action as may be  appropriate  to  enforce  such  payment  or  performance,  including  the institution and  prosecution of appropriate  Proceedings.  Any such action shall be without  prejudice to any right to claim a Default or Event of Default  under this  Indenture  and any right to proceed  thereafter  as provided in
Article V.

Section 8.02.       Trust  Accounts.  (a) On or prior to the Closing  Date,  the Issuer  shall cause the  Indenture
Trustee to establish and maintain,  in the name of the Indenture  Trustee,  for the benefit of the  Noteholders and the Certificate Paying Agent, on behalf of the  Certificateholder  and the Credit Enhancer,  the Payment Account as
provided in Section 3.01 of this Indenture.

(b)      All monies  deposited  from time to time in the Payment  Account  pursuant to the Servicing  Agreement and all deposits therein  pursuant to this Indenture are for the benefit of the Noteholders and the Certificate  Paying
Agent, on behalf of the  Certificateholder  and all investments made with such monies including all income or other gain from such investments are for the benefit of the Master Servicer as provided by the Servicing Agreement.

         On each  Payment  Date,  the  Indenture  Trustee  shall  distribute  all amounts on deposit in the Payment
Account  to  Noteholders  in  respect  of  the  Notes  and in its  capacity  as  Certificate  Paying  Agent  to the
Certificateholder  in the order of priority set forth in Section  3.05  (except as  otherwise  provided in Section
5.04(b)).

         The Master  Servicer  shall  direct the  Indenture  Trustee in writing to invest any funds in the  Payment
Account in Permitted  Investments  maturing no later than the Business  Day  preceding  each Payment Date and shall not be sold or disposed of prior to the maturity.

Section 8.03.       Officer's  Certificate.  The  Indenture  Trustee  shall receive at least seven days notice when requested by the Issuer to take any action  pursuant to Section  8.05(a),  accompanied by copies of any instruments to be  executed,  and the  Indenture  Trustee  shall also  require,  as a condition  to such  action,  an Officer's
Certificate,  in form and substance  satisfactory  to the Indenture  Trustee,  stating the legal effect of any such action,  outlining the steps  required to complete the same, and  concluding  that all conditions  precedent to the taking of such action have been complied with.

Section 8.04.       Termination  Upon Payment to  Noteholders.  This Indenture and the respective  obligations  and responsibilities  of the Issuer and the Indenture  Trustee  created hereby shall  terminate upon the payment to the
Noteholders,  the  Certificate  Paying  Agent (on behalf of the  Certificateholder),  the Credit  Enhancer  and the
Indenture Trustee of all amounts required to be paid pursuant to Article III; provided,  however,  that in no event shall the trust created  hereby  continue  beyond the  expiration of 21 years from the death of the survivor of the descendants  of Joseph P. Kennedy,  the late  ambassador of the United States to the Court of St. James,  living on the date hereof.

Section 8.05.       Release of Trust  Estate.  (a) Subject to the payment of its fees and  expenses,  the Indenture
Trustee may, and when required by the provisions of this Indenture shall,  execute  instruments to release property from the lien of this  Indenture,  or convey the  Indenture  Trustee's  interest in the same, in a manner and under circumstances  that  are not  inconsistent  with  the  provisions  of this  Indenture.  No  party  relying  upon an instrument  executed by the  Indenture  Trustee as provided in Article VIII  hereunder  shall be bound to ascertain the Indenture  Trustee's  authority,  inquire into the  satisfaction  of any  conditions  precedent,  or see to the application of any monies.

(b)      The Indenture  Trustee shall,  at such time as (i) there are no Notes  Outstanding,  (ii) all sums due the
Indenture  Trustee  pursuant to this Indenture and other Basic  Documents have been paid and (iii) all sums due the
Credit Enhancer have been paid,  release any remaining  portion of the Trust Estate that secured the Notes from the lien of this Indenture.

(c)      The Indenture  Trustee shall release  property from the lien of this  Indenture  pursuant to this Section
8.05 only upon receipt of a request from the Issuer  accompanied by an Officers'  Certificate and a letter from the
Credit Enhancer, stating that the Credit Enhancer has no objection to such request from the Issuer.

(d)      The  Indenture  Trustee  shall,  at the  request  of the  Issuer or the  Depositor,  surrender  the Credit
Enhancement Instrument to the Credit Enhancer for cancellation, upon final payment on the Notes.

Section 8.06.       Surrender of Notes Upon Final  Payment.  By acceptance of any Note,  the Holder  thereof agrees to surrender such Note to the Indenture Trustee promptly,  prior to such Noteholder's  receipt of the final payment thereon.

ARTICLE IX

                                              SUPPLEMENTAL INDENTURES

Section 9.01.       Supplemental  Indentures  Without  Consent  of  Noteholders.  (a)  Without  the  consent of the
Holders of any Notes but with prior notice to the Rating  Agencies and the written  consent of the Credit  Enhancer
(which  consent  shall  not be  unreasonably  withheld),  unless a Credit  Enhancer  Default  has  occurred  and is continuing,  the Issuer and the Indenture Trustee,  when authorized by an Issuer Request, at any time and from time to time, may enter into one or more  indentures  supplemental  hereto (which shall conform to the provisions of the
Trust  Indenture  Act as in force at the date of the  execution  thereof),  in form  satisfactory  to the Indenture
Trustee, for any of the following purposes:

(i)      to correct or amplify the  description of any property at any time subject to the lien of this  Indenture, or better to assure,  convey and confirm unto the  Indenture  Trustee any property  subject or required to be  subjected  to the lien of this  Indenture,  or to  subject  to the lien of this  Indenture  additional property;

(ii)     to evidence the succession,  in compliance  with the applicable  provisions  hereof,  of another person to the Issuer,  and the  assumption  by any such  successor of the  covenants of the Issuer herein and in the
         Notes contained;

(iii)    to add to the  covenants  of the  Issuer,  for the  benefit  of the  Holders  of the  Notes or the  Credit
         Enhancer, or to surrender any right or power herein conferred upon the Issuer;

(iv)     to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

(v)      to cure any ambiguity,  to correct any error,  or to correct or supplement any provision  herein or in any supplemental  indenture that may be inconsistent  with any other  provision  herein,  in any  supplemental indenture or in the Prospectus Supplement;

(vi)     to make any other  provisions with respect to matters or questions  arising under this Indenture or in any supplemental  indenture;  provided,  that such  action  shall not  materially  and  adversely  affect  the interests of the Holders of the Notes or the Credit Enhancer;

(vii)    to evidence  and provide for the  acceptance  of the  appointment  hereunder  by a successor  trustee with respect  to the  Notes  and to add to or  change  any of the  provisions  of this  Indenture  as  shall be necessary to facilitate the  administration of the trusts hereunder by more than one trustee,  pursuant to the requirements of Article VI; or

(viii)   to modify,  eliminate or add to the  provisions of this  Indenture to such extent as shall be necessary to effect the  qualification  of this Indenture under the TIA or under any similar federal statute  hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA;

         provided,  however,  that no such indenture supplements shall be entered into unless the Indenture Trustee shall have received an Opinion of Counsel that entering into such indenture  supplement  will not have any material  adverse tax  consequences  to the  Noteholders.  The Indenture  Trustee is hereby  authorized to join in the execution of any such supplemental  indenture and to make any further  appropriate  agreements and stipulations that may be therein contained.

(b)      The Issuer and the  Indenture  Trustee,  when  authorized  by an Issuer  Request,  may,  also  without the consent of any of the Holders of the Notes,  but with prior  notice to the Rating  Agencies and with the consent of the Credit  Enhancer  (so long as no Credit  Enhancer  Default  exists),  enter  into an  indenture  or  indentures supplemental  hereto for the purpose of adding any provisions  to, or changing in any manner or eliminating  any of the  provisions  of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this
Indenture;  provided,  however,  that such action shall not, as evidenced by an Opinion of Counsel (a copy of which shall be delivered to the Credit  Enhancer),  (i)  adversely  affect in any material  respect the  interests of any
Noteholder or the Credit Enhancer or (ii) cause the Issuer to be subject to an entity level tax.

(c)      The Issuer and the Indenture  Trustee shall,  as directed by the Holders of  Certificates  which represent not less than  100% of the  Certificate  Percentage  Interests  thereof,  enter  into an  indenture  or  indentures supplemental  hereto for the  purpose of  providing  for the  issuance of one or more  additional  classes of Notes entitled to payments  derived solely from all or a portion of the payments to which the  Certificate  issued on the
Closing Date  pursuant to the Trust  Agreement  are  entitled;  provided,  however,  that such action shall not, as evidenced  by an Opinion of Counsel (a copy of which shall be  delivered  to the Credit  Enhancer),  (i)  adversely affect in any material  respect the interests of any Noteholder or the Credit  Enhancer or (ii) cause the Issuer to be subject to an entity level tax.  Each such class of Notes shall be a  non-recourse  obligation of the Issuer and shall be entitled to interest and principal in such amounts,  and to such  security for the repayment  thereof,  as shall be specified in such  amendment or  amendments.  Promptly after the execution by the Issuer and the Indenture
Trustee of any  amendments  pursuant to this  Section or the  creation of a new  indenture  and the issuance of the related class or classes of Notes,  the Issuer shall  require the  Indenture  Trustee to give notice to the Holders of the Notes and the Rating  Agencies  setting  forth in general  terms the  substance  of the  provisions  of such amendment.  Any failure of the Indenture  Trustee to provide such notice as is required  under this  paragraph,  or any defect  therein,  shall not,  however,  in any way impair or affect the validity of such amendment or any class of Notes issued pursuant  thereto.  Unless the Credit  Enhancer agrees in writing,  (i) any classes of Notes issued pursuant to a  supplemental  indenture  shall not be entitled to the insurance  provided by the Credit  Enhancement
Instrument  and (ii) the Holders of any such  classes of Notes shall be entitled  only to such  distributions  or a portion of such distributions as the Holders would have received as Holder of Certificate.

Section 9.02.       Supplemental  Indentures  With Consent of  Noteholders.  The Issuer and the Indenture  Trustee,
when  authorized by an Issuer  Request,  also may, with prior notice to the Rating Agencies and with the consent of the  Holders of not less than a majority  of the  aggregate  Note  Balance of the Notes  affected  thereby  and the
Credit  Enhancer (so long as no Credit  Enhancer  Default  exists),  by Act (as defined in Section 10.03 hereof) of such  Holders  delivered  to the  Issuer  and  the  Indenture  Trustee,  enter  into  an  indenture  or  indentures supplemental  hereto for the purpose of adding any provisions  to, or changing in any manner or eliminating  any of the  provisions  of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this
Indenture;  provided,  however,  that no such  supplemental  indenture shall,  without the consent of the Holder of each Note affected thereby:

(i)      change the date of payment of any  installment  of  principal  of or interest  on any Note,  or reduce the principal  amount thereof or the interest rate thereon,  change the provisions of this Indenture  relating to the  application  of  collections  on, or the  proceeds of the Sale of, the Trust  Estate to payment of principal of or interest on the Notes,  or change any place of payment  where,  or the coin or currency in which,  any Note or the  interest  thereon  is  payable,  or impair  the right to  institute  suit for the enforcement of the provisions of this Indenture  requiring the  application of funds  available  therefor, as provided  in Article V, to the  payment of any such amount due on the Notes on or after the  respective due dates thereof;

(ii)     reduce the  percentage  of the related Note  Balance of any Class of Notes,  the consent of the Holders of which is  required  for any  such  supplemental  indenture,  or the  consent  of the  Holders  of which is required  for any waiver of  compliance  with certain  provisions  of this  Indenture or certain  defaults hereunder and their consequences provided for in this Indenture;

(iii)    modify or alter the  provisions of the proviso to the  definition of the term  "Outstanding"  or modify or alter the exception in the definition of the term "Holder";

(iv)     reduce the  percentage  of the  aggregate  Note  Balance  of the Notes  required  to direct the  Indenture
         Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section 5.04;

(v)      modify any  provision  of this  Section  9.02 except to increase  any  percentage  specified  herein or to provide that certain  additional  provisions of this Indenture or the Basic  Documents  cannot be modified or waived without the consent of the Holder of each Note affected thereby;

(vi)     modify any of the provisions of this  Indenture in such manner as to affect the  calculation of the amount of any payment of interest or principal  due on any Note on any Payment Date  (including  the  calculation of any of the individual components of such calculation); or

(vii)    permit the  creation  of any lien  ranking  prior to or on a parity with the lien of this  Indenture  with respect  to any part of the Trust  Estate  or,  except as  otherwise  permitted  or  contemplated  herein, terminate the lien of this  Indenture on any property at any time subject  hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture;

provided,  that such action shall not, as evidenced by an Opinion of Counsel,  cause the Issuer to be subject to an entity  level tax and  provided,  further,  that no such  indenture  supplements  shall be entered  into unless the
Indenture  Trustee shall have received an Opinion of Counsel that entering into such indenture  supplement will not adversely  affect in any  material  respect the  interests  of the  Certificateholder  or shall have  received  the express written consent of the Certificateholder to the indenture supplement.

         The Indenture  Trustee may in its discretion  determine  whether or not any Notes would be affected by any supplemental  indenture  and any such  determination  shall be  conclusive  upon the Holders of all Notes,  whether theretofore or thereafter  authenticated  and delivered  hereunder.  The Indenture  Trustee shall not be liable for any such determination made in good faith.

         It shall not be necessary  for any Act of  Noteholders  under this Section 9.02 to approve the  particular form of any proposed  supplemental  indenture,  but it shall be  sufficient if such Act shall approve the substance thereof.

         Promptly  after the  execution  by the Issuer and the  Indenture  Trustee  of any  supplemental  indenture pursuant to this Section 9.02,  the  Indenture  Trustee shall mail to the Holders of the Notes and the Custodian to which such  amendment or  supplemental  indenture  relates a notice setting forth in general terms the substance of such  supplemental  indenture.  Any failure of the Indenture  Trustee to mail such notice,  or any defect  therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         Notwithstanding  anything to the contrary herein,  so long as there does not exist a failure by the Credit
Enhancer to make a required  payment under the Credit  Enhancement  Instrument,  the Credit Enhancer shall have the right to exercise all rights of the Holders of the Notes under this Indenture and the Servicing  Agreement  without any consent of such Holders,  and such Holders may exercise such rights only with the prior written  consent of the
Credit Enhancer.

Section 9.03.       Execution of  Supplemental  Indentures.  In executing,  or  permitting  the  additional  trusts created by, any  supplemental  indenture  permitted  by this Article IX or the  modification  thereby of the trusts created by this  Indenture,  the Indenture  Trustee shall be entitled to receive,  and subject to Sections 6.01 and
6.02,  shall be fully  protected  in  relying  upon,  an  Opinion of Counsel  stating  that the  execution  of such supplemental  indenture is authorized or permitted by this Indenture and conforms to the  requirements of the Trust
Indenture  Act.  The  Indenture  Trustee  may,  but shall not be  obligated  to,  enter into any such  supplemental indenture that affects the Indenture Trustee's own rights,  duties,  liabilities or immunities under this Indenture or otherwise.

Section 9.04.       Effect of Supplemental  Indenture.  Upon the execution of any supplemental  indenture  pursuant to the  provisions  hereof,  this  Indenture  shall be and shall be deemed to be modified and amended in accordance therewith  with  respect  to the  Notes  affected  thereby,  and the  respective  rights,  limitations  of  rights, obligations,  duties,  liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the
Holders of the Notes shall thereafter be determined,  exercised and enforced  hereunder  subject in all respects to such  modifications and amendments,  and all the terms and conditions of any such  supplemental  indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

Section 9.05.       Conformity   with  Trust   Indenture  Act.   Every   amendment  of  this  Indenture  and  every
supplemental  indenture  executed  pursuant  to this  Article  IX shall  conform to the  requirements  of the Trust
Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

Section 9.06.       Reference in Notes to  Supplemental  Indentures.  Notes  authenticated  and delivered after the execution of any supplemental  indenture  pursuant to this Article IX may, and if required by the Indenture Trustee shall,  bear a  notation  in  form  approved  by the  Indenture  Trustee  as to any  matter  provided  for in  such supplemental  indenture.  If the Issuer or the Indenture  Trustee  shall so determine,  new Notes so modified as to conform,  in the opinion of the  Indenture  Trustee  and the  Issuer,  to any such  supplemental  indenture  may be prepared and  executed by the Issuer and  authenticated  and  delivered  by the  Indenture  Trustee in exchange for
Outstanding Notes.

ARTICLE X

                                                   MISCELLANEOUS

Section 10.01.      Compliance  Certificates  and Opinions,  etc. (a) Upon any application or request by the Issuer to the  Indenture  Trustee to take any action under any  provision of this  Indenture,  the Issuer shall furnish to the  Indenture  Trustee  and to the Credit  Enhancer  (i) an  Officer's  Certificate  stating  that all  conditions precedent,  if any,  provided for in this  Indenture  relating to the proposed  action have been  complied with and
(ii) an Opinion of Counsel  stating  that in the opinion of such  counsel all such  conditions  precedent,  if any, have been complied  with,  except that, in the case of any such  application  or request as to which the furnishing of such  documents is  specifically  required by any  provision of this  Indenture,  no additional  certificate  or opinion need be furnished.  Every  certificate  or opinion with respect to compliance  with a condition or covenant provided for in this Indenture shall include:

(1)      a statement  that each  signatory  of such  certificate  or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

(2)      a brief  statement  as to the  nature  and  scope of the  examination  or  investigation  upon  which  the statements or opinions contained in such certificate or opinion are based;

(3)      a statement  that, in the opinion of each such  signatory,  such  signatory has made such  examination  or investigation  as is  necessary to enable such  signatory to express an informed  opinion as to whether or not such covenant or condition has been complied with;

(4)      a statement  as to whether,  in the opinion of each such  signatory,  such  condition or covenant has been complied with; and

(5)      if the signer of such  certificate  or Opinion is required to be  Independent,  the statement  required by the definition of the term "Independent".
(b)      (i)      Prior to the  deposit of any  Collateral  or other  property  or  securities  with the  Indenture
Trustee  that is to be made the basis for the  release of any  property or  securities  subject to the lien of this
Indenture,  the Issuer  shall,  in addition to any  obligation  imposed in Section  10.01(a) or  elsewhere  in this
Indenture,  furnish to the  Indenture  Trustee an Officer's  Certificate  certifying or stating the opinion of each person  signing  such  certificate  as to the fair  value  (within  90 days of such  deposit)  to the Issuer of the
Collateral or other property or securities to be so deposited.

(ii)     Whenever the Issuer is required to furnish to the Indenture  Trustee an Officer's  Certificate  certifying or stating the opinion of any signer  thereof as to the matters  described  in clause (i) above,  the Issuer  shall also deliver to the Indenture Trustee an Independent  Certificate as to the same matters,  if the fair value to the
Issuer  of the  securities  to be so  deposited  and of all  other  such  securities  made  the  basis  of any such withdrawal or release since the  commencement  of the then current  fiscal year of the Issuer,  as set forth in the certificates  delivered  pursuant to clause (i) above and this clause (ii),  is 10% or more of the  aggregate  Note
Balance of the Notes,  but such a certificate  need not be furnished  with respect to any  securities so deposited, if the fair value thereof to the Issuer as set forth in the related  Officer's  Certificate is less than $25,000 or less than one percent of the aggregate Note Balance of the Notes.

(iii)    Whenever any property or securities are to be released from the lien of this  Indenture,  the Issuer shall also furnish to the  Indenture  Trustee an Officer's  Certificate  certifying or stating the opinion of each person signing  such  certificate  as to the fair value  (within 90 days of such  release) of the  property or  securities proposed to be released  and stating  that in the opinion of such person the  proposed  release will not impair the security under this Indenture in contravention of the provisions hereof.

(iv)     Whenever the Issuer is required to furnish to the Indenture  Trustee an Officer's  Certificate  certifying or stating the opinion of any signer  thereof as to the matters  described in clause (iii) above,  the Issuer shall also furnish to the Indenture  Trustee an  Independent  Certificate as to the same matters if the fair value of the property or  securities  and of all other  property,  other than  property as  contemplated  by clause (v) below or securities  released from the lien of this Indenture since the  commencement of the then current  calendar year, as set forth in the  certificates  required  by clause  (iii) above and this  clause  (iv),  equals 10% or more of the aggregate  Note  Balance of the Notes,  but such  certificate  need not be  furnished in the case of any release of property or  securities if the fair value thereof as set forth in the related  Officer's  Certificate  is less than
$25,000 or less than one percent of the then aggregate Note Balance of the Notes.

(v)      Notwithstanding   any  provision  of  this  Indenture,   the  Issuer  may,  without  compliance  with  the
requirements  of the other  provisions of this Section 10.01,  (A) collect,  sell or otherwise  dispose of the Home
Loans as and to the extent  permitted  or  required by the Basic  Documents  or (B) make cash  payments  out of the
Payment  Account as and to the extent  permitted  or required by the Basic  Documents,  so long as the Issuer shall deliver to the  Indenture  Trustee  every six months,  commencing  six months after the closing  date, an Officer's
Certificate of the Issuer  stating that all the  dispositions  of Collateral  described in clauses (A) or (B) above that occurred  during the preceding six calendar  months were in the ordinary  course of the Issuer's  business and that the proceeds thereof were applied in accordance with the Basic Documents.

Section 10.02.      Form of  Documents  Delivered  to  Indenture  Trustee.  In any case where  several  matters are required to be certified by, or covered by an opinion of, any specified  Person,  it is not necessary that all such matters be  certified  by, or covered by the opinion  of, only one such  Person,  or that they be so  certified  or covered by only one  document,  but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other  matters,  and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an Authorized  Officer of the Issuer may be based,  insofar as it relates to legal matters,  upon a certificate or opinion of, or representations by, counsel,  unless such officer knows, or in the exercise of reasonable  care should know, that the  certificate or opinion or  representations  with respect to the matters upon which his  certificate  or opinion is based are erroneous.  Any such  certificate of an Authorized
Officer or Opinion of Counsel  may be based,  insofar  as it  relates to factual  matters,  upon a  certificate  or opinion  of, or  representations  by,  an  officer  or  officers  of the  Seller or the  Issuer,  stating  that the information  with respect to such factual  matters is in the  possession  of the Seller or the Issuer,  unless such counsel  knows,  or in  the  exercise  of  reasonable  care  should  know,  that  the  certificate  or  opinion  or representations with respect to such matters are erroneous.

         Where any Person is  required  to make,  give or execute  two or more  applications,  requests,  consents, certificates,  statements,  opinions  or other  instruments  under  this  Indenture,  they may,  but need  not,  be consolidated and form one instrument.

         Whenever in this  Indenture,  in connection with any application or certificate or report to the Indenture
Trustee,  it is provided  that the Issuer  shall  deliver  any  document  as a  condition  of the  granting of such application,  or as evidence of the Issuer's  compliance  with any term hereof,  it is intended  that the truth and accuracy,  at the time of the granting of such  application or at the effective date of such  certificate or report
(as the case  may be),  of the  facts  and  opinions  stated  in such  document  shall in such  case be  conditions precedent to the right of the Issuer to have such  application  granted or to the  sufficiency of such  certificate or report.  The foregoing  shall not,  however,  be construed to affect the Indenture  Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

Section 10.03.      Acts of  Noteholders.  (a) Any request,  demand,  authorization,  direction,  notice,  consent, waiver or other  action  provided  by this  Indenture  to be given or taken by  Noteholders  may be embodied in and evidenced by one or more  instruments  of  substantially  similar tenor signed by such  Noteholders in person or by agents duly  appointed  in writing;  and except as herein  otherwise  expressly  provided  such action shall become effective  when such  instrument or  instruments  are delivered to the Indenture  Trustee,  and, where it is hereby expressly  required,  to the Issuer.  Such instrument or instruments (and the action embodied therein and evidenced thereby)  are  herein  sometimes  referred  to  as  the  "Act"  of  the  Noteholders  signing  such  instrument  or instruments.  Proof of  execution  of any such  instrument  or of a  writing  appointing  any such  agent  shall be sufficient  for any purpose of this  Indenture and (subject to Section  6.01)  conclusive in favor of the Indenture
Trustee and the Issuer, if made in the manner provided in this Section 10.03.

(b)      The fact and date of the  execution by any person of any such  instrument  or writing may be proved in any manner that the Indenture Trustee deems sufficient.

(c)      The ownership of Notes shall be proved by the Note Registrar.

(d)      Any request, demand,  authorization,  direction,  notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the  registration  thereof or in exchange  therefor or in lieu thereof,  in respect of anything done,  omitted or suffered to be done by the Indenture  Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

Section 10.04.      Notices,  etc.,  to  Indenture  Trustee,  Issuer,  Credit  Enhancer  and Rating  Agencies.  Any
request,  demand,  authorization,  direction,  notice,  consent,  waiver or Act of Noteholders  or other  documents provided  or  permitted  by this  Indenture  shall  be in  writing  and if  such  request,  demand,  authorization, direction, notice, consent, waiver or Act of Noteholders is to be made upon, given or furnished to or filed with:

(i)      the Indenture  Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose  hereunder if made,  given,  furnished or filed in writing to or with the Indenture  Trustee at the  Corporate  Trust
         Office.  The Indenture  Trustee shall promptly  transmit any notice received by it from the Noteholders to the Issuer,

(ii)     the Issuer by the Indenture  Trustee or by any Noteholder shall be sufficient for every purpose  hereunder if in writing  and mailed  first  class,  postage  prepaid to the  Issuer  addressed  to:  Home Loan Trust
         2007-HI1,  in care of Wilmington Trust Company,  or at any other address  previously  furnished in writing to the  Indenture  Trustee by the Issuer.  The Issuer shall  promptly  transmit any notice  received by it from the Noteholders to the Indenture Trustee, or

(iii)    the Credit Enhancer by the Issuer,  the Indenture  Trustee or by any  Noteholders  shall be sufficient for every purpose hereunder to in writing and mailed,  first class postage pre-paid,  or personally  delivered or telecopied to: Financial Guaranty Insurance  Company,  125 Park Avenue, New York, NY 10017,  Attention:
         Structured  Finance   Surveillance   (Home  Loan  Trust  2007-HI1),   telecopier  number  (212)  312-3220,
         confirmation  number (800) 352-0001.  The Credit  Enhancer shall promptly  transmit any notice received by it from the Issuer,  the Indenture Trustee or the Noteholders to the Issuer or Indenture  Trustee,  as the
         case may be.

         Notices  required to be given to the Rating  Agencies by the Issuer,  the  Indenture  Trustee or the Owner
Trustee shall be in writing,  personally  delivered or mailed by certified mail, return receipt  requested,  to (i)
in the case of Moody's, at the following address:  Moody's Investors Service, Inc., ABS Monitoring  Department,  99
Church  Street,  New York,  New York 10007 and (ii) in the case of  Standard & Poor's,  at the  following  address:
Standard & Poor's, a Division of the McGraw Hill Companies,  Inc., 55 Water Street,  41st Floor, New York, New York
10041,  Attention of Asset Backed Surveillance  Department;  or as to each of the foregoing,  at such other address as shall be designated by written notice to the other parties.

Section 10.05.      Notices to  Noteholders;  Waiver.  Where this  Indenture  provides for notice to Noteholders of any event, such notice shall be sufficiently  given (unless otherwise herein expressly  provided) if in writing and mailed,  first class,  postage  prepaid to each Noteholder  affected by such event, at such Person's  address as it appears on the Note Register,  not later than the latest date,  and not earlier than the earliest date,  prescribed for the giving of such notice.  In any case where notice to  Noteholders  is given by mail,  neither the failure to mail such notice nor any defect in any notice so mailed to any particular  Noteholder  shall affect the sufficiency of such notice with  respect to other  Noteholders,  and any notice  that is mailed in the manner  herein  provided shall  conclusively  be  presumed to have been duly given  regardless  of whether  such notice is in fact  actually received.

         Where this  Indenture  provides  for  notice in any  manner,  such  notice may be waived in writing by any
Person entitled to receive such notice,  either before or after the event,  and such waiver shall be the equivalent of such notice.  Waivers of notice by Noteholders  shall be filed with the Indenture  Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

         In case,  by reason of the  suspension  of regular mail service as a result of a strike,  work stoppage or similar  activity,  it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given  pursuant  to any  provision  of this  Indenture,  then any  manner of giving  such  notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

         Where this  Indenture  provides for notice to the Rating  Agencies,  failure to give such notice shall not affect any other rights or  obligations  created  hereunder,  and shall not under any  circumstance  constitute  an
Event of Default.

Section 10.06.      Alternate  Payment and Notice  Provisions.  Notwithstanding  any provision of this Indenture or any of the Notes to the contrary,  the Issuer may enter into any agreement  with any Holder of a Note providing for a method of  payment,  or notice by the  Indenture  Trustee to such  Holder,  that is  different  from the  methods provided for in this  Indenture for such payments or notices.  The Issuer shall furnish to the Indenture  Trustee a copy of each such  agreement and the Indenture  Trustee shall cause  payments to be made and notices to be given in accordance with such agreements.

Section 10.07.      Conflict with Trust  Indenture  Act. If any  provision  hereof  limits,  qualifies or conflicts with another  provision  hereof that is required to be included in this  Indenture by any of the  provisions of the
Trust Indenture Act, such required  provision  shall control.  The provisions of TIAss.ss.310 through 317 that impose duties on any Person (including the provisions  automatically  deemed included herein unless expressly  excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

Section 10.08.      Effect of  Headings.  The Article  and Section  headings  herein are for  convenience  only and shall not affect the construction hereof.

Section 10.09.      Successors  and Assigns.  All covenants and  agreements in this  Indenture and the Notes by the
Issuer shall bind its  successors  and  assigns,  whether so expressed  or not.  All  agreements  of the  Indenture
Trustee in this Indenture shall bind its successors, co trustees and agents.

Section 10.10.      Separability.  In case any  provision  in this  Indenture  or in the  Notes  shall be  invalid, illegal or unenforceable,  the validity,  legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 10.11.      Benefits of Indenture.  Nothing in this  Indenture or in the Notes,  express or implied,  shall give to any Person, other than the parties hereto and their successors hereunder,  and the Noteholders,  the Credit
Enhancer and any other party  secured  hereunder,  and any other  Person with an ownership  interest in any part of the Trust Estate,  any benefit or any legal or equitable  right,  remedy or claim under this Indenture.  The Credit
Enhancer is a third-party beneficiary of this Indenture.

Section 10.12.      Legal  Holidays.  In any case  where  the date on  which  any  payment  is due  shall  not be a
Business Day, then  (notwithstanding  any other provision of the Notes or this Indenture)  payment need not be made on such  date,  but may be made on the next  succeeding  Business  Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

Section 10.13.      GOVERNING  LAW. THIS INDENTURE  SHALL BE CONSTRUED IN ACCORDANCE  WITH THE LAWS OF THE STATE OF
NEW YORK,  WITHOUT  REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS  (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW
YORK  GENERAL  OBLIGATIONS  LAW),  AND THE  OBLIGATIONS,  RIGHTS AND  REMEDIES  OF THE PARTIES  HEREUNDER  SHALL BE
DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 10.14.      Counterparts.  This Indenture may be executed in any number of  counterparts,  each of which so executed shall be deemed to be an original,  but all such  counterparts  shall together  constitute but one and the same instrument.

Section 10.15.      Recording of Indenture.  If this  Indenture is subject to recording in any  appropriate  public recording offices,  such recording is to be effected by the Issuer and at its expense  accompanied by an Opinion of
Counsel  (reasonably  acceptable  to the  Indenture  Trustee  and the  Credit  Enhancer)  to the  effect  that such recording is necessary  either for the protection of the  Noteholders or any other Person secured  hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

Section 10.16.      Issuer  Obligation.  No recourse  may be taken,  directly or  indirectly,  with  respect to the obligations of the Issuer,  the Owner Trustee or the Indenture  Trustee on the Notes or under this Indenture or any certificate or other writing  delivered in connection  herewith or therewith,  against (i) the Indenture Trustee or the Owner Trustee in its individual  capacity,  (ii) any owner of a beneficial  interest in the Issuer or (iii) any partner,  owner,  beneficiary,  agent, officer,  director,  employee or agent of the Indenture Trustee or the Owner
Trustee in its individual  capacity,  any holder of a beneficial  interest in the Issuer,  the Owner Trustee or the
Indenture  Trustee or of any  successor or assign of the Indenture  Trustee or the Owner Trustee in its  individual capacity,  except as any such Person may have expressly agreed (it being understood that the Indenture  Trustee and the Owner Trustee have no such  obligations in their  respective  individual  capacities)  and except that any such partner,  owner or  beneficiary  shall be fully liable,  to the extent  provided by applicable  law, for any unpaid consideration  for stock,  unpaid  capital  contribution  or failure to pay any  installment  or call owing to such entity.  For all  purposes  of this  Indenture,  in the  performance  of any  duties or  obligations  of the Issuer hereunder,  the Owner  Trustee  shall be subject to, and entitled to the benefits of, the terms and  provisions  of
Articles VI, VII and VIII of the Trust Agreement.

Section 10.17.      No Petition.  The Indenture Trustee, by entering into this Indenture,  and each Noteholder,  by its  acceptance  of a Note,  hereby  covenant  and  agree  that  they will not at any time  institute  against  the
Depositor  or the Issuer,  or join in any  institution  against  the  Depositor  or the Issuer of, any  bankruptcy, reorganization,  arrangement,  insolvency or liquidation proceedings,  or other proceedings under any United States federal or state  bankruptcy  or  similar  law in  connection  with any  obligations  relating  to the Notes,  this
Indenture or any of the Basic Documents.

Section 10.18.      Inspection.  The  Issuer  agrees  that,  on  reasonable  prior  notice,  it  shall  permit  any representative  of the Indenture  Trustee,  during the Issuer's  normal business hours, to examine all the books of account,  records,  reports and other papers of the Issuer,  to make copies and extracts  therefrom,  to cause such books to be audited by Independent  certified public  accountants,  and to discuss the Issuer's  affairs,  finances and accounts with the Issuer's  officers,  employees,  and Independent  certified public  accountants,  all at such reasonable  times and as often as may be  reasonably  requested.  The  Indenture  Trustee shall and shall cause its representatives  to hold in confidence all such information  except to the extent disclosure may be required by law
(and all reasonable  applications  for  confidential  treatment are  unavailing)  and except to the extent that the
Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

                                             [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                                     HOME LOAN TRUST 2007-HI1
                                                     as Issuer

                                                      By:  WILMINGTON TRUST COMPANY
                                                           not in its individual capacity but solely
                                                           as Owner Trustee

                                                     By: /s/ Michele C. Harra
                                                     Name: Michele C. Harra
                                                     Title:   Financial Services Officer

                                                     LASALLE BANK NATIONAL ASSOCIATION,
                                                     as Indenture Trustee

                                                     By: /s/ Susan L. Feld
                                                     Name: Susan L. Feld
                                                     Title:   Vice President

LASALLE BANK NATIONAL ASSOCIATION
hereby accepts the appointment as Paying Agent
pursuant to Section 3.03 hereof and as
Note Registrar pursuant to Section 4.02 hereof.

By:      /s/ Susan L. Feld
Name: Susan L. Feld
Title:   Vice President

STATE OF DELAWARE          )
                           ) ss.:
COUNTY OF NEW CASTLE       )

         On this 26th day of March,  2007,  before me personally  appeared Michele C. Harra, to me known, who being by me duly  sworn,  did depose and say that  he/she  resides at  Wilmington,  Delaware,  that he/she is a Financial
Services Officer of Wilmington Trust Company,  as Owner Trustee,  a Delaware banking  corporation  described in and which executed the above instrument; and that he/she signed his/her name thereto by like order.

                                                    /s/ Robert J. Perkins
                                                     Notary Public

STATE OF ILLINOIS                       )
                                        ) ss.:
COUNTY OF COOK                          )

         On this 30th day of March,  2007,  before me personally  appeared Susan L. Feld, to me known, who being by me duly sworn,  did depose and say that he/she is a Vice  President of the Indenture  Trustee,  a national  banking association  described in and which executed the above  instrument;  and that he/she signed his/her name thereto by like order.

                                                    /s/ Christine M. Orsi
                                                     Notary Public

STATE OF ILLINOIS         )
                          ) ss.:
COUNTY OF COOK            )

         On this 30th day of March,  2007,  before me, the  undersigned  Notary  Public of said  State,  personally appeared  Susan  L.  Feld,  personally  known  to me to be a duly  authorized  officer  of  LaSalle  Bank  National
Association  that  executed the within  instrument,  and  personally  known to me to be the person who executed the within  instrument on behalf of LaSalle Bank National  Association  therein named, and acknowledged to me that such
LaSalle Bank National Association executed the within instrument pursuant to its by-laws.

                                                     /s/ Christine M. Orsi
                                                     Notary Public

                                                     EXHIBIT A

                                                   FORM OF NOTES

                                                 CLASS A __ NOTES

         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE  DEPOSITORY  TRUST  COMPANY,  A NEW
YORK CORPORATION  ("DTC"),  TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE OR PAYMENT,  AND ANY
NOTE  ISSUED IS  REGISTERED  IN THE NAME OF CEDE & CO.  OR IN SUCH  OTHER  NAME AS IS  REQUESTED  BY AN  AUTHORIZED
REPRESENTATIVE  OF DTC (AND ANY  PAYMENT  IS MADE TO CEDE & CO.  OR TO SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY
PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN  INSTALLMENTS AS SET FORTH HEREIN.  ACCORDINGLY,  THE OUTSTANDING
PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         THIS NOTE DOES NOT  REPRESENT  AN  INTEREST IN OR  OBLIGATION  OF THE SELLER,  THE  DEPOSITOR,  THE MASTER
SERVICER,  THE INDENTURE  TRUSTEE,  THE OWNER TRUSTEE OR ANY OF THEIR  RESPECTIVE  AFFILIATES,  EXCEPT AS EXPRESSLY
PROVIDED IN THE INDENTURE OR THE BASIC DOCUMENTS.

         EACH  PURCHASER  AND  TRANSFEREE OF THIS NOTE,  BY ITS  ACCEPTANCE  OF THIS NOTE,  SHALL BE DEEMED TO HAVE
REPRESENTED  AND WARRANTED  THAT EITHER (I) IT IS NOT ACQUIRING  THIS NOTE WITH THE ASSETS OF AN "EMPLOYEE  BENEFIT
PLAN" AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE  RETIREMENT  INCOME  SECURITY ACT OF 1974,  AS AMENDED  ("ERISA"),
WHICH IS SUBJECT TO THE  PROVISIONS OF TITLE I OF ERISA, A "PLAN"  DESCRIBED IN SECTION  4975(e)(1) OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE"),  AN ENTITY WHOSE  UNDERLYING  ASSETS INCLUDE "PLAN ASSETS" BY REASON
OF AN EMPLOYEE  BENEFIT  PLAN'S OR OTHER  PLAN'S  INVESTMENT  IN SUCH ENTITY OR ANY OTHER PLAN THAT IS SUBJECT TO A
LAW THAT IS SIMILAR TO TITLE I OF ERISA OR SECTION  4975 OF THE CODE OR (II) THE  ACQUISITION  AND  HOLDING OF THIS
NOTE  WILL  NOT GIVE  RISE TO A  NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER  SECTION  406 OF  ERISA,  SECTION  4975
OF THE CODE OR ANY SIMILAR APPLICABLE LAW.

                                             HOME LOAN TRUST 2007-HI1

                                               HOME LOAN-BACKED NOTE

Registered                                                             Principal Amount: $___________

Class A __
No.  __                                                                Percentage Interest: _____%

CUSIP No.  ___________                                                 Note Rate: [___%][Adjustable Rate]

         Home Loan Trust  2007-HI1,  a statutory  trust duly  organized and existing under the laws of the State of
Delaware  (herein  referred  to as the  "Issuer"),  for value  received,  hereby  promises  to pay to Cede & Co. or registered  assigns,  the  principal  sum of  $___________,  payable on each Payment Date in an amount equal to the
Percentage  Interest  specified above of the aggregate  amount, if any, payable from the Payment Account in respect of principal  on the Class A-__ Notes  pursuant to Section  3.05 of the  Indenture  dated as of March 30, 2007 (the
"Indenture")  between the Issuer,  as Issuer,  and LaSalle Bank  National  Association,  as Indenture  Trustee (the
"Indenture  Trustee");  provided,  however,  that the entire unpaid  principal amount of this Note shall be due and payable  on the  Payment  Date  in  March  2037,  to the  extent  not  previously  paid on a  prior  Payment  Date.
Capitalized terms used but not defined herein are defined in Appendix A of the Indenture.

         [Interest on the Class A-__ Notes will be paid  monthly on each  Payment  Date at the Note Rate.  The Note
Rate for the Class A-__ Notes will be _____% per annum.  Interest  will be  computed on the basis of a 30 day month and a 360 day year.  Principal  of and  interest on this Note shall be paid in the manner  specified on the reverse hereof.  On the Step Up Date, the Note Rate on the Class A-__ Notes will increase by 0.50% per annum.]

         [Interest  on the Class A-1  Notes  will be paid  monthly  on each  Payment  Date at the Note Rate for the related  Interest  Accrual  Period.  The Note Rate for each Interest  Accrual Period will be equal to the lesser of
(i) LIBOR plus___% per annum and (ii) ___% per annum.  LIBOR for each  applicable  Interest  Accrual Period will be determined  on the second LIBOR  Business Day  immediately  preceding (i) the Closing Date in the case of the first
Interest  Accrual  Period  and (ii) the first  day of each  succeeding  Interest  Accrual  Period by the  Indenture
Trustee  as set  forth in the  Indenture.  All  determinations  of LIBOR by the  Indenture  Trustee  shall,  in the absence of manifest  error,  be conclusive  for all purposes,  and each holder of this Class A-1 Note, by accepting this Class A-1 Note,  agrees to be bound by such  determination.  Interest  on this Class A-1 Note will  accrue for each  Payment  Date from the most recent  Payment  Date on which  interest  has been paid (in the case of the first
Payment Date,  from the Closing Date) to but  excluding  such Payment Date.  Interest will be computed on the basis of the  actual  number  of days in each  Interest  Accrual  Period  and a year  assumed  to  consist  of 360  days.
Principal of and interest on this Class A-1 Note shall be paid in the manner specified in the Indenture.]

         Principal  of and  interest  on this Note are  payable in such coin or  currency  of the United  States of
America as at the time of payment is legal tender for payment of public and private  debts.  All  payments  made by the Issuer with  respect to this Note shall be applied  first to interest  due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Reference  is made to the further  provisions  of this Note set forth on the reverse  hereof,  which shall have the same effect as though fully set forth on the face of this Note.

         Unless the  certificate  of  authentication  hereon has been executed by the Indenture  Trustee whose name appears below by manual signature,  this Note shall not be entitled to any benefit under the Indenture  referred to on the reverse hereof, or be valid or obligatory for any purpose.

         This Note is one of a duly  authorized  issue of Notes of the Issuer,  designated as its Home  Loan-Backed
Notes  (herein  called  the  "Notes"),  all issued  under the  Indenture,  to which  Indenture  and all  indentures supplemental  thereto reference is hereby made for a statement of the respective rights and obligations  thereunder of the  Issuer,  the  Indenture  Trustee  and the  holders of the Notes.  The Notes are subject to all terms of the
Indenture.

         The Notes are and will be equally and ratably  secured by the Collateral  pledged as security  therefor as provided in the Indenture.

         This Note is entitled to the benefits of an irrevocable and  unconditional  financial  guaranty  insurance policy issued by Financial Guaranty Insurance Company.

         Principal  of and  interest on this Note will be payable on each  Payment  Date,  commencing  on April 25,
2007,  as  described in the  Indenture.  "Payment  Date" means the twenty fifth day of each month,  or, if any such date is not a Business Day, then the next Business Day.

         The entire  unpaid  principal  amount of this Note shall be due and payable in full on the Payment Date in
__________,   pursuant  to  the  Indenture,   to  the  extent  not  previously   paid  on  a  prior  Payment  Date.
Notwithstanding  the foregoing,  if an Event of Default shall have occurred and be  continuing,  then the Indenture
Trustee or the holders of Notes  representing  not less than a majority of the aggregate  Note Balance of all Notes with the consent of the Credit  Enhancer,  or the Credit  Enhancer may declare the Notes to be immediately  due and payable in the manner  provided in Section  5.02 of the  Indenture.  All  principal  payments on the Notes shall be paid in the manner and priority set forth in Section 3.05 of the Indenture.

         Any  installment  of interest or principal,  if any,  payable on any Note that is punctually  paid or duly provided for by the Issuer on the  applicable  Payment Date shall be paid to each Holder of record on the preceding
Record Date,  by wire transfer to an account  specified in writing by such Holder  reasonably  satisfactory  to the
Indenture  Trustee as of the  preceding  Record  Date or in all other  cases or if no such  instructions  have been delivered to the Indenture  Trustee,  by check or money order to such Noteholder mailed to such Holder's address as it appears in the Note  Register the amount  required to be paid to such Holder on such  Payment  Date  pursuant to such Holder's Securities;  provided,  however,  that the Indenture Trustee shall not pay to such Holders any amount required to be withheld from a payment to such Holder by the Code.

         As provided in the Indenture and subject to certain  limitations  set forth therein,  the transfer of this
Note may be  registered  on the Note  Register  upon  surrender  of this Note for  registration  of transfer at the
Corporate Trust Office,  duly endorsed by, or accompanied by a written  instrument of transfer in form satisfactory to the  Indenture  Trustee  duly  executed by, the holder  hereof or such  holder's  attorney  duly  authorized  in writing,  with such signature  guaranteed by an "eligible  guarantor  institution"  meeting the requirements of the
Note  Registrar,  which  requirements  include  membership or  participation  in the  Securities  Transfer  Agent's
Medallion  Program  ("STAMP")  or such  other  "signature  guarantee  program"  as may be  determined  by the  Note
Registrar in addition to, or in  substitution  for, STAMP,  all in accordance  with the Securities  Exchange Act of
1934,  as amended,  and  thereupon  one or more new Notes in  authorized  denominations  and in the same  aggregate principal  amount will be issued to the  designated  transferee or  transferees.  No service charge will be charged for any  registration  of transfer or exchange of this Note, but the Note Registrar  shall require payment of a sum sufficient to cover any tax or  governmental  charge that may be imposed in  connection  with any  registration  of transfer or exchange of this Note.

         Each holder or  Beneficial  Owner of a Note,  by  acceptance  of a Note,  or, in the case of a  Beneficial
Owner of a Note, a beneficial interest in a Note,  covenants and agrees that no recourse may be taken,  directly or indirectly,  with respect to the obligations of the Issuer,  the Owner Trustee,  the Seller,  the Master  Servicer,
the Depositor or the  Indenture  Trustee on the Notes or under the  Indenture or any  certificate  or other writing delivered  in  connection  therewith,  against (i) the  Indenture  Trustee or the Owner  Trustee in its  individual capacity,  (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner,  beneficiary,  agent, officer,  director  or employee of the  Indenture  Trustee or the Owner  Trustee in its  individual  capacity,  any holder of a beneficial  interest in the Issuer,  the Owner Trustee or the Indenture  Trustee or of any successor or assign of the Indenture  Trustee or the Owner  Trustee in its  individual  capacity,  except as any such Person may have expressly agreed and except that any such partner,  owner or beneficiary  shall be fully liable, to the extent provided by applicable law for any unpaid  consideration for stock,  unpaid capital  contribution or failure to pay any installment or call owing to such entity.

         Each holder or Beneficial  Owner of a Note, by acceptance of a Note or, in the case of a Beneficial  Owner of a Note, a beneficial  interest in a Note,  covenants and agrees by accepting the benefits of the Indenture  that such holder or Beneficial  Owner of a Note will not at any time institute  against the Depositor,  the Seller,  the
Master Servicer or the Issuer, or join in any institution  against the Depositor,  the Seller,  the Master Servicer or the Issuer of, any bankruptcy,  reorganization,  arrangement,  insolvency or liquidation  proceedings  under any
United  States  federal or state  bankruptcy  or similar law in  connection  with any  obligations  relating to the
Notes, the Indenture or the Basic Documents.

         The Issuer has entered into the Indenture and this Note is issued with the  intention  that,  for federal, state and local income,  single business and franchise tax purposes,  the Notes will qualify as indebtedness of the
Issuer.  Each holder of a Note,  by acceptance  of a Note (and each  Beneficial  Owner of a Note by acceptance of a beneficial  interest in a Note),  agrees to treat the Notes for federal,  state and local income,  single  business and franchise tax purposes as indebtedness of the Issuer.

         Prior to the due  presentment  for  registration  of transfer  of this Note,  the  Issuer,  the  Indenture
Trustee  and any agent of the  Issuer or the  Indenture  Trustee  may treat the  Person in whose  name this Note is registered  (as of the day of  determination  or as of such other date as may be specified in the Indenture) as the owner hereof for all purposes,  whether or not this Note be overdue,  and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

         The  Indenture  permits,  with certain  exceptions  as therein  provided,  the  amendment  thereof and the modification  of the rights and  obligations of the Issuer and the Indenture  Trustee and the rights of the holders of the Notes  under the  Indenture  at any time by the Issuer and the  Indenture  Trustee  with the  consent of the holders of Notes  representing  a majority of the aggregate Note Balance of all Notes at the time  Outstanding  and the Credit Enhancer with prior notice to the Rating  Agencies.  The Indenture also contains  provisions  permitting the holders of Notes  representing  specified  percentages of the aggregate Note Balance of all Notes, on behalf of the  holders  of all the Notes  with the  consent of the Credit  Enhancer,  or the Credit  Enhancer  (so long as no
Credit Enhancer  Default exists),  to waive  compliance by the Issuer with certain  provisions of the Indenture and certain  past  defaults  under the  Indenture  and their  consequences.  Any such  consent  or waiver by the Credit
Enhancer and the holder of this Note (or any one of more  Predecessor  Notes) shall be conclusive  and binding upon such  holder and upon all future  holders of this Note and of any Note  issued  upon the  registration  of transfer hereof or in exchange  hereof or in lieu  hereof  whether or not  notation  of such  consent or waiver is made upon this Note.  The  Indenture  also permits the Issuer and the  Indenture  Trustee to amend or waive certain terms and conditions  set forth in the  Indenture  without the  consent of holders of the Notes  issued  thereunder  but with prior notice to the Rating Agencies and with the consent of the Credit Enhancer.

         The term "Issuer" as used in this Note includes any successor or the Issuer under the Indenture.

         The Issuer is permitted by the Indenture,  under certain circumstances,  to merge or consolidate,  subject to the rights of the Indenture Trustee and the holders of Notes under the Indenture.

         The Notes are issuable only in registered form in denominations  as provided in the Indenture,  subject to certain limitations therein set forth.

         This Note and the  Indenture  shall be  construed  in  accordance  with the laws of the State of New York, without  reference  to its  conflict of law  provisions  and the  obligations,  rights and  remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference  herein to the  Indenture  and no provision of this Note or of the  Indenture  shall alter or impair,  the obligation of the Issuer,  which is absolute and  unconditional,  to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

         Anything  herein to the contrary  notwithstanding,  except as expressly  provided in the Basic  Documents, none of Wilmington Trust Company in its individual capacity,  LaSalle Bank National Association,  in its individual capacity,  any owner of a beneficial  interest in the Issuer, or any of their respective  partners,  beneficiaries, agents,  officers,  directors,  employees  or  successors  or assigns  shall be  personally  liable for,  nor shall recourse be had to any of them for,  the payment of  principal  of or interest on this Note or  performance  of, or omission to perform,  any of the  covenants,  obligations  or  indemnifications  contained  in the  Indenture.  The holder of this Note by its acceptance hereof agrees that, except as expressly  provided in the Basic Documents,  in the case of an Event of Default  under the  Indenture,  the holder shall have no claim against any of the foregoing for any deficiency,  loss or claim therefrom;  provided,  however,  that nothing contained herein shall be taken to prevent recourse to, and enforcement  against,  the assets of the Issuer for any and all  liabilities,  obligations and undertakings contained in the Indenture or in this Note.

         IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Note to be duly executed.

                                                     HOME LOAN TRUST 2007-HI1

                                                     By   WILMINGTON TRUST COMPANY, not in its individual
                                                          capacity but solely as Owner Trustee
Dated: March 30, 2007

                                                     By  ________________________________________
                                                          Authorized Signatory

                                           CERTIFICATE OF AUTHENTICATION

         This is one of the Class A-__ Notes referred to in the within mentioned Indenture.

                                                     LASALLE BANK NATIONAL ASSOCIATION, not in its individual
                                                     capacity but solely as Indenture Trustee
Dated: March 30, 2007

                                                     By ___________________________________________
                                                          Authorized Signatory

                                                    ASSIGNMENT

Social Security or taxpayer I.D.  or other identifying number of assignee: ________________________________________

___________________________________________________________________________________________________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto _______________________________________

___________________________________________________________________________________________________________________
                                                            (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ________________________

___________________________________________________________________________________________________________________,

attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                  _________________________________ (1)/
                                                        Signature Guaranteed:

*This reconciliation and tie shall not, for any purpose, be deemed to be part of the within indenture.

  (1)      NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever.  Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                    APPENDIX A

                                                    DEFINITIONS

         Accrued  Note  Interest:  With  respect to any class of Notes and any  Payment  Date,  an amount  equal to interest  accrued for the related  Interest  Accrual Period on the related Note Balance  immediately  prior to that
Payment  Date at the related Note Rate for that Payment  Date.  Accrued Note  Interest for the Class A Notes (other than the Class A-1  Notes)  will be  calculated  on the basis of a 30-day  month in the  related  Interest  Accrual
Period and a 360-day  year.  Accrued Note  Interest for the Class A-1 Notes will be  calculated on the basis of the actual number of days in the related Interest Accrual Period and a 360-day year.

         Administrative  Fees:  The  Servicing  Fees and the fees  payable to the Owner  Trustee and the  Indenture
Trustee.

         Affiliate:  With  respect to any Person,  any other  Person  controlling,  controlled  by or under  common control with such Person.  For purposes of this definition,  "control" means the power to direct the management and policies of a Person,  directly or  indirectly,  whether  through  ownership of voting  securities,  by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

         Appraised  Value:  For any Home  Loan the  value  of the  related  Mortgaged  Property  determined  by the appraisal,  sales price for such Mortgaged  Property or  alternative  valuation  method used in the  origination of such Home Loan (which may have been obtained at an earlier  time);  provided that if such Home Loan was  originated simultaneously  with or not more than 12 months  after a senior lien on the related  Mortgaged  Property  which was originated  in a purchase  or  cash-out  refinance  transaction,  the  appraised  value  shall be the lesser of the appraised value at the origination of the senior lien and the sales price for such Mortgaged Property.

         Assignment of Mortgage:  With respect to any  Mortgage,  an  assignment,  notice of transfer or equivalent instrument,  in recordable  form,  sufficient  under the laws of the  jurisdiction  in which the related  Mortgaged
Property is located to reflect  the sale of the  Mortgage,  which  assignment,  notice of  transfer  or  equivalent instrument  may be in the  form  of one or  more  blanket  assignments  covering  Mortgages  secured  by  Mortgaged
Properties located in the same jurisdiction.

         Authorized  Newspaper:  A newspaper of general  circulation  in the Borough of Manhattan,  The City of New
York,  printed in the English language and customarily  published on each Business Day, whether or not published on
Saturdays, Sundays or holidays.

         Authorized  Officer:  With respect to the Issuer,  any officer of the Owner  Trustee who is  authorized to act for the Owner  Trustee  in matters  relating  to the Issuer  and who is  identified  on the list of  Authorized
Officers  delivered  by the  Owner  Trustee  to the  Indenture  Trustee  on the  Closing  Date (as such list may be modified or supplemented from time to time thereafter).

         Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

         Basic  Documents:  The Trust Agreement,  the Indenture,  the Home Loan Purchase  Agreement,  the Servicing
Agreement,  the Insurance  Agreement,  the Credit  Enhancement  Instrument,  the Custodial  Agreement and the other documents and certificates delivered in connection with any of the above.

         Beneficial  Owner:  With  respect  to any Note,  the Person  who is the  beneficial  owner of such Note as reflected on the books of the Depository or on the books of a Person  maintaining  an account with such  Depository
(directly as a Depository  Participant  or indirectly  through a Depository  Participant,  in  accordance  with the rules of such Depository).

         Book-Entry Custodian:  The custodian appointed pursuant to Section 4.06 of the Indenture.

         Book-Entry  Notes:  Beneficial  interests  in the Notes,  ownership  and  transfers of which shall be made through book entries by the Depository as described in Section 4.06 of the Indenture.

         Business  Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which  banking  institutions in the States of New York,  California,  Texas,  Minnesota,  Pennsylvania,  Illinois  or Delaware  are  required or authorized by law to be closed.

         Calendar  Quarter:  A Calendar  Quarter shall  consist of one of the  following  time periods in any given year:  January 1 through  March 31,  April 1 through  June 30,  July 1 though  September  30, and October 1 through
December 31.

         Certificate:  The  certificate  issued in the form of  Exhibit A to the Trust  Agreement  and  outstanding pursuant to the terms of the Trust Agreement, evidencing a beneficial ownership interest in the Trust.

         Certificate  Distribution  Account:  The account or accounts  created and  maintained  by the  Certificate
Paying  Agent  pursuant to Section  3.10(c) of the Trust  Agreement.  The  Certificate  Paying  Agent will make all distributions on the Certificate  from money on deposit in the Certificate  Distribution  Account.  The Certificate
Distribution Account shall be an Eligible Account.

         Certificate  Distribution  Amount:  The amount payable to the Certificate  Paying Agent under Section 3.05 of the Indenture for payment to the holders of the Certificate under the Trust Agreement.

         Certificate Paying Agent:  The meaning specified in Section 3.10 of the Trust Agreement.

         Certificate  Percentage  Interest:  With respect to the  Certificate  and any date of  determination,  the percentage  interest as stated on the face of the  Certificate,  which percentage may be recalculated in accordance with Section 3.03 of the Trust Agreement.

         Certificate  Principal Balance:  As of any Payment Date, with respect to the Certificate,  an amount equal to the then applicable Certificate  Percentage Interest of such Certificate,  multiplied by the Outstanding Reserve
Amount immediately prior to such Payment Date.

         Certificate  Register:  The register  maintained  by the  Certificate  Registrar in which the  Certificate
Registrar shall provide for the registration of Certificates and of transfers and exchanges of the Certificates.

         Certificate  Registrar:  Initially,  the Indenture Trustee, in its capacity as Certificate  Registrar,  or any successor to the Indenture Trustee in such capacity.

         Certificate of Trust:  The  Certificate  of Trust filed for the Trust  pursuant to Section  3810(a) of the
Statutory Trust Statute, including all amendments and restatements.

         Certificateholder:  The Person in whose name a  Certificate  is  registered  in the  Certificate  Register except that, any Certificate  registered in the name of the Issuer,  the Owner Trustee or the Indenture  Trustee or
any  Affiliate  of any of them  shall  be  deemed  not to be  outstanding  and the  registered  holder  will not be considered a Certificateholder or a holder for purposes of giving any request,  demand,  authorization,  direction, notice,  consent or waiver under the Indenture or the Trust  Agreement  provided that, in  determining  whether the
Indenture  Trustee  or  the  Owner  Trustee  shall  be  protected  in  relying  upon  any  such  request,   demand,
authorization,  direction,  notice,  consent or waiver,  only  Certificates that the Indenture Trustee or the Owner
Trustee knows to be so owned shall be so  disregarded.  Owners of the  Certificates  that have been pledged in good faith may be regarded as Holders if the pledgee  establishes to the  satisfaction  of the Indenture  Trustee or the
Owner Trustee,  as the case may be, the pledgee's  right so to act with respect to such  Certificates  and that the pledgee is not the Issuer,  any other  obligor  upon the  Certificates  or any  Affiliate  of any of the  foregoing
Persons.

         Class:  Collectively, all of the Notes bearing the same designation.

         Closing Date:  March 30, 2007.

         Code:  The  Internal  Revenue  Code of  1986,  as  amended,  and the  rules  and  regulations  promulgated thereunder.

         Collateral:  The meaning specified in the Granting Clause of the Indenture.

         Collection Period:  As to any Payment Date, the calendar month preceding the month of that Payment Date.

         Combined  Loan-to-Value  Ratio: With respect to each Home Loan, the ratio,  expressed as a percentage,  of
(i) the sum of (A) the original  principal  balance of such Home Loan, and (B) any outstanding  principal  balance, at origination of such Home Loan, of all other mortgage  loans, if any,  secured by senior or subordinate  liens on the related  Mortgaged  Property,  to (ii) the Appraised Value, or, if permitted by the Program Guide, the purchase price of the Mortgaged Property, a statistical valuation or the Stated Value.

         Commission:  The Securities and Exchange Commission.

         Corporate  Trust  Office:  With  respect to the  Indenture  Trustee,  Certificate  Registrar,  Certificate
Paying Agent and Paying Agent,  the corporate  trust office of the Indenture  Trustee and Note Registrar from which at any  particular  time the  Indenture  shall be  administered,  which office at the date of the execution of this instrument is located at 135 South LaSalle Street Suite 1511 Chicago  Illinois,  Attention:  Global  Securities and
Trust Services,  RFMSII 2007-HI1.  With respect to the Owner Trustee,  the principal  corporate trust office of the
Owner Trustee at which at any particular time its corporate trust business shall be  administered,  which office at the date of the  execution of this Trust  Agreement is located at Rodney Square  North,  1100 North Market  Street,
Wilmington, Delaware 19890, Attention:  Corporate Trust Administration.

         Credit  Enhancement  Instrument:  The Financial Guaranty  Insurance Policy,  Number 07030014,  dated as of the Closing Date, issued by the Credit Enhancer to the Indenture Trustee.

         Credit Enhancer:  Financial  Guaranty  Insurance  Company,  a New York stock insurance  corporation or any successor thereto.

         Credit  Enhancer  Default:  If the  Credit  Enhancer  fails to make a payment  required  under the  Credit
Enhancement Instrument in accordance with its terms.

         Credit Repository:  Equifax, Transunion and Experian, or their successors in interest.

         Credit  Scores:  The figure  assigned  to a Home Loan that is designed  to assess the  Mortgagor's  credit history which is obtained from credit reports  provided by various credit reporting  organizations  and obtained by many lenders in connection with Home Loan applications to help assess a Mortgagor's creditworthiness.

         Custodial  Account:  The account or accounts  created and  maintained by the Master  Servicer  pursuant to
Section  3.02(b) of the Servicing  Agreement,  in which the Master  Servicer shall deposit or cause to be deposited certain amounts in respect of the Home Loans.

         Custodial  Agreement:  Any Custodial  Agreement among the Custodian,  the Indenture Trustee and the Master
Servicer relating to the custody of the Home Loans and the Related Documents.

         Custodial  File:  Any mortgage  loan document in the Mortgage File that is required to be delivered to the
Custodian pursuant to Section 2.1(c) of the Home Loan Purchase Agreement.

         Custodian:  Wells Fargo Bank, N.A., a national association, and its successors and assigns.

         Cut-off Date:  March 1, 2007.

         Cut-off Date Loan  Balance:  With respect to any Home Loan,  the unpaid  principal  balance  thereof as of the close of business on the Business Day immediately prior to the Cut-off Date.

         Default:  Any  occurrence  which is or with  notice or the lapse of time or both would  become an Event of
Default.

         Deficiency  Amount:  With respect to any class of Notes and any Payment  Date,  the sum of (i) the excess, if any, of (A) (1) the  aggregate  amount of Accrued Note Interest on such Payment Date less (2) an amount equal to any  Prepayment  Interest  Shortfalls  and Relief Act  Shortfalls  on the Home Loans during the related  Collection
Period,  over (B) the amount  available  for interest  distributions  on the Notes on that Payment Date pursuant to the Indenture,  (ii) any  Liquidation  Loss Amount,  to the extent not distributed as part of the Liquidation  Loss
Payment  Amount or covered by a reduction of the  Outstanding  Reserve  Amount and (iii) the aggregate Note Balance on the Notes on the Final  Insured  Payment  Date,  if  outstanding  after giving  effect to all other  payments of principal on such Notes on such Payment Date from all sources other than the Credit Enhancement Instrument.

         Deficient  Valuation:  With respect to any Home Loan, a valuation by a court of competent  jurisdiction of the  Mortgaged  Property  in an amount  less than the then  outstanding  indebtedness  under the Home Loan,  or any reduction  in the amount of principal to be paid in  connection  with any  scheduled  payment  that  constitutes  a permanent  forgiveness of principal,  which valuation or reduction  results from a proceeding  under the Bankruptcy
Code.

         Definitive Notes:  The meaning specified in Section 4.06 of the Indenture.

         Deleted Loan:  A Home Loan replaced or to be replaced with an Eligible Substitute Loan.

         Delinquent:  As used  herein,  a Home  Loan  is  considered  to be "30 to 59  days"  or "30 or more  days"
delinquent  when a payment due on any due date  remains  unpaid as of the close of  business on the next  following monthly due date.  Since the  determination as to whether a Home Loan falls into these categories is made as of the close of business on the last  business day of each month,  a Home Loan with a payment due on July 1 that  remained unpaid as of the close of  business  on July 31 would still be  considered  current as of July 31. If that  payment remained  unpaid as of the close of  business  on August  31, the Home Loan  would  then be  considered  30-59 days delinquent.  Delinquency  information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

         Depositor:  Residential  Funding Mortgage  Securities II, Inc., a Delaware  corporation,  or its successor in interest.

         Depository or Depository  Agency:  The Depository Trust Company or a successor  appointed by the Indenture
Trustee with the approval of the Depositor.  Any successor to the Depository  shall be an  organization  registered as a "clearing  agency"  pursuant to Section 17A of the  Exchange Act and the  regulations  of the  Securities  and
Exchange Commission thereunder.

         Depository  Participant:  A  Person  for  whom,  from  time to time,  the  Depository  effects  book-entry transfers and pledges of securities deposited with the Depository.

         Determination  Date:  With  respect to any Payment  Date,  the 20th day of the month in which such Payment
Date occurs or if such day is not a Business Day, the next succeeding Business Day.

         Due Date:  The date on which the Monthly  Payment on the related Home Loan is due in  accordance  with the terms of the related Mortgage Note.

         Eligible  Account:  An  account  that  is  any  of  the  following:   (i)  maintained  with  a  depository
institution  the short-term  debt  obligations of which have been rated by each Rating Agency in its highest rating category  available,  or (ii) an account or accounts in a depository  institution  in which such accounts are fully insured to the limits  established  by the FDIC,  provided  that any deposits not so insured  shall,  to the extent acceptable to each Rating Agency,  as evidenced in writing,  be maintained such that (as evidenced by an Opinion of
Counsel  delivered to the Indenture  Trustee and each Rating Agency) the Indenture Trustee has a claim with respect to the funds in such  account or a perfected  first  security  interest  against  any  collateral  (which  shall be limited to  Permitted  Investments)  securing  such funds that is  superior  to claims of any other  depositors  or creditors  of the  depository  institution  with which  such  account  is  maintained,  or (iii) in the case of the
Custodial  Account,  either (A) a trust account or accounts  maintained at the  corporate  trust  department of the
Indenture  Trustee or (B) an account or accounts  maintained  at the  corporate  trust  department of the Indenture
Trustee,  as long as its short term debt  obligations  are rated P-1 by Moody's  and A-1+ by  Standard & Poor's (or the  equivalent)  or better by each Rating  Agency and its long term debt  obligations  are rated A2 by Moody's and
AA- by  Standard  & Poor's  (or the  equivalent)  or  better,  by each  Rating  Agency,  or (iv) in the case of the
Custodial Account and the Payment Account,  a trust account or accounts  maintained in the corporate trust division of the  Indenture  Trustee,  or (v) an account or accounts of a depository  institution  acceptable  to each Rating
Agency (as  evidenced  in writing by each Rating  Agency that use of any such account as the  Custodial  Account or the  Payment  Account  will not reduce the rating  assigned  to any of the  Securities  by such  Rating  Agency (if determined without regard to the Credit Enhancement  Instrument) below the lower of the then-current  rating or the rating assigned to such Securities (if determined  without regard to the Credit  Enhancement  Instrument) as of the
Closing Date by such Rating Agency).

         Eligible  Substitute  Loan: A Home Loan  substituted  by the Seller for a Deleted Loan which must,  on the date of such substitution,  as confirmed in an Officers'  Certificate  delivered to the Indenture Trustee, (i) have an  outstanding  principal  balance,  after  deduction of the principal  portion of the monthly  payment due in the month of  substitution  (or in the  case of a  substitution  of more  than one Home  Loan for a  Deleted  Loan,  an aggregate  outstanding  principal  balance,  after  such  deduction),  not in excess of the  outstanding  principal balance of the Deleted Loan (the amount of any  shortfall to be  deposited by the Seller in the  Custodial  Account in the month of  substitution);  (ii) comply  with each  representation  and  warranty  (other  than a  statistical representation  or  warranty)  set forth in Section  3.1(b) of the Home Loan  Purchase  Agreement as of the date of substitution;  (iii)  have a Loan  Rate no lower  than  and not more  than 1% in  excess  of the Loan  Rate of such
Deleted  Loan;  (iv) have a Combined  Loan-to-Value  Ratio at the time of  substitution  no higher than that of the
Deleted  Loan at the time of  substitution;  (v) have,  at the time of  substitution,  a  remaining  term to stated
maturity not greater than (and not more than one year less than) that of the Deleted Loan;  (vi) be ineligible  for inclusion in a real estate mortgage  investment  conduit  ("REMIC") (a "REMIC Ineligible Loan") if the Deleted Loan
was a REMIC  Ineligible  Loan  (because  (a) the value of the real  property  securing  the Deleted Loan was not at least equal to eighty  percent of the adjusted issue price of such loan at the time of  origination,  calculated by subtracting  the amount of any liens that are  senior to such Home Loan and a  proportionate  amount of any lien of equal priority from the value of such property when the Deleted Loan was originated  and (b)  substantially  all of the  proceeds of the Deleted  Loan were not used to  acquire,  improve or protect an interest in the real  property securing  such loan and such real  property was the only  security for such Deleted  Loan);  and (vii) not be 30 or more days delinquent.

         ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

         Event of Default:  With respect to the  Indenture,  any one of the following  events  (whatever the reason for such Event of Default and whether it shall be  voluntary or  involuntary  or be effected by operation of law or pursuant to any judgment,  decree or order of any court or any order,  rule or regulation of any  administrative or governmental body):

         (i)      a default in the payment of any interest on any Note when the same  becomes due and payable,  and such default shall continue for a period of five days; or

         (ii)     a default in the payment of the  principal  of or any  installment  of the  principal of any Note when the same  becomes due and  payable  other than as a result of  Prepayment  Interest  Shortfalls  or Relief Act
Shortfalls, and such default shall continue for a period of five days; or

         (iii)    there  occurs a default in the  observance  or  performance  of any  covenant or agreement of the
Issuer made in the  Indenture,  or any  representation  or warranty of the Issuer made in the  Indenture  or in any certificate or other writing  delivered  pursuant hereto or in connection  herewith  proving to have been incorrect in any material  respect as of the time when the same shall have been made which has a material  adverse  effect on
Securityholders  or the Credit  Enhancer,  and such default shall continue or not be cured, or the  circumstance or condition in respect of which such  representation  or warranty was  incorrect  shall not have been  eliminated  or otherwise  cured,  for a period of 30 days after there shall have been given,  by registered or certified  mail, to the Issuer by the Indenture  Trustee or to the Issuer and the  Indenture  Trustee by the Holders of at least 25% of the  outstanding  Note Balance of the Notes or the Credit  Enhancer,  a written notice  specifying  such default or incorrect  representation  or warranty and  requiring it to be remedied and stating that such notice is a notice of default hereunder; or

         (iv)     there  occurs the filing of a decree or order for relief by a court  having  jurisdiction  in the premises in respect of the Issuer or any  substantial  part of the Trust  Estate in an  involuntary  case under any applicable  federal or state bankruptcy,  insolvency or other similar law now or hereafter in effect, or appointing a receiver,  liquidator,  assignee,  custodian,  trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer's  affairs,  and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

         (v)      there occurs the  commencement by the Issuer of a voluntary case under any applicable  federal or state  bankruptcy,  insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for  relief in an  involuntary  case  under any such law,  or the  consent  by the  Issuer to the appointment or taking possession by a receiver,  liquidator,  assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial  part of the assets of the Trust Estate,  or the making by the Issuer of any general  assignment  for the benefit of creditors,  or the failure by the Issuer  generally to pay its debts as such debts become due, or the taking of any action by the Issuer in furtherance of any of the foregoing.

         Event of Servicer  Termination:  With respect to the Servicing  Agreement,  a Servicing Default as defined in Section 7.01 of the Servicing Agreement.

         Exchange  Act:  The  Securities  Exchange  Act  of  1934,  as  amended,  and  the  rules  and  regulations promulgated thereunder.

         Expenses:  The meaning specified in Section 7.02 of the Trust Agreement.

         FDIC:  The Federal Deposit Insurance Corporation or any successor thereto.

         FHLMC:  The Federal Home Loan Mortgage Corporation, or any successor thereto.

         Final Insured Payment Date:  The Payment Date in March 2037.

         FNMA:  The Federal National Mortgage Association, or any successor thereto.

         Foreclosure  Profit:  With respect to a Liquidated  Home Loan, the excess,  if any, of (x) Net Liquidation
Proceeds  over (y) the sum of (a) the Loan  Balance  of the  related  Home  Loan  immediately  prior to the date it became a Liquidated  Home Loan,  less any Net Liquidation  Proceeds  previously  received with respect to such Home
Loan and applied as a recovery of  principal,  and (b) accrued and unpaid  interest on the related Home Loan at the
Net Loan Rate through the date of receipt of the proceeds.

         Form 10-K Certification:  As defined in Section 4.04(b) of the Servicing Agreement.

         Grant: Pledge, bargain, sell, warrant,  alienate,  remise, release, convey, assign, transfer,  create, and grant a lien upon and a security interest in and right of set-off against,  deposit,  set over and confirm pursuant to the  Indenture.  A Grant of the  Collateral or of any other  agreement or  instrument  shall include all rights, powers and options (but none of the  obligations)  of the granting  party  thereunder,  including the immediate and continuing  right to claim for,  collect,  receive and give receipt for principal and interest  payments in respect of such  collateral or other agreement or instrument and all other moneys payable  thereunder,  to give and receive notices and other  communications,  to make waivers or other  agreements,  to exercise  all rights and options,  to bring  proceedings  in the name of the granting party or otherwise,  and generally to do and receive  anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

         Holder:  Any of the Noteholders or Certificateholders.

         Homeownership Act:  The Home Ownership Protection Act of 1994.

         Home Loans:  At any time,  the Home Loans that have been sold by the Seller  under the Home Loan  Purchase
Agreement, together with the Related Documents, and that remain subject to the terms thereof.

         Home Loan Purchase  Agreement:  The Home Loan Purchase  Agreement,  between the Seller, as seller, and the
Depositor, as purchaser, with respect to the Home Loans, dated as of the Cut-off Date.

         Home Loan  Schedule:  The initial  schedule of Home Loans as of the Cut-off Date set forth in Exhibit A of the Servicing Agreement, which schedule sets forth as to each Home Loan, among other things:

         (i)      the Home Loan identifying number ("RFC LOAN #");

         (ii)     the state, city and zip code of the Mortgaged Property;

         (iii)    the maturity of the Mortgage Note ("MATURITY DATE");

         (iv)     the Loan Rate ("CUR RATE");

         (v)      the Principal Balance at origination ("ORG AMT");

         (vi)     the type of property securing the Mortgage Note ("PROPERTY TYPE");

         (vii)    the appraised value ("APPRSL");

         (viii)   the initial scheduled monthly payment of principal, if any, and interest ("ORIGINAL P & I");

         (ix)     the Cut-off Date Loan Balance ("CUT-OFF BAL");

         (x)      the Combined Loan-to-Value Ratio at origination ("CLTV");

         (xi)     the date of the Mortgage Note ("NOTE DATE");

         (xii)    the original term to maturity of the Home Loan ("ORIGINAL TERM");

         (xiii)   under the column "OCCP CODE," a code  indicating  whether the Home Loan is secured by a non-owner occupied residence;

         (xiv)    the Principal Balance of any Home Loan senior thereto ("SR BAL");

         (xv)     the Credit Score ("CR SCORE");

         (xvi)    the debt to income ratio ("DTI");

         (xvii)   product code ("PRODUCT CODE");

         (xviii)  loan purpose ("PURPOSE");

         (xix)    the lien position of the related Mortgage ("LIEN");

         (xx)     the Subservicer loan number (SERVICER LOAN #); and

         (xxi)    the remaining term of the Home Loan (REMAINING TERM).

         Such  schedule  may  consist  of  multiple  reports  that  collectively  set forth all of the  information required.

         Indemnified Party:  The meaning specified in Section 7.02 of the Trust Agreement.

         Indenture:  The indenture  dated as of the Closing Date between the Issuer,  as debtor,  and the Indenture
Trustee, as indenture trustee.

         Indenture  Trustee:  LaSalle Bank National  Association,  and its  successors and assigns or any successor indenture trustee appointed pursuant to the terms of the Indenture.

         Indenture Trustee Information:  As specified in Section 9.05(a)(i)(A) of the Servicing Agreement.

         Independent:  When used with respect to any specified  Person,  the Person (i) is in fact  independent  of the Issuer,  any other obligor on the Notes, the Seller,  the Issuer, the Depositor and any Affiliate of any of the
foregoing  Persons,  (ii) does not have any direct  financial or any material  indirect  financial  interest in the
Issuer,  any such other  obligor,  the Seller,  the Issuer,  the Depositor or any Affiliate of any of the foregoing
Persons and (iii) is not connected with the Issuer,  any such other obligor,  the Seller, the Issuer, the Depositor or any  Affiliate  of any of the  foregoing  Persons  as an  officer,  employee,  promoter,  underwriter,  trustee, partner, director or person performing similar functions.

         Independent  Certificate:  A  certificate  or opinion to be delivered to the  Indenture  Trustee under the circumstances  described in, and otherwise  complying  with,  the applicable  requirements  of Section 10.01 of the
Indenture,  made by an  Independent  appraiser or other expert  appointed by an Issuer  Request and approved by the
Indenture  Trustee in the exercise of reasonable care, and such opinion or certificate  shall state that the signer has read the definition of  "Independent"  in this Indenture and that the signer is Independent  within the meaning thereof.

         Initial  Certificate:  The Home Loan-Backed  Certificates,  Series  2007-HI1,  issued on the Closing Date, each evidencing undivided beneficial interests in the Issuer and executed by the Owner Trustee.

         Initial  Note  Balance:  With respect to the Class A-1 Notes,  $97,701,000,  with respect to the Class A-2
Notes,  $26,745,000,  with  respect to the Class A-3 Notes,  $51,770,000  and with  respect to the Class A-4 Notes,
$78,740,000.

         Insolvency Event:  With respect to a specified  Person,  (a) the filing of a decree or order for relief by a court having  jurisdiction in the premises in respect of such Person or any  substantial  part of its property in an involuntary  case under any applicable  bankruptcy,  insolvency or other similar law now or hereafter in effect, or appointing a receiver,  liquidator,  assignee,  custodian,  trustee,  sequestrator or similar  official for such
Person or for any  substantial  part of its property,  or ordering the  winding-up or  liquidation of such Person's affairs,  and such decree or order shall remain unstayed and in effect for a period of 60 consecutive  days; or (b)
the  commencement by such Person of a voluntary case under any applicable  bankruptcy,  insolvency or other similar law now or  hereafter  in  effect,  or the  consent  by such  Person  to the  entry of an order  for  relief  in an involuntary  case under any such law, or the consent by such Person to the  appointment of or taking  possession by a receiver,  liquidator,  assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial  part of its  property,  or the making by such  Person of any  general  assignment  for the  benefit of creditors,  or the failure by such Person  generally to pay its debts as such debts become due or the  admission by such Person in writing (as to which the Indenture  Trustee  shall have written  notice) of its inability to pay its debts  generally,  or the  adoption by the Board of  Directors  or managing  member of such Person of a  resolution which authorizes action by such Person in furtherance of any of the foregoing.

         Insurance  Agreement:  The Insurance and Indemnity  Agreement dated as of March 30, 2007, among the Master
Servicer,  the Depositor,  the Issuer, the Indenture Trustee and the Credit Enhancer,  including any amendments and supplements thereto.

         Insured  Payment:  With respect to (a) any Payment  Date,  the sum of (i) any  Deficiency  Amount and (ii)
any Preference Amount and (b) any other date, any Preference Amount.

         Insurance  Proceeds:  Proceeds  paid by any  insurer  (other  than the Credit  Enhancer)  pursuant  to any insurance  policy  covering a Home Loan which are  required  to be  remitted  to the  Master  Servicer,  or amounts required to be paid by the Master  Servicer  pursuant to the next to last sentence of Section 3.04 of the Servicing
Agreement,  net of any component  thereof (i) covering any expenses incurred by or on behalf of the Master Servicer in connection  with  obtaining  such  proceeds,  (ii) that is applied to the  restoration  or repair of the related
Mortgaged  Property,  (iii) released to the Mortgagor in accordance  with the Master  Servicer's  normal  servicing procedures or (iv) required to be paid to any holder of a mortgage senior to such Home Loan.

         Interest  Accrual  Period:  With  respect to (i) the Class A-1 Notes (a) as to the  Payment  Date in April
2007,  the period  commencing  on the Closing Date and ending on the day  preceding the Payment Date in April 2007, and (b) as to any Payment Date after the Payment Date in April 2007,  the period  commencing on the Payment Date in the month  immediately  preceding the month in which that Payment Date occurs and ending on the day preceding  that
Payment  Date and (ii) each class of Notes,  other than the Class A-1 Notes,  and any Payment  Date,  the  calendar month preceding the month in which the related Payment Date occurs.

         Interest  Collections:  With  respect  to any  Payment  Date,  the sum of (i)  the  portion  allocable  to interest  of all  scheduled  monthly  payments on the Home Loans  received  during the  related  Collection  Period reduced by the Administrative  Fees for such Collection  Period,  (ii) the portion allocable to interest of all Net
Liquidation  Proceeds  and  proceeds  from  repurchases  of,  and some  amounts  received  in  connection  with any substitutions  for, the related  Home Loans,  received or deemed  received  during the related  Collection  Period, reduced by any related  Administrative  Fees for that  Collection  Period,  (iii) the interest  portion of the cash purchase  price paid in  connection  with any optional  purchase of the Home Loans by the Master  Servicer and (iv)
any  proceeds  and  recoveries  received  during the  related  Collection  Period on a Home Loan after it becomes a
Liquidated  Home Loan allocated to Interest  Collections  in accordance  with the last paragraph of Section 3.07 of the Servicing Agreement, reduced by the Administrative Fees for such Collection Period.

         Issuer or Trust:  The Home Loan Trust 2007-HI1, a Delaware statutory trust, or its successor in interest.

         Issuer  Request:  A  written  order  or  request  signed  in the  name  of the  Issuer  by any  one of its
Authorized Officers and delivered to the Indenture Trustee.

         LIBOR:  For any  Interest  Accrual  Period  other than the first  Interest  Accrual  Period,  the rate for
United States dollar  deposits for one month which appears on the Dow Jones  Telerate  Screen Page 3750 as of 11:00
A.M.,  London,  England  time,  on the second LIBOR  Business Day prior to the first day of such  Interest  Accrual
Period.  With respect to the first  Interest  Accrual  Period,  the rate for United States dollar  deposits for one month which appears on the Dow Jones Telerate  Screen Page 3750 as of 11:00 A.M.,  London,  England time, two LIBOR
Business  Days  prior to the  Closing  Date.  If such rate does not  appear on such page (or such other page as may replace that page on that  service,  or if such service is no longer  offered,  such other  service for  displaying
LIBOR or comparable  rates as may be  reasonably  selected by the Indenture  Trustee  after  consultation  with the
Master  Servicer and the Credit  Enhancer),  the rate will be the Reference Bank Rate. If no such quotations can be obtained and no Reference Bank Rate is available, LIBOR will be LIBOR applicable to the preceding Payment Date.

         LIBOR  Business  Day:  Any day  other  than  (i) a  Saturday  or a Sunday  or (ii) a day on which  banking institutions in the city of London, England are required or authorized by law to be closed.

         Lien:  Any  mortgage,  deed  of  trust,  pledge,  conveyance,  hypothecation,  assignment,  participation, deposit  arrangement,  encumbrance,  lien  (statutory or other),  preference,  priority  right or interest or other security agreement or preferential  arrangement of any kind or nature whatsoever,  including,  without  limitation, any  conditional  sale or other title  retention  agreement,  any  financing  lease having  substantially  the same economic  effect as any of the foregoing and the filing of any  financing  statement  under the UCC (other than any such financing  statement filed for informational  purposes only) or comparable law of any jurisdiction to evidence any of the foregoing;  provided,  however,  that any assignment pursuant to Section 6.02 of the Servicing Agreement shall not be deemed to constitute a Lien.

         Liquidated  Home Loan: As to any Payment  Date,  any Home Loan which the Master  Servicer has  determined, based on the servicing procedures  specified in the Servicing Agreement,  as of the end of the preceding Collection
Period,  that all  Liquidation  Proceeds  which it expects to recover in  connection  with the  disposition  of the related Mortgaged Property have been recovered.  In addition,  the Master Servicer will treat any Home Loan that is
180 days or more delinquent as having been finally liquidated.

         Liquidation  Expenses:  Out-of-pocket  expenses (exclusive of overhead) which are incurred by or on behalf of the Master  Servicer in connection  with the  liquidation of any Home Loan and not recovered under any insurance policy, such expenses  including,  without  limitation,  legal fees and expenses,  any unreimbursed amount expended
(including,  without  limitation,  amounts  advanced  to correct  defaults on any loan which is senior to such Home
Loan and  amounts  advanced  to keep  current  or pay off a loan that is senior to such Home Loan)  respecting  the related Home Loan and any related and  unreimbursed  expenditures  for real estate  property  taxes or for property acquisition, restoration, preservation or disposition, or insurance against casualty loss or damage.

         Liquidation  Loss  Amount:  With  respect to any Payment  Date and any Home Loan that became a  Liquidated
Home Loan during the related  Collection  Period,  the  unrecovered  portion of the related Loan Balance thereof at the end of such  Collection  Period,  after giving  effect to the Net  Liquidation  Proceeds  applied to reduce the related  Loan  Balance.  In  addition,  as to any Home Loan for which the  principal  balance  has been  reduced in connection with bankruptcy proceedings, the amount of the reduction will be treated as a Liquidation Loss Amount.

         Liquidation  Loss Payment Amount:  As to any Payment Date, an amount equal to the lesser of (i) the amount available for payment of the  Liquidation  Loss Payment Amount for that Payment Date, as provided in clause (iv) of
Section  3.05(a) of the  Indenture  and (ii) the sum of (a) 100% of the  Liquidation  Loss Amounts  incurred on the related Home Loans during the related  Collection  Period and (b) any  Liquidation  Loss Amounts  remaining  unpaid from any preceding  Collection  Period,  to the extent not reflected on such preceding  Payment Date by a reduction of the Outstanding Reserve Amount.

         Liquidation  Proceeds:  Proceeds  (including  Insurance Proceeds but not including amounts drawn under the
Credit  Enhancement  Instrument)  if any received in connection  with the  liquidation  of any Home Loan or related
REO,  whether  through  trustee's  sale,  foreclosure  sale,  the  exercise  of the  power  of  eminent  domain  or condemnation or otherwise.

         Loan Balance:  With respect to any Home Loan,  other than a Liquidated  Home Loan,  and as of any day, the related  Cut-off Date Loan Balance,  minus all  collections in respect of principal in accordance  with the related
Mortgage Note and applied in reduction of the Loan Balance thereof.  For purposes of this definition,  a Liquidated
Home Loan shall be deemed to have a Loan Balance equal to zero.

         Loan Rate or  Mortgage  Rate:  With  respect to any Home Loan and any day,  the per annum rate of interest set forth in the related Mortgage Note.

         Lost  Note  Affidavit:  With  respect  to any Home Loan as to which the  original  Mortgage  Note has been permanently  lost or  destroyed  and has not been  replaced,  an  affidavit  from the  Seller  certifying  that the original Mortgage Note has been lost, misplaced or destroyed (together with a copy of the related Mortgage Note).

         Master  Servicer:  Residential  Funding  Company,  LLC,  a Delaware  limited  liability  company,  and its successors and assigns.

         Master Servicer Extension Notice:  The meaning specified in Section 7.04(d) of the Servicing Agreement.

         MERS:  Mortgage  Electronic  Registration  Systems,  Inc., a corporation  organized and existing under the laws of the State of Delaware, or any successor thereto.

         MERS(R)System:  The system of recording transfers of Mortgages electronically maintained by MERS.

         MIN:  The Mortgage Identification Number for Home Loans registered with MERS on the MERS(R)System.

         MOM Loan:  With  respect to any Home  Loan,  MERS  acting as the  mortgagee  of such Home Loan,  solely as nominee for the originator of such Home Loan and its successors and assigns, at the origination thereof.

         Monthly  Payment:  With  respect  to any Home Loan  (including  any REO  Property)  and any Due Date,  the payment of principal and interest due thereon in accordance with the  amortization  schedule at the time applicable thereto (after adjustment,  if any, for partial  prepayments and for Deficient  Valuations  occurring prior to such
Due Date but  before  any  adjustment  to such  amortization  schedule  by reason of any  bankruptcy,  other than a
Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period).

         Moody's:  Moody's Investors Service, Inc. or its successor in interest.

         Mortgage:  The mortgage,  deed of trust or other  instrument  creating a first or second lien on an estate in fee simple or leasehold interest in real property securing a Home Loan.

         Mortgage File:  The file  containing the Related  Documents  pertaining to a particular  Home Loan and any additional  documents  required to be added to the Mortgage File  pursuant to the Home Loan  Purchase  Agreement or the Servicing Agreement.

         Mortgage  Note:  With respect to a Home Loan,  the mortgage note  pursuant to which the related  mortgagor agrees to pay the indebtedness evidenced thereby and secured by the related Mortgage as modified or amended.

         Mortgaged Property:  The underlying property,  including real property and improvements thereon,  securing a Home Loan.

         Mortgagor:  The obligor or obligors under a Mortgage Note.

         Net Liquidation  Proceeds:  As to any Liquidated  Home Loan, the proceeds,  including  Insurance  Proceeds but excluding amounts drawn on the Credit  Enhancement  Instrument,  received in connection with the liquidation of the Home Loan,  whether through trustee's sale,  foreclosure sale or otherwise,  reduced by related  expenses,  but not  including the portion,  if any, of the proceeds that exceed the principal  balance of the Home Loan at the end of the Collection  Period  immediately  preceding the Collection  Period in which the Home Loan became a Liquidated
Home Loan.

         Net  Loan  Rate:  With  respect  to any  Home  Loan and any date of  determination,  a per  annum  rate of interest  equal to the then  applicable  Loan Rate for such Home Loan minus the  Servicing Fee Rate and the Premium
Percentage.

         Note Balance:  With respect to any Payment Date and any Class of Notes,  the Initial Note Balance  thereof reduced by all payments of the Principal Payment Amount thereon prior to and as of such Payment Date.

         Note Owner:  The Beneficial Owner of a Note.

         Note  Rate:  With  respect  to (i) the Class A-1  Notes,  will be the  lesser of (a) LIBOR  plus 0.13% per annum and (b)  9.000%  per  annum;  and (ii) the  Class A-2  Notes,  Class A-3  Notes,  and Class A-4 Notes and any
Interest Accrual Period, 5.64%, 5.72% and 5.93% per annum,  respectively;  provided,  that on the Step-Up Date, the
Note Rate on the Class A-4 Notes shall increase by 0.50% per annum.

         Note Register:  The register  maintained by the Note  Registrar in which the Note Registrar  shall provide for the registration of Notes and of transfers and exchanges of Notes.

         Note Registrar:   The Indenture Trustee, in its capacity as Note Registrar.

         Noteholder:  The Person in whose name a Note is registered  in the Note  Register,  except that,  any Note registered  in the name of the  Depositor,  the Issuer or the  Indenture  Trustee or any  Affiliate  of any of them shall be deemed not to be outstanding  and the registered  holder will not be considered a Noteholder or holder for purposes of giving any request,  demand,  authorization,  direction,  notice, consent or waiver under the Indenture or the Trust Agreement  provided that, in determining  whether the Indenture  Trustee shall be protected in relying upon any such request, demand,  authorization,  direction, notice, consent or waiver, only Notes that the Indenture
Trustee or the Owner Trustee knows to be so owned shall be so  disregarded.  Owners of Notes that have been pledged in good faith may be regarded as Holders if the pledgee  establishes to the  satisfaction of the Indenture  Trustee or the Owner  Trustee  the  pledgee's  right so to act with  respect to such Notes and that the  pledgee is not the
Issuer,  any other  obligor upon the Notes or any  Affiliate of any of the  foregoing  Persons.  Any Notes on which payments are made under the Credit  Enhancement  Instrument shall be deemed  Outstanding  until the Credit Enhancer has been  reimbursed  with respect  thereto and the Credit  Enhancer shall be deemed the Noteholder  thereof to the extent of such unreimbursed payment.

         Notes:  Any one of the Class A-1,  Class A-2,  Class A-3 or Class A-4 Notes issued and  outstanding at any time pursuant to the Indenture.

         Officer's  Certificate:  With  respect to the Master  Servicer,  a  certificate  signed by the  President,
Managing  Director,  a Director,  a Vice  President  or an Assistant  Vice  President,  of the Master  Servicer and
delivered to the Indenture  Trustee.  With respect to the Issuer, a certificate signed by any Authorized Officer of the Issuer,  under the  circumstances  described in, and otherwise  complying with, the applicable  requirements of
Section 10.01 of the Indenture,  and delivered to the Indenture Trustee. Unless otherwise specified,  any reference in the Indenture to an Officer's  Certificate  shall be to an Officer's  Certificate of any  Authorized  Officer of
the Issuer.

         Opinion of Counsel:  A written  opinion of counsel.  Any Opinion of Counsel for the Master Servicer may be
provided by in-house  counsel for the Master  Servicer if  reasonably  acceptable  to the  Indenture  Trustee,  the
Credit Enhancer and the Rating Agencies or counsel for the Depositor, as the case may be.

         Optional  Redemption:  The right of the Master  Servicer to purchase the Home Loans on any Payment Date on which the  aggregate  Principal  Balance of the Home Loans as of the end of the related  Collection  Period is less than 10% of the Cut-off Date Balance, pursuant to Section 8.08 of the Servicing Agreement.

         Original  Trust  Agreement:  The Trust  Agreement,  dated as of March 19, 2007,  between the Owner Trustee and the Depositor.

         Outstanding:  With  respect  to  the  Notes,  as of the  date  of  determination,  all  Notes  theretofore executed, authenticated and delivered under this Indenture except:

         (i)      Notes  theretofore  cancelled by the Note  Registrar or  delivered to the  Indenture  Trustee for cancellation; and

         (ii)     Notes in  exchange  for or in lieu of which  other Notes have been  executed,  authenticated  and delivered  pursuant to the Indenture unless proof  satisfactory to the Indenture Trustee is presented that any such
Notes are held by a holder in due course;

provided,  however,  that for purposes of effectuating  the Credit  Enhancer's right of subrogation as set forth in
Section  4.12 of the  Indenture  only,  all  Notes  that  have  been paid  with  funds  provided  under the  Credit
Enhancement  Instrument  shall be deemed to be  Outstanding  until the Credit  Enhancer  has been  reimbursed  with respect thereto.

         Outstanding  Reserve  Amount:  With  respect to any Payment  Date,  the amount,  if any, by which the Pool
Balance after applying  payments  received in the related  Collection  Period exceeds the aggregate Note Balance of the Notes on such Payment  Date,  after  application  of Principal  Collections  and the  Liquidation  Loss Payment
Amounts for that Payment  Date.  The  Outstanding  Reserve  Amount will be increased  by  distributions  of Reserve
Increase  Amount,  if any, to the Notes.  As of the Closing Date, the  Outstanding  Reserve Amount will be equal to approximately  1.00% of the aggregate unpaid  principal  balance of the Home Loans on the Business Day prior to the
Cut-off Date.

         Owner Trust Estate:  The meaning specified in Section 2.05 of the Trust Agreement.

         Owner  Trustee:  Wilmington  Trust Company not in its  individual  capacity but solely as Owner Trustee of the Trust,  and its successors and assigns or any successor  owner trustee  appointed  pursuant to the terms of the
Trust Agreement.

         Owner Trustee Information:  As specified in Section 11.04(a)(i)(A) of the Trust Agreement.

         Paying Agent:  Any paying agent or co-paying  agent  appointed  pursuant to Section 3.03 of the Indenture, which initially shall be the Indenture Trustee.

         Payment  Account:  The account  established  by the  Indenture  Trustee  pursuant  to Section  8.02 of the
Indenture and Section 5.01 of the Servicing  Agreement.  Amounts  deposited in the Payment  Account will be paid by the Indenture Trustee in accordance with Section 3.05 of the Indenture.

         Payment  Date:  The 25th day of each month,  or if such day is not a Business  Day, then the next Business
Day.

         Percentage  Interest:  With respect to any Note and any date of determination,  the percentage obtained by dividing the Note Balance of such Note, by the aggregate of the Note Balances of all Notes of the same Class.

         Permitted Investments:  One or more of the following:

         (i)      obligations  of or  guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

         (ii)     repurchase  agreements  on  obligations  specified in clause (i) maturing not more than one month from the date of acquisition thereof,  provided that the unsecured  obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating category available;

         (iii)    federal funds,  certificates of deposit,  demand deposits, time deposits and bankers' acceptances
(which  shall each have an original  maturity  of not more than 90 days and,  in the case of bankers'  acceptances, shall in no event have an original  maturity  of more than 365 days or a  remaining  maturity of more than 30 days)
denominated in United States dollars of any U.S.  depository  institution or trust company  incorporated  under the laws of the United States or any state thereof or of any domestic  branch of a foreign  depository  institution  or trust  company;  provided that the debt  obligations  of such  depository  institution or trust company (or, if the only Rating  Agency is Standard & Poor's,  in the case of the  principal  depository  institution  in a  depository institution  holding  company,  debt  obligations of the  depository  institution  holding  company) at the date of acquisition  thereof have been rated by each Rating Agency in its highest  short-term  rating  category  available;
and provided  further that,  if the only Rating Agency is Standard & Poor's and if the  depository or trust company is a  principal  subsidiary  of a bank  holding  company  and  the  debt  obligations  of such  subsidiary  are not separately rated, the applicable  rating shall be that of the bank holding company;  and, provided further that, if the original maturity of such short-term  obligations of a domestic branch of a foreign  depository  institution or trust  company  shall  exceed  30 days,  the  short-term  rating of such  institution  shall be A-1+ in the case of
Standard & Poor's if Standard & Poor's is the Rating Agency;

         (iv)     commercial  paper  (having  original  maturities  of not more than 365  days) of any  corporation incorporated  under the laws of the United States or any state thereof  which on the date of  acquisition  has been rated by each Rating Agency in its highest  short-term  rating  category  available;  provided that such commercial paper shall have a remaining maturity of not more than 30 days;

         (v)      a money  market fund or a qualified  investment  fund rated by each Rating  Agency in its highest long-term rating category available; and

         (vi)     other  obligations  or  securities  that are  acceptable  to each Rating  Agency as an  Permitted
Investment  hereunder  and will not reduce the rating  assigned to any  Securities  by such Rating Agency below the lower of the  then-current  rating or the rating  assigned to such Securities as of the Closing Date by such Rating
Agency,  and which are  acceptable  to the Credit  Enhancer,  as evidenced in writing,  provided that if the Master
Servicer or any other Person  controlled by the Master  Servicer is the issuer or the obligor of any  obligation or security  described in this clause (vi) such  obligation  or security  must have an interest  rate or yield that is fixed or is variable  based on an objective  index that is not affected by the rate or amount of losses on the Home
Loans;

provided,  however,  that no instrument shall be a Permitted  Investment if it represents,  either (1) the right to receive only interest  payments  with respect to the  underlying  debt  instrument or (2) the right to receive both principal  and interest  payments  derived from  obligations  underlying  such  instrument  and the  principal  and interest  payments with respect to such  instrument  provide a yield to maturity  greater than 120% of the yield to maturity at par of such  underlying  obligations  References  herein to the highest  rating  available on unsecured long-term  debt shall mean AAA in the case of  Standard & Poor's  and Aaa in the case of  Moody's,  and  references herein to the highest rating available on unsecured  commercial  paper and short-term debt  obligations  shall mean
A-1+ in the case of Standard & Poor's and P-1 in the case of Moody's.  Any Permitted  Investment  may be held by or through the Indenture Trustee and its Affiliates.

         Person:  Any  legal  individual,  corporation,   partnership,  joint  venture,  association,   joint-stock
company,  limited liability company,  trust,  unincorporated  organization or government or any agency or political subdivision thereof.

         Pool  Balance:  With respect to any date,  the aggregate of the Loan Balances of all Home Loans as of such date.

         Predecessor  Note:  With respect to any particular  Note,  every previous Note evidencing all or a portion of the same debt as that  evidenced by such  particular  Note;  and, for the purpose of this  definition,  any Note authenticated and delivered under Section 4.03 of the Indenture in lieu of a mutilated,  lost,  destroyed or stolen
Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

         Preference  Amount:  Any amount  previously  paid to a  Noteholder  that is  recoverable  and sought to be recovered as a voidable  preference by a trustee in bankruptcy court pursuant to the United States  Bankruptcy Code
(11 U.S.C.),  as amended from time to time, in accordance with a final  non-appealable  order of a court exercising proper jurisdiction in an insolvency proceeding.

         Premium:  The amount of premium due to the Credit  Enhancer in accordance  with the terms of the Insurance
Agreement.

         Premium Percentage:  As set forth in the Insurance Agreement.

         Prepayment  Assumption:  A 100% Prepayment  Assumption used solely for determining the accrual of original issue  discount,  market  discount  and  premium,  if any, on the Notes for  federal  income tax  purposes.  A 100%
Prepayment  Assumption  assumes a constant  prepayment  rate of 5% per annum for the first month,  increasing  each month by an  additional  20%/14  until the  fifteenth  month.  Beginning in the  fifteenth  month and in each month thereafter during the life of the Home Loans, a 100% Prepayment  Assumption  assumes a constant  prepayment rate of
25% per annum each month.

         Prepayment  Interest  Shortfall:  With respect to any Payment Date,  the aggregate  shortfall,  if any, in collections  of interest,  adjusted to the related Net Loan Rate,  resulting from borrower  prepayments  during the related  Collection  Period.  These shortfalls will not be covered by the Master  Servicer,  the Credit Enhancer or any other person.

         Principal  Collection  Payment Amount:  As to any Payment Date, the total Principal  Collections  (reduced by any portion used to pay interest on the Notes) for such Payment  Date;  provided,  however,  on any Payment Date as to which the  Outstanding  Reserve Amount that would result  without regard to this proviso  exceeds the Reserve
Amount  Target,  the Principal  Collection  Payment  Amount will be reduced by the amount not less than zero by the amount of the excess until the Outstanding Reserve Amount equals the Reserve Amount Target.

         Principal Collections:  As to any Payment Date, an amount equal to the sum of:

         (i)      the  principal  portion of all  scheduled  Monthly  Payments on the related  Home Loans  received during the related Collection Period;

         (ii)     the principal  portion of all proceeds of the  repurchase of any Home Loans (or, in the case of a substitution,  any  Substitution  Adjustment  Amounts) as required by the Servicing  Agreement  received during the related  Collection  Period and the  principal  portion of the cash  purchase  price  paid in  connection  with any optional purchase of the Home Loans by the Master Servicer; and
         (iii)    the  principal  portion of all other  unscheduled  collections  received on the Home Loans during the related Collection Period (or deemed to be received during the related Collection Period)  (including,  without limitation,  full and partial Principal Prepayments made by the respective  Mortgagors,  Insurance Proceeds and Net
Liquidation Proceeds), to the extent not previously paid;

provided,  however,  that  Principal  Collections  shall be reduced by any  amounts  withdrawn  from the  Custodial
Account pursuant to Section 3.03(ii), (v), (vi) and (vii) of the Servicing Agreement.

         Principal  Prepayment:  Any payment of  principal  made by the  Mortgagor on a Home Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest  representing  scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

         Proceeding:  Any suit in equity, action at law or other judicial or administrative proceeding.

         Program Guide:  Together, the Seller's Seller Guide and Servicing Guide, as in effect from time to time.

         Prospectus Supplement:  The prospectus  supplement,  dated March 27, 2007, relating to the issuance of the
Home Loan-Backed Notes, Series 2007-HI1.

         Purchase Price:  The meaning specified in Section 2.2(a) of the Home Loan Purchase Agreement.

         Purchaser:   Residential  Funding  Mortgage  Securities  II,  Inc.,  a  Delaware   corporation,   and  its
successors and assigns.

         Qualified  Insurer:  A mortgage  guaranty  insurance  company duly qualified as such under the laws of the state of its principal  place of business and each state having  jurisdiction  over such insurer in connection with the insurance  policy issued by such insurer,  duly  authorized  and licensed in such states to transact a mortgage guaranty  insurance  business in such states and to write the insurance  provided by the insurance policy issued by it, approved as an insurer by the Master Servicer and as a FNMA-approved mortgage insurer.

         Rating Agency: Any nationally  recognized  statistical rating organization,  or its successor,  that rated the  Securities  at the request of the  Depositor  at the time of the initial  issuance  of the  Securities,  which initially  shall be Moody's or Standard & Poor's.  If such  organization  or a successor is no longer in existence,
"Rating Agency" shall be such nationally  recognized  statistical rating organization,  or other comparable Person, designated  by the  Depositor,  notice of which  designation  shall be given to the Indenture  Trustee.  References herein to the highest  short term  unsecured  rating  category of a Rating  Agency  shall mean A-1 or better in the case of  Standard  & Poor's  and P-1 or better in the case of Moody's  and in the case of any other  Rating  Agency shall mean such equivalent  ratings.  References herein to the highest long-term rating category of a Rating Agency shall  mean "AAA" in the case of  Standard  & Poor's and "Aaa" in the case of Moody's  and in the case of any other
Rating Agency, such equivalent rating.

         Record Date:  With respect to the Class A-1 Notes and any Payment  Date,  the Business Day next  preceding such  Payment  Date and with  respect to the Notes  (other than the Class A-1 Notes) and the  Certificates  and any
Payment Date, the last Business Day of the month preceding the month of such Payment Date.

         Reference  Bank Rate:  With  respect to any Interest  Accrual  Period,  as follows:  the  arithmetic  mean
(rounded upwards,  if necessary,  to the nearest one sixteenth of a percent) of the offered rates for United States dollar deposits for one month which are offered by the Reference Banks as of 11:00 A.M.,  London,  England time, on the second LIBOR  Business Day prior to the first day of such Interest  Accrual Period to prime banks in the London interbank  market  for a period of one month in  amounts  approximately  equal to the sum of the  outstanding  Note
Balance of the Class A-1 Notes;  provided that at least two such  Reference  Banks provide such rate. If fewer than two offered rates appear,  the Reference Bank Rate will be the  arithmetic  mean of the rates quoted by one or more major banks in New York City,  selected by the Indenture  Trustee after  consultation  with the Master Servicer and the Credit  Enhancer,  as of 11:00 a.m., New York time, on such date for loans in U.S.  Dollars to leading European
Banks for a period of one month in  amounts  approximately  equal to the  aggregate  Note  Balance of the Class A-1
Notes.  If no such quotations can be obtained,  the Reference Bank Rate shall be LIBOR  applicable to the preceding
Payment Date;  provided however,  that if, under the priorities  indicated above, LIBOR for a Payment Date would be based on LIBOR for the previous Payment Date for the third  consecutive  Payment Date, the Indenture  Trustee shall select an  alternative  comparable  index over which the  Indenture  Trustee has no control,  used for  determining one-month  Eurodollar  lending rates that is calculated and published or otherwise made available by an independent party.

         Reference Banks:  Barclays Bank PLC, Credit Suisse and Abbey National PLC.

         Registered  Holder:  The Person in whose name a Note is registered in the Note Register on the  applicable
Record Date.

         Regulation   AB:   Subpart   229.1100   -   Asset   Backed   Securities   (Regulation   AB),   17   C.F.R.
ss.ss.229.1100-229.1123,  as  such  may  be  amended  from  time  to  time,  and  subject  to  such  clarification  and interpretation  as  have  been  provided  by the  Commission  in the  adopting  release  (Asset-Backed  Securities,
Securities  Act  Release  No.  33-8518,  70 Fed.  Reg.  1,506,  1,631  (January  7,  2005))  or by the staff of the
Commission, or as may be provided by the Commission or its staff from time to time.

         Related  Documents:  With respect to each Home Loan,  the  documents  specified  in Section  2.1(c) of the
Home Loan Purchase  Agreement and any documents  required to be added to such  documents  pursuant to the Home Loan
Purchase Agreement, the Trust Agreement or the Servicing Agreement.

         Release Agreement:  A Release Agreement as defined in Section 3.05 of the Servicing Agreement.

         Relief Act Shortfall:  With respect to any Payment Date, the aggregate  shortfall,  if any, in collections of interest,  as a result of the  application  of the  Servicemembers  Civil Relief Act or similar  legislation  or regulations.  These  shortfalls  will reduce the amount of Interest  Collections  on the Home Loans and will not be amounts paid by the Master Servicer, the Credit Enhancer or any other person.

         REO:  A  Mortgaged  Property  that  is  acquired  by the  Issuer  in  foreclosure  or by  deed  in lieu of foreclosure.

         Repurchase  Event:  With respect to any Home Loan, one of the following:  (i) a discovery  that, as of the
Closing Date, the related Mortgage was not a valid lien on the related  Mortgaged  Property subject only to (A) the lien of any  prior  mortgage  indicated  on the  Home  Loan  Schedule,  (B) the  lien of real  property  taxes  and assessments not yet due and payable,  (C) covenants,  conditions,  and restrictions,  rights of way,  easements and other  matters of public  record as of the date of recording  of such  Mortgage  and such other  permissible  title exceptions as are listed in the Program Guide and (D) other matters to which like  properties are commonly  subject which do not materially  adversely  affect the value,  use,  enjoyment or  marketability  of the related  Mortgaged
Property,  or (ii)  with  respect  to any Home Loan as to which  the  Seller  delivers  a Lost  Note  Affidavit,  a subsequent  default on such Home Loan if the  enforcement  thereof or of the  related  Mortgage is  materially  and adversely affected by the absence of the original Mortgage Note.

         Repurchase  Price:  With respect to any Home Loan required to be  repurchased  on any date pursuant to the
Home Loan Purchase  Agreement or purchased by the Master Servicer  pursuant to the Servicing  Agreement,  an amount equal to the sum of (i) 100% of the Loan Balance thereof  (without  reduction for any amounts charged off) and (ii)
unpaid  accrued  interest  at the Loan  Rate  (or  with  respect  to the  last  day of the  month  in the  month of repurchase,  the Loan  Rate will be the Loan  Rate in  effect  as to the  second to last day in such  month) on the outstanding  principal  balance  thereof from the Due Date to which  interest was last paid by the Mortgagor to the first day of the month following the month of purchase.

         Request for Release:  The form attached as Exhibit 4 to the Custodial  Agreement or an electronic  request in a form acceptable to the Custodian.

         Reserve Amount Floor:  An amount equal to 0.50% of the Pool Balance as of the Cut-off Date.

         Reserve  Amount  Target:  As to any Payment Date prior to the Stepdown  Date,  an amount equal to 5.80% of the Cut-off  Date Pool  Balance.  On or after the Stepdown  Date,  the Reserve  Amount  Target will be equal to the lesser of:

         (a)      11.60% of the Pool Balance after applying  payments  received in the related  Collection  Period;
and

         (b)      the Reserve Amount Target as of the Cut-off Date;

provided,  however,  that the Reserve  Amount  Target  shall not be less than the Reserve  Amount  Floor;  provided further,  that any  scheduled  reduction to the Reserve  Amount  Target on or after the Stepdown  Date as described above shall not be made on any Payment Date unless:

                  (i)      either (a) the aggregate  cumulative  Liquidation Loss Amount on the Home Loans from the
         Cut-off  Date  through the end of the  Collection  Period  immediately  prior to such Payment Date is less than:

                           (A)      6.55% of the Pool Balance as of the Cut-off  Date,  if such Payment Date is the
                  31st through 36th Payment Dates,

                           (B)      8.00% of the Pool Balance as of the Cut-off  Date,  if such Payment Date is the
                  37th  through 48th Payment Dates, or

                           (C)      9.00% of the Pool Balance as of the Cut-off  Date,  if such Payment Date is the
                  49th through 60th Payment Dates, or

                           (D)      12.00% of the Pool Balance as of the Cut-off  Date, if such Payment Date is the
                  61st through 72nd Payment Dates, or

                           (E)      14.00% of the Pool Balance as of the Cut-off  Date, if such Payment Date is the
                  73rd Payment Date (or any Payment Date thereafter) or

                           (b)      the  average of the  aggregate  Liquidation  Loss Amount on the Home Loans that became  Liquidated  Home Loans  during the  related  Collection  Period,  as  determined  for the current  and  five  previous  Payment  Dates,  is less  than  50% of the  average  of the  amount remaining  in the  Payment  Account on such  Payment  Date  following  distributions  pursuant to clauses (i)-(v) of Section 3.05(a) of the Indenture  (other than  distributions  made pursuant to clause (iii) thereof), as determined for the current and five previous Payment Dates and

                  (ii)     there has been no draw on the Credit  Enhancement  Instrument  on such Payment Date that remains unreimbursed.

         In  addition,  the  Reserve  Amount  Target may be reduced  with the prior  written  consent of the Credit
Enhancer (so long as no Credit Enhancer Default exists) and notice to the Rating Agencies.

         Reserve  Increase  Amount:  As to the any Payment  Date,  an amount  equal to the lesser of (i) the amount available for payment of the Reserve  Increase  Amount for that Payment Date, as provided in clause (vi) of Section
3.05(a) of the Indenture  and (ii) the excess,  if any of (x) the Reserve  Amount  Target over (y) the  Outstanding
Reserve Amount.

         Responsible  Officer:  With respect to the Indenture  Trustee,  any officer of the Indenture  Trustee with direct  responsibility  for  administration of the Indenture,  and also, with respect to a particular  matter,  any other  officer to whom such matter is referred  because of such  officer's  knowledge of and  familiarity  with the particular subject in each case.

         Sale:  The meaning specified in Section 5.15 of the Indenture.

         Securities  Act:  The  Securities  Act of 1933,  as  amended,  and the rules and  regulations  promulgated thereunder.

         Securitization  Transaction:  Any  transaction  involving  a sale or  other  transfer  of  mortgage  loans directly or  indirectly  to an issuing  entity in  connection  with an issuance  of publicly  offered or  privately placed, rated or unrated mortgage-backed securities.

         Security:  Any of the Certificates or Notes.

         Securityholder or Holder:  Any Noteholder or a Certificateholder.

         Security  Instrument:  A written  instrument  creating a valid first lien on a Mortgaged Property securing a Mortgage  Note,  which may be any  applicable  form of mortgage,  deed of trust,  deed to secure debt or security deed, including any riders or addenda thereto.

         Seller:  Residential  Funding Company,  LLC, a Delaware limited liability company,  and its successors and assigns.

         Servicing  Agreement:  The Servicing  Agreement dated as of the Closing Date among the Indenture  Trustee, the Issuer and the Master Servicer, as master servicer.

         Servicing  Certificate:  A certificate  prepared by a Servicing  Officer on behalf of the Master  Servicer in accordance with Section 4.01 of the Servicing Agreement.

         Servicing  Criteria:  The "servicing  criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

         Servicing Default:  The meaning specified in Section 7.01 of the Servicing Agreement.

         Servicing Fee:  With respect to any Home Loan, the related Subservicing Fee.

         Servicing Fee Rate:  With respect to any Home Loan, the related Subservicing Fee Rate.
         Servicing   Officer:   Any  officer  of  the  Master  Servicer   involved  in,  or  responsible  for,  the
administration  and  servicing  of the Home Loans whose name and specimen  signature  appear on a list of servicing officers furnished to the Indenture Trustee by the Master Servicer, as such list may be amended from time to time.

         Servicing  Trigger:  As of any Payment  Date,  for  purposes of Section 7.04 of the  Servicing  Agreement,
"Servicing  Trigger;  Removal of Master  Servicer," the aggregate  cumulative  Liquidation  Loss Amount on the Home
Loans from the Cut-off  Date through the end of the  Collection  Period  immediately  prior to such Payment Date is greater than:

         (A)      13.50% of the Pool  Balance as of the Cut-off  Date,  if such  Payment  Date is the 31st  through
36th Payment Dates,

         (B)      14.00% of the Pool  Balance as of the Cut-off  Date,  if such  Payment  Date is the 37th  through
48th Payment Dates, or

         (C)      16.00% of the Pool  Balance as of the Cut-off  Date,  if such  Payment  Date is the 49th  through
60th Payment Dates, or

         (D)      22.00% of the Pool  Balance as of the Cut-off  Date,  if such  Payment  Date is the 61st  through
72nd Payment Dates, or

         (E)      26.00% of the Pool  Balance as of the Cut-off  Date,  if such  Payment  Date is the 73rd  Payment
Date (or any Payment Date thereafter).

         Standard & Poor's:  Standard & Poor's, a Division of The McGraw-Hill  Companies,  Inc. or its successor in interest.

         Stated  Value:  The value of the  Mortgaged  Property  as stated by the  related  Mortgagor  in his or her application.

         Statutory  Trust  Statute:  Chapter 38 of Title 12 of the Delaware  Code,  12 Del. Codess.ss.3801 et seq., as
the same may be amended from time to time.

         Step-Up  Date:  The  second  Payment  Date  immediately  following  the  Payment  Date on which the Master
Servicer  can  purchase  all or some of the Home Loans from the Trust  pursuant  to Section  8.08 of the  Servicing
Agreement.

         Stepdown  Date:  The later of (a) the  Payment  Date in  October  2009 and (b) the first  Payment  Date on which the aggregate Pool Balance,  after applying payments received in the related  Collection Period, is less than or equal to 50.00% of the aggregate Pool Balance as of the Cut-off Date.

         Subservicer:  Any Person with whom the Master  Servicer  has entered  into a  Subservicing  Agreement as a
Subservicer by the Master Servicer.

         Subservicing  Account:  An Eligible Account  established or maintained by a Subservicer as provided for in
Section 3.02(c) of the Servicing Agreement.

         Subservicing  Agreement:  The written  contract  between the Master Servicer and any Subservicer  relating to servicing and administration of certain Home Loans as provided in Section 3.01 of the Servicing Agreement.

         Subservicing  Fee: With respect to any  Collection  Period,  the fee retained  monthly by the  Subservicer
(or,  in the  case of a  nonsubserviced  Home  Loan,  by the  Master  Servicer)  equal  to the  product  of (i) the
Subservicing Fee Rate divided by 12 and (ii) the Pool Balance as of the first day of such Collection Period.

         Subservicing  Fee Rate:  With respect to each Home Loan,  the amount  payable to the related  Subservicer, equal to 0.50% per annum.

         Substitution  Adjustment  Amounts:  With respect to any Eligible Substitute Loan, the amount as defined in
Section 3.1(b) of the Home Loan Purchase  Agreement and any Deleted Loan, the amount,  if any, as determined by the
Master Servicer,  by which the aggregate  principal balance of all such Eligible Substitute Loans as of the date of substitution  is less than the  aggregate  principal  balance of all such Deleted Loans (after  application  of the principal  portion of the Monthly  Payments  due in the month of  substitution  that are to be  distributed  to the
Payment Account in the month of substitution).

         Termination  Price:  In the event that all of the Home Loans are  purchased  by the Master  Servicer,  the
Termination  Price will be an amount equal to 100% of the unpaid Loan Balance of each Home Loan so purchased,  plus accrued  and unpaid  interest  thereon at the  weighted  average of the Loan Rates  through the day  preceding  the
Payment Date on which such purchase  occurs,  plus any amounts owed by the Seller pursuant to the second  paragraph of  Section  3.1(c) of the Home Loan  Purchase  Agreement  in  respect of any  liability,  penalty or expense  that resulted  from a breach of the  representation  and warranty set forth in clause (x) of Section  3.1(b) of the Home
Loan Purchase Agreement, that remain unpaid on the date of such purchase.

         Transaction Party:  As specified in Section 9.02(a) of the Servicing Agreement.

         Treasury  Regulations:  Regulations,  including proposed or temporary  Regulations,  promulgated under the
Code.  References  herein to specific  provisions  of proposed or temporary  regulations  shall  include  analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

         Trust  Agreement:  The Amended and Restated  Trust  Agreement,  dated as of the Closing Date,  between the
Owner Trustee and the Depositor.

         Trust Estate:  The meaning specified in the Granting Clause of the Indenture.

         Trust  Indenture  Act or TIA: The Trust  Indenture Act of 1939, as amended from time to time, as in effect on any relevant date.

         UCC:  The  Uniform  Commercial  Code,  as  amended  from  time to  time,  as in  effect  in any  specified jurisdiction.

         Underwriters:  Bear, Stearns, & Co. Inc. and Residential Funding Securities, LLC.

         United States  Person:  A citizen or resident of the United States,  a  corporation,  partnership or other entity  created or organized  in, or under the laws of, the United  States or any state  thereof or the District of
Columbia (except, in the case of a partnership,  to the extent provided in regulations),  or an estate whose income is subject to United States federal income tax  regardless of its source,  or a trust other than a "foreign  trust"
within the meaning of Section 7701(a)(30) of the Code.